UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05635)

Exact name of registrant as specified in charter:	Putnam Diversified Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2023

Date of reporting period:	October 1 , 2022 – September 30, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Diversified Income Trust

Annual report
9 | 30 | 23

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PDINX

Putnam
Diversified Income
Trust

Annual report
9 | 30 | 23

Message from the Trustees

November 7, 2023

Dear Fellow Shareholder:

Equity markets have risen from the depths of the 2022 downturn over the past 12 months. At the same time, the U.S. economy has continued to grow. However, both stocks and bonds have encountered headwinds recently. With the rate of inflation above the Federal Reserve’s target of 2%, the Fed has made it clear that short-term interest rates will remain high heading into 2024. Many experts believe the Fed’s restrictive policy keeps the risk of a recession alive.

Turning to bond markets, performance has been mostly lackluster over the past 12 months. The rise in bond yields since July has challenged many fixed income assets. Against this backdrop, investors are weighing the impact of high borrowing costs and tighter lending conditions at banks.

As active managers, your investment team continues to research attractive opportunities for your fund while monitoring risks. This report offers an update on their efforts.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Lipper peer group median is provided by Lipper, an LSEG company.

* The fund’s benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/23. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on page 12.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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Mike, please describe investing conditions during the 12-month reporting period.

Bond market performance was mixed over the period. Stubborn inflation, banking turmoil, a U.S. debt ceiling crisis, and recessionary concerns weighed on financial markets. The U.S. Federal Reserve made a series of interest-rate hikes to bring the rate of inflation closer to its 2% target. At period-end, the federal funds rate reached a 22-year high of 5.25%–5.50%.

In December 2022, inflation eased enough for the Fed to begin reducing the size and pace of its interest-rate hikes. The U.S. economy, buoyed by a strong labor market, remained in expansion. Quarterly corporate earnings surpassed investors’ expectations. Risk appetite improved as recessionary fears declined.

In calendar 2023, new risks emerged. Sticky inflation caused the Fed to keep interest rates higher for longer than anticipated. The failure of several U.S. regional banks in March 2023 and concern over the federal deficit also weighed on investor sentiment. U.S. Treasury yields rose sharply in May 2023 following a resolution to the U.S. debt ceiling debate. After skipping a rate hike in June 2023, the Fed lifted

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Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/23. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time. Due to rounding, percentages may not equal 100%.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

rates in July 2023. Treasury yields remained elevated after Fitch Ratings downgraded the U.S. government’s credit rating in August 2023. The Fed held interest rates steady in September 2023, but indicated another rate hike was possible before year-end.

Against this backdrop, high-yield bonds and floating-rate bank loans outperformed the broader fixed income market. Mortgage-backed securities and investment-grade [IG] corporate bonds, which are generally more sensitive to higher interest rates, were relative underperformers. Credit spreads largely tightened over the period. [Credit spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] The yield on the benchmark 10-year U.S. Treasury note climbed from 3.83% at the start of the period to 4.59% at period-end.

How did the fund perform compared with its benchmark for the reporting period?

The fund’s class A shares returned 1.17%, underperforming the benchmark ICE BofA U.S. Treasury Bill Index, which returned 4.52%.

Which holdings and strategies detracted from fund performance during the reporting period?

Term structure risk strategies were the largest detractors from fund performance during the period. The period was marked by higher yields and an inverted yield curve, which happens when yields on longer-term bonds fall below those of shorter-term bonds. These conditions negatively impacted the fund, which is positioned with a structural positive duration that has settled around four years. Our structural duration positioning and discretionary relative value strategies drove the fund’s underperformance relative to its benchmark.

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Currency risk strategies modestly detracted from fund performance during the period. This strategy employs a hedge of safe-haven currencies that typically do well in risk-averse investing environments. We held a long position to the U.S. dollar, Japanese yen, and Swiss franc versus the remaining G10 currencies [the top 10 most-traded currencies in the world]. During the period, the Japanese yen weakened, the Swiss franc strengthened, and the U.S. dollar fluctuated relative to all G10 currencies, which led to the strategies’ underperformance.

Exposure to commercial mortgage-backed securities [CMBS] also detracted from fund performance. In the first quarter of calendar 2023, poor technicals [supply/demand metrics] and negative headlines surrounding office properties were a drag on the CMBS market.

What about contributors for the reporting period?

Corporate credit strategies were the fund’s largest contributors, led by high-yield bonds. High-yield spreads tightened by approximately 150 basis points [bps] during the period, as measured by the JPMorgan Developed High Yield Index.

Prepayment risk strategies, led by our mortgage basis positioning and exposure to agency interest-only [IO] securities, also contributed to the fund’s performance. We shifted to a long basis positioning in late calendar 2022, which was beneficial as the mortgage basis significantly tightened. The fund’s long mortgage basis positioning is a strategy that capitalizes on the difference between longer-term U.S. Treasury yields and the interest rates on

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/23. Short-term investments, to-be-announced (TBA) commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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30-year home mortgages. Additionally, agency IO securities continued to benefit from low prepayment speeds.

Emerging market [EM] risk strategies and exposure to residential mortgage credit, led by our seasoned credit risk transfer [CRT] holdings, also helped results. CRTs performed well as they continued to be tendered by issuers and received some upgrades by rating agencies.

How did you use derivatives during the period?

We used credit default swaps to gain exposure to CMBS via CMBX, and also to hedge the fund’s credit and market risks. [CMBX is a group of tradable indexes that each reference a basket of 25 CMBS issued in a particular year.] We also used credit default swap contracts to gain exposure to specific sectors and individual names. We used bond futures contracts and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We also employed interest-rate swaps to gain exposure to rates in various countries. We utilized options to hedge the fund’s duration and convexity, to isolate the prepayment risk associated with our holdings of collateralized mortgage obligations, and to help manage overall downside risk. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What are your current views on the major sectors in which the fund invests?

A large budget deficit in an expanding U.S. economy, combined with stubborn inflation, contributed to rising interest rates year to date. Treasury yields have traded up since the resolution of the debt ceiling in May 2023. We expect interest rates to stay higher for longer on the back of increased Treasury supply and hawkish Fed rhetoric, in our view. We believe markets have priced in expectations for a U.S. recession in mid-2024.

We believe growth has been more resilient in the U.S. than in other major economies. We expect the U.S. dollar to appreciate given higher interest rates in the world’s reserve currency. In Europe, the central bank has signaled an end to its tightening cycle amid weak economic growth and tepid risk appetite, which we believe will put downward pressure on the euro. In our view, the Bank of Japan is far behind in the tightening cycle relative to other developed-market central banks. We expect the yen to continue to depreciate until a recession is more likely.

Healthy market technicals and supportive macroeconomic data have kept IG spread volatility low. Against this backdrop, the high-yield market has performed strongly along with other risk assets. Year to date, corporate fundamentals have been resilient; quarterly corporate earnings were largely better than expected. Technicals have been improving with a pick-up in inflows in recent months. Low new issuance in high yield, coupled with an increase in rising stars [companies showing the potential to improve in credit quality], also has created a supportive technical backdrop, in our view. Valuations are still somewhat attractive, in our view. Credit spreads are pricing in a continued increase in defaults along with slower growth. However, these conditions do not indicate a harsh recession, in our view. Year to date, spreads within IG have tightened 12 bps to 118 bps, leaving little room for error. Within high yield, valuation now sits at the 48th percentile over the past 10 years in terms of spread, while yield seems attractive versus historical averages, currently at the 92nd percentile. We believe risks to our outlook include macro forces of high inflation, central bank tightening, slowing growth, and heightened geopolitical tension.

Commercial real estate is facing meaningful headwinds and increased risks, in our view.

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These include the impact of a post-pandemic shift in office demand and rising costs of capital. Property values will likely face pressure over the medium term, with prices varying significantly by geography and property type, in our view. However, this scenario is more daunting for the equity investor, in our view. Debt holders only need the borrower to pay off the remaining interest and principal owed, which limits the impact on CMBS. We believe much of the risk has been priced into the market based on substantial spread widening over the past 12 months. The most attractive relative value opportunities require detailed loan-level analysis and security selection, in our view.

We believe U.S. homeowner balance sheets remain well positioned, supported by locked-in, ultra-low mortgage rates and substantial home price appreciation in recent years. We expect home prices to be flat for calendar 2023. However, certain geographies that became overheated may be susceptible to retractions. Spreads have narrowed compared with calendar 2022 but remain wider than the tights of calendar 2021. At current levels, we believe attractive risk-adjusted return opportunities can be found across the capital stack.

For EM credit, we have a cautious intermediate outlook. EM sovereigns appear overvalued across the quality spectrum. We see the risks of recession and inflation declining, which may be supportive of EM in the near term. We expect slightly more downside within the next three to nine months. We prefer to stay beta neutral [risk is not correlated to broader market volatility] and seek relative value opportunities. We remain very selective when adding high-yield risk exposure.

We maintain a neutral to slightly long position to the mortgage basis overall but remain tactical. The systemic risk posed by regional bank failures in March 2023 appears to be behind us, and market supply should taper down in the near term. However, the future of bank demand remains uncertain and may hinge upon regulatory changes.

We expect mortgage prepayment speeds will be stable going forward. The prepayment strategy may provide good protection against a recession scenario that negatively impacts home prices or unemployment. In our view, many prepayment-sensitive assets now offer an attractive risk-adjusted return at current price levels. We also believe they may offer significant upside potential if rates stabilize and volatility declines.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund’s monthly dividend rate for class A shares increased from $0.025 to $0.029 per share in December 2022. The increase reflects Putnam Management’s earnings expectations in the current fixed income environment. Similar increases were made to other share classes of the fund.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2023, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class M, R, R6, and Y shares are not available to all investors.

Annualized fund performance Total return for periods ended 9/30/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (10/3/88)
Before sales charge	5.06%	1.06%	–0.98%	–1.91%	1.17%
After sales charge	4.94	0.65	–1.78	–3.24	–2.88
Class B (3/1/93)
Before CDSC	4.87	0.46	–1.72	–2.65	0.36
After CDSC	4.87	0.46	–2.05	–3.52	–4.36
Class C (2/1/99)
Before CDSC	4.88	0.47	–1.71	–2.64	0.45
After CDSC	4.88	0.47	–1.71	–2.64	–0.49
Class M (12/1/94)
Before sales charge	4.78	0.82	–1.24	–2.17	0.79
After sales charge	4.68	0.48	–1.89	–3.24	–2.49
Class R (12/1/03)
Net asset value	4.79	0.82	–1.23	–2.15	0.97
Class R6 (11/1/13)
Net asset value	5.28	1.40	–0.64	–1.60	1.44
Class Y (7/1/96)
Net asset value	5.26	1.32	–0.71	–1.67	1.41

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

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Comparative annualized index returns For periods ended 9/30/23

	Life of fund	10 years	5 years	3 years	1 year
ICE BofA U.S. Treasury Bill
Index	—*	1.12%	1.73%	1.67%	4.52%
Lipper Alternative Credit
Focus Funds category
median†	5.07%	1.44	1.07	0.11	4.61

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group median is provided by Lipper, an LSEG company.

* The fund’s benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/23, there were 106, 95, 85, 43, and 3 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $10,468 and $10,477, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $10,493. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $10,849, $11,497, and $11,402, respectively.

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Fund price and distribution information For the 12-month period ended 9/30/23

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	12		12	12	12		12	12	12
Income	$0.382		$0.337	$0.342	$0.370		$0.370	$0.406	$0.394
Capital gains	—		—	—	—		—	—	—
Total	$0.382		$0.337	$0.342	$0.370		$0.370	$0.406	$0.394
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
9/30/22	$5.59	$5.82	$5.52	$5.46	$5.45	$5.63	$5.49	$5.52	$5.53
9/30/23	5.28	5.50	5.21	5.15	5.13	5.30	5.18	5.20	5.22
	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value
Current dividend
rate[1]	6.59%	6.33%	5.99%	6.06%	6.55%	6.34%	6.49%	7.15%	6.90%
Current 30-day
SEC yield [2]	N/A	6.71	6.23	6.22	N/A	6.52	6.74	7.38	7.25

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 9/30/22	1.01%	1.76%	1.76%	1.26%	1.26%	0.66%	0.76%
Annualized expense ratio for the
six-month period ended 9/30/23*	1.05%	1.80%	1.80%	1.30%	1.30%	0.68%	0.80%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/23 to 9/30/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.21	$8.92	$8.92	$6.45	$6.45	$3.38	$3.97
Ending value (after expenses)	$980.40	$976.10	$976.20	$978.70	$978.90	$982.20	$981.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/23, use the following calculation method. To find the value of your investment on 4/1/23, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.32	$9.10	$9.10	$6.58	$6.58	$3.45	$4.05
Ending value (after expenses)	$1,019.80	$1,016.04	$1,016.04	$1,018.55	$1,018.55	$1,021.66	$1,021.06

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

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Comparative index definitions

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury Bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed income securities issued in developed countries.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, an LSEG company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of September 30, 2023, Putnam employees had approximately $477,000,000 and the Trustees had approximately $65,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in May 2023. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2022 through December 2022. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2022. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Trustee approval of management contracts

Consideration of your fund’s new and interim management and sub-management contracts

At their meeting on June 23, 2023, the Board of Trustees of your fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam mutual funds, closed-end funds and exchange-traded funds (collectively, the “funds”) (the “Independent Trustees”) approved, subject to approval by your fund’s shareholders, a new management contract with Putnam Investment Management (“Putnam Management”) and a new sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”) (collectively, the “New Management Contracts”). The Trustees considered the proposed New Management Contracts in connection with the planned acquisition of Putnam U.S. Holdings I, LLC (“Putnam Holdings”) by a subsidiary of Franklin Resources, Inc. (“Franklin Templeton”). The Trustees considered that, on May 31, 2023, Franklin Templeton and Great-West Lifeco Inc., the parent company of Putnam Holdings, announced that they had entered into a definitive agreement for a subsidiary of Franklin Templeton to acquire Putnam Holdings in a stock and cash transaction (the “Transaction”). The Trustees noted that Putnam Holdings was the parent company of Putnam Management and PIL. The Trustees were advised that the Transaction would result in a “change of control” of Putnam Management and PIL and would cause your fund’s current Management Contract with Putnam Management and Sub-Management Contract with PIL (collectively, the “Current Management Contracts”) to terminate in accordance with the 1940 Act. The Trustees considered that the New Management Contracts would take effect upon the closing of the Transaction, which was expected to occur in the fourth quarter of 2023.

In addition to the New Management Contracts, the Trustees also approved interim management and sub-management contracts with Putnam Management and PIL, respectively (the “Interim Management Contracts”), which would take effect in the event that for any reason shareholder approval of a New Management Contract was not received by the time of the Transaction closing. The Trustees considered that each Interim Management Contract that became effective would remain in effect until shareholders approved the proposed New Management Contract, or until 150 days elapse after the closing of the Transaction, whichever occurred first. The considerations and conclusions discussed in connection with the Trustees’ consideration of the New Management Contracts and the continuance of your fund’s Current Management Contracts also apply to the Trustees’ consideration of the Interim Management Contracts, supplemented by consideration of the terms, nature and reason for any Interim Management Contract.

The Independent Trustees met with their independent legal counsel, as defined in Rule 0 – 1(a)(6) under the 1940 Act (their “independent legal counsel”), and representatives of Putnam Management and its parent company, Power Corporation of Canada, to discuss the potential Transaction, including the timing and structure of the Transaction and its implications for Putnam Management and the funds, during their regular meeting on November 18, 2022, and the full Board of Trustees further discussed these matters with representatives of Putnam Management at its regular meeting on December 15, 2022. At a special meeting on December 20, 2022, the full Board of Trustees met with representatives of Putnam Management, Power Corporation of Canada and Franklin Templeton to further discuss the potential Transaction, including Franklin Templeton’s strategic plans for Putnam Management’s asset management business and the funds, potential sources of synergy between Franklin Templeton and Putnam Management, potential areas of partnership between Power Corporation of Canada and Franklin Templeton, Franklin Templeton’s distribution capabilities, Franklin Templeton’s existing service provider relationships and Franklin Templeton’s recent acquisitions of other asset management firms.

In order to assist the Independent Trustees in their consideration of the New Management Contracts and other anticipated impacts of the Transaction on the funds and their shareholders, independent legal counsel for the Independent Trustees furnished an initial information request to Franklin Templeton (the “Initial Franklin Request”). At a special meeting of the full Board of Trustees held on January 25, 2023, representatives of Franklin Templeton addressed the firm’s responses to the Initial Franklin Request. At the

Diversified Income Trust 15

meeting, representatives of Franklin Templeton discussed, among other things, the business and financial condition of Franklin Templeton and its affiliates, Franklin Templeton’s U.S. registered fund operations, its recent acquisition history, Franklin Templeton’s intentions regarding the operation of Putnam Management and the funds following the completion of the potential Transaction and expected benefits to the funds and Putnam Management that might result from the Transaction.

The Board of Trustees actively monitored developments with respect to the potential Transaction throughout the period leading up to the public announcement of a final sale agreement on May 31, 2023. The Independent Trustees met to discuss these matters at their regular meetings on January 27, April 20 and May 19, 2023. The full Board of Trustees also discussed developments at their regular meeting on February 23, 2023. Following the public announcement of the Transaction on May 31, 2023, independent legal counsel for the Independent Trustees furnished a supplemental information request (the “Supplemental Franklin Request”) to Franklin Templeton. At the Board of Trustees’ regular in-person meeting held on June 22–23, 2023, representatives of Putnam Management and Power Corporation of Canada provided further information regarding, among other matters, the final terms of the Transaction and efforts undertaken to retain Putnam employees. The Contract Committee of the Board of Trustees also met on June 22, 2023 to discuss Franklin Templeton’s responses to the Supplemental Franklin Request. Mr. Reynolds, the only Trustee affiliated with Putnam Management, participated in portions of these meetings to provide the perspective of the Putnam organization, but did not otherwise participate in the deliberations of the Independent Trustees or the Contract Committee regarding the potential Transaction.

After the presentations and after reviewing the written materials provided, the Independent Trustees met at their in-person meeting on June 23, 2023 to consider the New Management Contracts for each fund, proposed to become effective upon the closing of the Transaction, and the filing of a preliminary proxy statement. At this meeting and throughout the process, the Independent Trustees also received advice from their independent legal counsel regarding their responsibilities in evaluating the potential Transaction and the New Management Contracts. The Independent Trustees reviewed the terms of the proposed New Management Contracts and the differences between the New Management Contracts and the Current Management Contracts. They noted that the terms of the proposed New Management Contracts were substantially identical to the Current Management Contracts, except for certain changes designed largely to address differences among various of the existing contracts, which had been developed and implemented at different times in the past.

In considering the approval of the proposed New Management Contracts, the Board of Trustees took into account a number of factors, including:1

(i) Franklin Templeton’s and Putnam Management’s belief that the Transaction would not adversely affect the funds or their shareholders and their belief that the Transaction was likely to result in certain benefits (described below) for the funds and their shareholders;

(ii) That Franklin Templeton did not intend to make any material change in Putnam Management’s senior investment professionals (other than certain changes related to reporting structure and organization of personnel discussed below), including the portfolio managers of the funds, or to the firm’s operating locations as a result of the Transaction;

(iii) That Franklin Templeton intended for Putnam Management’s equity investment professionals to continue to operate largely independently from Franklin Templeton, reporting to Franklin Templeton’s Head of Public Markets following the Transaction;

(iv) That, while Putnam Management’s organizational structure was not expected to change immediately following the Transaction, Franklin Templeton intended to revise Putnam Management’s reporting structure in order to include Putnam Management’s fixed income investment professionals in Franklin Templeton’s fixed income group and to include Putnam Management’s Global Asset Allocation (“GAA”) investment professionals in Franklin Templeton’s investment solutions group, with both Franklin Templeton groups reporting to Franklin Templeton’s Head of Public Markets;

1 All subsequent references to Putnam Management describing the Board of Trustees’ considerations should be deemed to include references to PIL as necessary or appropriate in the context.

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(v) Franklin Templeton’s expectation that there would not be any changes in the investment objectives, strategies or portfolio holdings of the funds as a result of the Transaction;

(vi) That neither Franklin Templeton nor Putnam Management had any current plans to propose changes to the funds’ existing management fees or expense limitations, or current plans to make changes to the funds’ existing distribution arrangements;

(vii) Franklin Templeton’s and Putnam Management’s representations that, following the Transaction, there was not expected to be any diminution in the nature, quality and extent of services provided to the funds and their shareholders by Putnam Management and PIL, including compliance and other non-advisory services;

(viii) That Franklin Templeton did not currently plan to change the branding of the funds or to change the lineup of funds in connection with the Transaction but would continue to evaluate how best to position the funds in the market;

(ix) The possible benefits accruing to the funds and their shareholders as a result of the Transaction, including:

a. That the scale of Franklin Templeton’s investment operations platform would increase the investment and operational resources available to the funds;

b. That the Putnam open-end funds would benefit from Franklin Templeton’s large retail and institutional global distribution capabilities and significant network of intermediary relationships, which may provide additional opportunities for the funds to increase assets and reduce expenses by spreading expenses over a larger asset base; and

c. Potential benefits to shareholders of the Putnam open-end funds that could result from the alignment of certain fund features and shareholder benefits with those of other funds sponsored by Franklin Templeton and its affiliates and access to a broader array of investment opportunities;

(x) The financial strength, reputation, experience and resources of Franklin Templeton and its investment advisory subsidiaries;

(xi) Franklin Templeton’s expectation that the Transaction would not impact the capabilities or responsibilities of Putnam Management’s Investment Division (other than any impact related to reporting structure changes for Putnam Management’s equity, fixed income and GAA investment groups and to including Putnam Management’s fixed income and GAA investment professionals in existing Franklin Templeton investment groups, as discussed above) and that any changes to the Investment Division over the longer term would be made in order to achieve perceived operational efficiencies or improvements to the portfolio management process;

(xii) Franklin Templeton’s commitment to maintaining competitive compensation arrangements to allow Putnam Management to continue to attract and retain highly qualified personnel and Putnam Management’s and Franklin Templeton’s efforts to retain personnel, including efforts implemented since the Transaction was announced;

(xiii) That the current senior management teams at Putnam Management and Power Corporation of Canada had indicated their strong support of the Transaction and that Putnam Management had recommended that the Board of Trustees approve the New Management Contracts; and

(xiv) Putnam Management’s and Great-West Lifeco Inc.’s commitment to bear all expenses incurred by the funds in connection with the Transaction, including all costs associated with the proxy solicitation in connection with seeking shareholder approval of the New Management Contracts.

Finally, in considering the proposed New Management Contracts, the Board of Trustees also took into account their concurrent deliberations and conclusions, as described below, in connection with their annual review of the funds’ Current Management Contracts and the approval of their continuance, effective July 1, 2023, and the extensive materials that they had reviewed in connection with that review process.

Based upon the foregoing considerations, on June 23, 2023, the Board of Trustees, including all of the Independent Trustees, unanimously approved the proposed New Management Contracts and determined to recommend their approval to the shareholders of the funds.

General conclusions — Current Management Contracts

The Board of Trustees oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of

Diversified Income Trust 17

your fund’s management contract with Putnam Management and the sub-management contract with respect to your fund between Putnam Management and PIL. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees did not attempt to evaluate PIL as a separate entity.) The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board of Trustees’ independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2023, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board of Trustees’ independent staff and by independent legal counsel for the funds and the Independent Trustees.

At the Board of Trustees’ June 2023 meeting, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At that meeting, the Contract Committee also met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s Current Management Contracts, effective July 1, 2023, and the approval of your fund’s New Management Contracts and Interim Management Contracts, as discussed above.

The Independent Trustees’ approvals were based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam mutual funds and closed-end funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer funds (including the exchange-traded funds) or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. The Trustees also took into account their concurrent deliberations and conclusions, and the materials that they had reviewed, in connection with their approval on June 23, 2023 of the Interim Management Contracts and the New Management Contracts, which had been proposed in light of the Transaction (which would cause the fund’s Current Management Contracts to terminate in accordance with applicable law or the terms of each contract).

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Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all funds, including fee levels and any breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two mutual funds and each of the exchange-traded funds have implemented so-called “all-in” or unitary management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees, Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2022. These expense limitations were: (i) a contractual expense limitation applicable to specified mutual funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified mutual funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2022. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2025. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have the mutual fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve your fund’s New Management Contracts and Interim Management Contracts and the continuance of your fund’s Current Management Contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2022. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2022 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds, as applicable. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to (as applicable) the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability in 2022 for each of the applicable agreements separately and for the agreements taken together on a

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combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for each of the funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees in connection with their annual contract review for the funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s manager-traded separately managed account programs. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the funds. The Trustees observed that the differences in fee rates between these clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for 1940 Act-registered funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, peer-relative and benchmark-relative Putnam fund performance was generally encouraging in 2022 against a backdrop of volatile equity and fixed income markets, driven by factors such as Russia’s invasion of Ukraine, increased tensions with China, disruptions in energy markets and broader supply chains, rising inflation and the significant tightening of monetary policy by the Board of Governors of the Federal Reserve in an effort to combat inflation. The Trustees further noted that, in the face of these numerous economic headwinds, corporate earnings and employment data had been generally robust throughout 2022. For the one-year period ended December 31, 2022, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 41st percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, outperformed their benchmarks by 1.3% gross of fees over the one-year period. The Committee also noted that the funds’ aggregate performance over longer-term periods continued to be strong, with the funds, on an asset-weighted basis, ranking in the 34th, 27th and 22nd percentiles of their Lipper peers over the three-year, five-year and ten-year periods ended December 31, 2022, respectively. The Trustees further noted that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of the three-year, five-year and ten-year periods. The Trustees also considered the Morningstar Inc. ratings assigned to the funds and that 40 funds were rated four or five stars at the

20 Diversified Income Trust

end of 2022, which represented an increase of 15 funds year-over-year. The Trustees also considered that seven funds were five-star rated at the end of 2022, which was a year-over-year decrease of two funds, and that 83% of the funds’ aggregate assets were in four- or five-star rated funds at year end.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes, as reported in the Barron’s/Lipper Fund Families survey (the “Survey”). The Trustees noted that the Survey ranks mutual fund companies based on their performance across a variety of asset types, and that The Putnam Fund complex had performed exceptionally well in 2022. In this regard, the Trustees considered that the funds had ranked 9th out of 49 fund companies, 3rd out of 49 fund companies and 2nd out of 47 fund companies for the one-year, five-year and ten-year periods, respectively. The Trustees also noted that The Putnam Fund complex had been the only fund family to rank in the top ten in all three time periods. They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2022 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and, where relevant, actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor the performance of those funds.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Alternative Credit Focus Funds) for the one-year, three-year and five-year periods ended December 31, 2022 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	3rd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2022, there were 98, 93 and 82 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing.

Brokerage and soft-dollar allocations; distribution and investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments made to Putnam Management’s

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affiliates by the mutual funds for distribution services and investor services. In conjunction with the review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the mutual funds to PSERV and PRM for such services were fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the mutual funds, and that they were of a quality at least equal to those provided by other providers.

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Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Diversified Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Diversified Income Trust (the “Fund”) as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the four years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the four years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 12, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 7, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

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The fund’s portfolio 9/30/23

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (68.1%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (8.1%)
Government National Mortgage Association Pass-Through Certificates
6.50%, 11/20/38	$82,581	$85,070
5.50%, TBA, 10/1/53	32,000,000	31,056,112
4.50%, TBA, 10/1/53	45,000,000	41,564,880
4.00%, TBA, 10/1/53	30,000,000	27,029,178
3.50%, with due dates from 9/20/49 to 11/20/49	74,462	65,149
		99,800,389
U.S. Government Agency Mortgage Obligations (60.0%)
Uniform Mortgage-Backed Securities
6.50%, TBA, 10/1/53	206,000,000	206,984,639
6.00%, TBA, 10/1/53	266,000,000	262,560,567
5.50%, TBA, 10/1/53	167,000,000	161,416,021
5.00%, TBA, 10/1/53	5,000,000	4,718,167
3.50%, TBA, 10/1/53	31,000,000	26,655,152
3.00%, TBA, 10/1/53	36,000,000	29,763,295
2.50%, TBA, 10/1/53	64,000,000	50,762,464
		742,860,305
Total U.S. government and agency mortgage obligations (cost $854,514,724)		$842,660,694

U.S. TREASURY OBLIGATIONS (1.1%)*	Principal amount	Value
U.S. Treasury Bonds 1.875%, 2/15/51 [i]	$18,000	$10,132
U.S. Treasury Notes
3.25%, 6/30/27 [i]	1,107,000	1,060,705
3.125%, 11/15/28 [i]	354,000	333,723
1.875%, 2/28/27 [i]	138,000	125,809
1.625%, 5/15/31 [i]	6,440,000	5,267,791
1.625%, 8/15/29 [i]	149,000	126,738
0.625%, 8/15/30 [i]	8,264,000	6,349,231
0.375%, 11/30/25 [i]	338,000	306,613
0.25%, 7/31/25 [i]	452,000	414,045
Total U.S. treasury obligations (cost $13,994,787)		$13,994,787

MORTGAGE-BACKED SECURITIES (36.0%)*	Principal amount	Value
Agency collateralized mortgage obligations (14.2%)
Federal Home Loan Mortgage Corporation
REMICs Ser. 4509, Class CI, IO, 6.00%, 9/15/45	$8,663,642	$1,890,130
REMICs Ser. 4077, Class IK, IO, 5.00%, 7/15/42	2,366,125	486,475
REMICs Ser. 5093, Class YI, IO, 4.50%, 12/25/50	20,021,538	4,514,399
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	4,337,937	964,271
REMICs Ser. 4984, Class IL, IO, 4.50%, 6/25/50	2,211,371	490,141
REMICs Ser. 4000, Class PI, IO, 4.50%, 1/15/42	3,014,572	462,053
REMICs Ser. 23-5349, Class IB, IO, 4.00%, 12/15/46	4,600,000	848,226
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	11,279,861	1,696,151
REMICs Ser. 4020, Class IA, IO, 4.00%, 3/15/27	1,129,843	39,985
REMICs Ser. 4484, Class TI, IO, 3.50%, 11/15/44	857,759	73,593
REMICs Ser. 4105, Class HI, IO, 3.50%, 7/15/41	1,597,043	117,342

Diversified Income Trust 25

MORTGAGE-BACKED SECURITIES (36.0%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs Ser. 23-5349, Class IA, IO, 3.00%, 12/15/42	$5,300,000	$461,837
REMICs IFB Ser. 5011, Class SA, IO, ((-1 x US 30 Day Average SOFR) + 6.14%), 0.821%, 9/25/50	3,397,637	351,316
REMICs IFB Ser. 4742, Class S, IO, ((-1 x US 30 Day Average SOFR) + 6.09%), 0.772%, 12/15/47	9,865,900	966,858
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x US 30 Day Average SOFR) + 5.99%), 0.672%, 8/15/56	1,777,726	169,293
REMICs IFB Ser. 4678, Class MS, IO, ((-1 x US 30 Day Average SOFR) + 5.99%), 0.672%, 4/15/47	6,253,174	587,083
REMICs IFB Ser. 4265, Class SD, IO, ((-1 x US 30 Day Average SOFR) + 5.99%), 0.672%, 1/15/35	17,339,932	851,819
REMICs IFB Ser. 5002, Class SJ, IO, ((-1 x US 30 Day Average SOFR) + 5.99%), 0.671%, 7/25/50	30,550,861	2,845,981
REMICs IFB Ser. 4945, Class SL, IO, ((-1 x US 30 Day Average SOFR) + 5.94%), 0.621%, 1/25/50	2,092,848	162,084
Strips IFB Ser. 326, Class S2, IO, ((-1 x US 30 Day Average SOFR) + 5.84%), 0.522%, 3/15/44	3,753,591	289,391
Strips IFB Ser. 311, Class S1, IO, ((-1 x US 30 Day Average SOFR) + 5.84%), 0.522%, 8/15/43	6,634,914	558,511
Structured Pass-Through Certificates FRB Ser. 57, Class 1AX, IO, 0.384%, 7/25/43 W	5,376,976	71,063
Federal National Mortgage Association
Grantor Trust Ser. 98-T2, Class A4, IO, 6.50%, 10/25/36	3,928	313
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	6,966,818	1,166,610
REMICs Ser. 15-69, IO, 6.00%, 9/25/45	8,268,947	1,882,550
REMICs Ser. 15-58, Class KI, IO, 6.00%, 3/25/37	12,085,381	2,109,479
Interest Strip Ser. 399, Class 2, IO, 5.50%, 11/25/39	11,826	2,480
Interest Strip Ser. 374, Class 6, IO, 5.50%, 8/25/36	488,857	80,525
REMICs Ser. 15-30, IO, 5.50%, 5/25/45	877,104	137,565
Interest Strip Ser. 378, Class 19, IO, 5.00%, 6/25/35	539,189	75,848
REMICs Ser. 12-151, Class IN, IO, 5.00%, 1/25/43	5,662,377	1,083,383
REMICs Ser. 20-76, Class BI, IO, 4.50%, 11/25/50	2,837,903	517,043
REMICs Ser. 18-58, Class AI, IO, 4.50%, 8/25/48	15,985,431	2,437,492
REMICs Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	2,831,880	547,699
Interest Strip Ser. 405, Class 2, IO, 4.00%, 10/25/40	39,918	6,777
REMICs Ser. 23-49, Class IC, IO, 4.00%, 11/25/49	7,100,000	1,147,126
REMICs Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	6,518,759	940,135
REMICs Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	2,346,992	335,573
REMICs Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	1,961,896	234,643
REMICs Ser. 23-49, Class IB, IO, 3.50%, 3/25/47	17,000,000	2,582,912
REMICs Ser. 23-49, Class IA, IO, 3.00%, 8/25/46	15,500,000	1,760,149
REMICs IFB Ser. 10-35, Class SG, IO, ((-1 x US 30 Day Average SOFR) + 6.29%), 0.971%, 4/25/40	3,662,409	312,056
REMICs IFB Ser. 18-38, Class SA, IO, ((-1 x US 30 Day Average SOFR) + 6.09%), 0.771%, 6/25/48	22,647,305	2,069,477
REMICs IFB Ser. 18-44, Class SA, IO, ((-1 x US 30 Day Average SOFR) + 6.09%), 0.771%, 6/25/48	26,952,688	2,502,557
REMICs IFB Ser. 15-42, Class LS, IO, ((-1 x US 30 Day Average SOFR) + 6.09%), 0.771%, 6/25/45	1,553,084	63,826

26 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (36.0%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 13-18, Class SB, IO, ((-1 x US 30 Day Average SOFR) + 6.04%), 0.721%, 10/25/41	$396,821	$704
Grantor Trust Ser. 00-T6, IO, 0.717%, 11/25/40 W	2,109,631	8,905
REMICs IFB Ser. 16-96, Class ST, IO, ((-1 x US 30 Day Average SOFR) + 5.99%), 0.671%, 12/25/46	24,833,045	1,358,601
REMICs IFB Ser. 20-12, Class SK, IO, ((-1 x US 30 Day Average SOFR) + 5.94%), 0.621%, 3/25/50	1,703,031	150,412
REMICs IFB Ser. 19-43, Class JS, IO, ((-1 x US 30 Day Average SOFR) + 5.94%), 0.621%, 8/25/49	978,117	67,426
REMICs IFB Ser. 19-47, Class SA, IO, ((-1 x US 30 Day Average SOFR) + 5.94%), 0.621%, 8/25/49	10,552,836	886,436
REMICs IFB Ser. 19-34, Class SL, IO, ((-1 x US 30 Day Average SOFR) + 5.94%), 0.621%, 7/25/49	12,310,512	1,040,329
REMICs IFB Ser. 11-101, Class SA, IO, ((-1 x US 30 Day Average SOFR) + 5.79%), 0.471%, 10/25/41	6,845,399	440,826
FRB Ser. 02-W8, Class 1, IO, 0.296%, 6/25/42 W	3,611,819	20,495
Government National Mortgage Association
Ser. 17-104, Class MI, IO, 5.50%, 7/16/47	8,250,185	1,807,687
Ser. 19-119, Class IN, IO, 5.00%, 9/20/49	15,533,186	3,349,095
Ser. 18-37, IO, 5.00%, 3/20/48	6,511,458	1,382,640
Ser. 17-179, Class WI, IO, 5.00%, 12/20/47	3,886,196	843,201
Ser. 16-126, Class PI, IO, 5.00%, 2/20/46	6,488,295	1,166,855
Ser. 15-167, Class MI, IO, 5.00%, 6/20/45	11,037,696	2,156,578
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	1,450,705	326,583
Ser. 14-132, IO, 5.00%, 9/20/44	4,545,748	1,016,566
Ser. 12-146, IO, 5.00%, 12/20/42	3,217,838	610,874
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	12,791,249	2,614,786
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	3,979,715	799,596
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	21,739,327	4,476,998
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	11,932,437	2,439,587
Ser. 17-26, Class MI, IO, 5.00%, 11/20/39	875,497	171,778
Ser. 15-105, Class LI, IO, 5.00%, 10/20/39	5,797,952	1,119,294
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	5,253,494	1,023,842
Ser. 18-94, Class AI, IO, 4.50%, 7/20/48	1,442,774	284,716
Ser. 16-17, Class IA, IO, 4.50%, 3/20/45	7,262,253	1,359,153
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	5,154,737	1,002,413
Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	11,802,099	2,290,482
Ser. 13-167, IO, 4.50%, 9/20/40	2,251,390	398,528
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	2,871,305	487,366
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	8,249,936	1,429,565
Ser. 10-20, Class BI, IO, 4.50%, 2/16/40	7,059,534	1,258,009
Ser. 14-71, Class PI, IO, 4.50%, 12/20/39	4,116,439	390,897
Ser. 15-89, Class IP, IO, 4.00%, 2/20/45	11,629,266	1,587,940
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	6,768,068	883,572
Ser. 14-4, Class BI, IO, 4.00%, 1/20/44	5,513,277	995,391
Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	3,588,748	591,507
Ser. 14-163, Class PI, IO, 4.00%, 10/20/43	430,727	6,528
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	2,269,552	349,406

Diversified Income Trust 27

MORTGAGE-BACKED SECURITIES (36.0%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-27, Class IJ, IO, 4.00%, 2/20/43	$2,731,855	$421,935
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	1,677,233	284,671
Ser. 21-8, Class VI, IO, 3.50%, 12/20/50	25,418,849	4,026,361
Ser. 19-110, Class PI, IO, 3.50%, 9/20/49	8,629,249	1,499,764
Ser. 18-21, Class AI, IO, 3.50%, 2/20/48	1,284,118	138,223
Ser. 15-131, Class CI, IO, 3.50%, 9/20/45	3,374,893	511,331
Ser. 15-131, Class MI, IO, 3.50%, 9/20/45	5,304,497	911,923
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	6,257,707	1,029,284
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	3,631,566	472,023
Ser. 13-28, IO, 3.50%, 2/20/43	1,358,057	196,769
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	3,212,208	366,898
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	14,753,466	2,419,273
Ser. 12-128, Class IA, IO, 3.50%, 10/20/42	9,728,869	1,514,264
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	4,491,377	279,812
Ser. 20-175, Class NI, IO, 3.00%, 11/20/50	29,022,832	4,448,078
Ser. 16-H04, Class HI, IO, 2.357%, 7/20/65 W	23,149,003	618,079
Ser. 18-H15, Class EI, IO, 2.03%, 8/20/68 W	39,857,989	2,088,558
Ser. 15-H23, Class DI, IO, 1.854%, 9/20/65 W	22,899,750	1,035,068
Ser. 15-H15, Class AI, IO, 1.807%, 6/20/65 W	27,709,021	1,169,321
Ser. 15-H12, Class AI, IO, 1.793%, 5/20/65 W	48,498,415	1,532,550
FRB Ser. 15-H08, Class CI, IO, 1.744%, 3/20/65 W	36,639,964	1,143,167
Ser. 17-H06, Class DI, IO, 1.705%, 2/20/67 W	20,440,763	625,488
Ser. 15-H23, Class BI, IO, 1.687%, 9/20/65 W	41,197,472	1,256,523
Ser. 15-H03, Class CI, IO, 1.632%, 1/20/65 W	41,660,002	1,320,622
Ser. 16-H18, IO, 1.615%, 8/20/66 W	26,606,856	733,631
Ser. 16-H14, IO, 1.613%, 6/20/66 W	24,961,667	663,506
Ser. 14-H25, Class BI, IO, 1.608%, 12/20/64 W	27,509,524	713,542
Ser. 17-H03, Class HI, IO, 1.589%, 1/20/67 W	40,806,811	1,185,167
Ser. 17-H18, Class FI, IO, 1.588%, 9/20/67 W	27,033,829	1,448,168
Ser. 15-H01, Class BI, IO, 1.499%, 1/20/65 W	21,295,647	543,188
IFB Ser. 13-9, Class S, IO, ((-1 x CME Term SOFR 1 Month) + 6.64%), 1.311%, 1/20/43	13,827,124	1,391,830
IFB Ser. 20-61, Class SF, IO, ((-1 x CME Term SOFR 1 Month) + 6.33%), 1.001%, 7/20/43	17,581,840	1,324,103
IFB Ser. 21-98, Class SK, IO, ((-1 x CME Term SOFR 1 Month) + 6.19%), 0.861%, 6/20/51	5,953,715	595,848
IFB Ser. 21-77, Class SM, IO, ((-1 x CME Term SOFR 1 Month) + 6.19%), 0.861%, 5/20/51	31,646,704	3,116,175
IFB Ser. 21-42, Class SG, IO, ((-1 x CME Term SOFR 1 Month) + 6.19%), 0.861%, 3/20/51	31,340,117	2,079,699
IFB Ser. 18-105, Class SG, IO, ((-1 x CME Term SOFR 1 Month) + 6.14%), 0.811%, 8/20/48	13,962,627	1,094,917
IFB Ser. 18-67, Class SC, IO, ((-1 x CME Term SOFR 1 Month) + 6.09%), 0.761%, 5/20/48	9,106,908	707,153
IFB Ser. 17-160, Class S, IO, ((-1 x CME Term SOFR 1 Month) + 6.09%), 0.761%, 10/20/43	15,660,181	1,104,340
Ser. 17-H20, Class HI, IO, 0.735%, 10/20/67 W	24,476,384	1,233,397
Ser. 15-H18, Class BI, IO, 0.719%, 7/20/65 W	22,149,553	854,973

28 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (36.0%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 20-97, Class QS, IO, ((-1 x CME Term SOFR 1 Month) + 6.04%), 0.711%, 7/20/50	$2,333,294	$230,376
IFB Ser. 18-139, Class SA, IO, ((-1 x CME Term SOFR 1 Month) + 6.04%), 0.711%, 10/20/48	1,320,341	95,860
IFB Ser. 13-152, Class SJ, IO, ((-1 x CME Term SOFR 1 Month) + 6.04%), 0.711%, 5/20/41	11,799,625	894,279
IFB Ser. 10-20, Class SC, IO, ((-1 x CME Term SOFR 1 Month) + 6.04%), 0.711%, 2/20/40	2,928,483	219,636
Ser. 16-H16, Class EI, IO, 0.704%, 6/20/66 W	22,812,539	800,720
IFB Ser. 20-63, Class PS, IO, ((-1 x CME Term SOFR 1 Month) + 5.99%), 0.661%, 4/20/50	2,583,736	237,571
IFB Ser. 19-96, Class SY, IO, ((-1 x CME Term SOFR 1 Month) + 5.99%), 0.661%, 8/20/49	1,347,794	115,506
IFB Ser. 19-83, Class SY, IO, ((-1 x CME Term SOFR 1 Month) + 5.99%), 0.661%, 7/20/49	1,394,905	115,456
IFB Ser. 18-164, Class AS, IO, ((-1 x CME Term SOFR 1 Month) + 5.99%), 0.661%, 12/20/48	21,394,722	1,665,966
IFB Ser. 14-46, Class SA, IO, ((-1 x CME Term SOFR 1 Month) + 5.99%), 0.661%, 3/20/44	5,912,548	453,197
IFB Ser. 14-4, Class SG, IO, ((-1 x CME Term SOFR 1 Month) + 5.99%), 0.661%, 1/20/44	9,315,689	734,539
Ser. 16-H17, Class KI, IO, 0.617%, 7/20/66 W	13,157,158	540,158
Ser. 15-H20, Class BI, IO, 0.617%, 8/20/65 W	25,510,588	854,605
IFB Ser. 20-7, Class SK, IO, ((-1 x CME Term SOFR 1 Month) + 5.94%), 0.611%, 1/20/50	26,350,651	2,171,691
IFB Ser. 19-125, Class SG, IO, ((-1 x CME Term SOFR 1 Month) + 5.94%), 0.611%, 10/20/49	7,838,915	810,002
IFB Ser. 19-6, Class SM, IO, ((-1 x CME Term SOFR 1 Month) + 5.94%), 0.611%, 1/20/49	12,487,437	852,075
Ser. 15-H15, Class BI, IO, 0.529%, 6/20/65 W	39,554,323	1,376,491
Ser. 17-H11, Class DI, IO, 0.496%, 5/20/67 W	16,418,649	807,860
Ser. 15-H24, Class AI, IO, 0.43%, 9/20/65 W	20,503,759	522,026
Ser. 17-H12, Class QI, IO, 0.22%, 5/20/67 W	25,987,680	814,610
IFB Ser. 14-119, Class SA, IO, ((-1 x CME Term SOFR 1 Month) + 5.49%), 0.161%, 8/20/44	8,063,287	519,713
Ser. 17-H16, IO, 0.16%, 8/20/67 W	24,915,580	1,295,211
Ser. 17-H11, Class TI, IO, 0.133%, 4/20/67 W	16,944,380	908,219
Ser. 17-H03, Class EI, IO, 0.117%, 1/20/67 W	17,495,355	855,126
Ser. 18-H01, Class XI, IO, 0.107%, 1/20/68 W	26,375,211	1,578,798
Ser. 16-H24, Class JI, IO, 0.091%, 11/20/66 W	13,673,893	632,217
Ser. 17-H16, Class JI, IO, 0.069%, 8/20/67 W	27,315,931	1,234,496
Ser. 17-H06, Class MI, IO, 0.064%, 2/20/67 W	23,810,589	742,486
Ser. 18-H02, Class HI, IO, 0.051%, 1/20/68 W	39,338,907	1,601,762
Ser. 18-H02, Class EI, IO, 0.05%, 1/20/68 W	48,045,499	1,968,664
Ser. 18-H04, IO, 0.049%, 2/20/68 W	30,500,206	1,272,895
Ser. 15-H10, Class BI, IO, 0.047%, 4/20/65 W	20,599,448	801,318
Ser. 18-H05, Class AI, IO, 0.036%, 2/20/68 W	37,926,409	1,505,375
Ser. 18-H05, Class BI, IO, 0.036%, 2/20/68 W	44,786,446	1,765,526
Ser. 18-H01, IO, 0.035%, 12/20/67 W	16,592,977	643,028

Diversified Income Trust 29

MORTGAGE-BACKED SECURITIES (36.0%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 17-H02, Class BI, IO, 0.031%, 1/20/67 W	$14,481,885	$396,804
Ser. 16-H22, Class AI, IO, 0.03%, 10/20/66 W	24,812,952	781,013
Ser. 16-H23, Class NI, IO, 0.03%, 10/20/66 W	58,995,374	2,212,327
Ser. 16-H27, Class EI, IO, 0.024%, 12/20/66 W	19,263,727	488,027
Ser. 17-H10, Class MI, IO, 0.021%, 4/20/67 W	51,825,654	1,363,015
Ser. 18-H03, Class XI, IO, 0.019%, 2/20/68 W	59,760,105	2,444,188
Ser. 17-H08, Class NI, IO, 0.019%, 3/20/67 W	32,102,199	947,015
Ser. 17-H06, Class BI, IO, 0.015%, 2/20/67 W	31,530,779	888,352
Ser. 17-H09, IO, 0.014%, 4/20/67 W	27,338,757	644,375
Ser. 16-H06, Class CI, IO, 0.002%, 2/20/66 W	23,462,374	327,511
Ser. 20-H12, Class IH, IO, zero %, 7/20/70 W	40,902,100	2,333,342
		176,052,836
Commercial mortgage-backed securities (11.7%)
Barclays Commercial Mortgage Trust 144A
FRB Ser. 19-C5, Class F, 2.729%, 11/15/52 W	415,000	206,465
Ser. 19-C5, Class D, 2.50%, 11/15/52	442,000	261,192
Benchmark Mortgage Trust FRB Ser. 18-B1, Class C, 4.329%, 1/15/51 W	501,000	349,636
Benchmark Mortgage Trust 144A FRB Ser. 18-B3, Class D, 3.176%, 4/10/51 W	4,712,000	2,556,859
BWAY Mortgage Trust 144A FRB Ser. 22-26BW, Class F, 5.029%, 2/10/44 W	5,376,000	3,200,693
CD Commercial Mortgage Trust FRB Ser. 17-CD3, Class C, 4.696%, 2/10/50 W	551,000	296,654
CD Commercial Mortgage Trust 144A Ser. 17-CD3, Class D, 3.25%, 2/10/50	4,998,000	2,237,448
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E, 5.08%, 12/15/47 W	7,980,000	6,523,801
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 15-GC27, Class D, 4.566%, 2/10/48 W	242,000	206,939
Ser. 15-P1, Class D, 3.225%, 9/15/48	2,618,000	2,091,906
Ser. 15-GC27, Class E, 3.00%, 2/10/48	476,000	302,188
COMM Mortgage Trust
FRB Ser. 14-CR16, Class C, 5.08%, 4/10/47 W	389,000	327,400
Ser. 12-LC4, Class B, 4.934%, 12/10/44 W	199,358	179,422
Ser. 13-CR12, Class AM, 4.30%, 10/10/46	4,154,100	3,616,809
Ser. 15-DC1, Class B, 4.035%, 2/10/48 W	2,646,000	2,297,042
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class D, 5.006%, 5/10/47 W	326,000	295,058
FRB Ser. 14-CR17, Class E, 5.006%, 5/10/47 W	360,000	239,544
FRB Ser. 13-CR13, Class D, 4.95%, 11/10/46 W	1,583,000	1,233,085
FRB Ser. 14-UBS3, Class D, 4.923%, 6/10/47 W	165,000	107,272
FRB Ser. 13-CR7, Class D, 4.398%, 3/10/46 W	170,850	147,785
FRB Ser. 15-LC19, Class E, 4.354%, 2/10/48 W	3,181,000	2,389,225
Ser. 12-LC4, Class E, 4.25%, 12/10/44	10,009,000	1,851,676
Ser. 12-CR4, Class B, 3.703%, 10/15/45	2,026,000	1,238,522
Ser. 15-LC19, Class D, 2.867%, 2/10/48	312,000	272,930

30 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (36.0%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1, Class AJ, 6.01%, 2/15/41 W	$10,781,406	$3,281,246
Credit Suisse Mortgage Trust 144A FRB Ser. 22-NWPT, Class A, 8.475%, 9/9/24	2,015,000	2,030,015
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.892%, 4/15/50 W	272,000	165,920
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.537%, 8/10/44 W	252,837	224,138
Federal Home Loan Mortgage Corporation 144A Multifamily Structured Credit Risk FRB Ser. 21-MN3, Class M2, 9.315%, 11/25/51	5,326,000	5,054,240
GS Mortgage Securities Corp., II 144A FRB Ser. 13-GC10, Class D, 4.688%, 2/10/46 W	273,000	236,122
GS Mortgage Securities Trust Ser. 14-GC18, Class B, 4.885%, 1/10/47 W	401,000	333,522
GS Mortgage Securities Trust 144A
FRB Ser. 11-GC5, Class B, 5.299%, 8/10/44 W	290,000	240,886
FRB Ser. 14-GC24, Class D, 4.657%, 9/10/47 W	15,515,000	6,675,510
Ser. 19-GC38, Class D, 3.00%, 2/10/52	600,000	377,780
JPMBB Commercial Mortgage Securities Trust FRB Ser. 14-C22, Class C, 4.70%, 9/15/47 W	530,000	459,649
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.893%, 2/15/47 W	9,906,000	6,143,929
FRB Ser. 14-C19, Class C19, 4.781%, 4/15/47 W	3,346,000	3,111,773
FRB Ser. 14-C18, Class E, 4.393%, 2/15/47 W	7,852,000	4,610,349
FRB Ser. 14-C23, Class D, 4.129%, 9/15/47 W	301,000	249,169
FRB Ser. 14-C25, Class D, 4.081%, 11/15/47 W	7,740,000	3,998,848
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	15,725,000	3,940,355
JPMDB Commercial Mortgage Securities Trust
FRB Ser. 18-C8, Class C, 4.923%, 6/15/51 W	1,098,000	878,400
Ser. 17-C5, Class C, 4.512%, 3/15/50 W	254,000	178,990
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-LC11, Class D, 4.261%, 4/15/46 W	431,000	265,594
Ser. 13-LC11, Class B, 3.499%, 4/15/46	180,000	157,231
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	9,371,809	3,993,150
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X, IO, 7.004%, 12/15/49 W	60,277	1
Morgan Stanley Bank of America Merrill Lynch Trust
Ser. 12-C6, Class C, 4.536%, 11/15/45 W	2,598,485	2,392,508
FRB Ser. 15-C22, Class C, 4.341%, 4/15/48 W	2,362,000	2,068,959
Ser. 14-C19, Class C, 4.00%, 12/15/47	1,678,000	1,515,966
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C12, Class D, 5.074%, 10/15/46 W	534,000	442,832
FRB Ser. 12-C6, Class E, 4.531%, 11/15/45 W	2,446,000	1,589,900
FRB Ser. 15-C23, Class D, 4.276%, 7/15/50 W	2,330,000	1,959,115
FRB Ser. 13-C11, Class D, 4.22%, 8/15/46 W	650,000	5,850
FRB Ser. 13-C10, Class F, 4.095%, 7/15/46 W	254,000	12,755
FRB Ser. 13-C9, Class D, 3.972%, 5/15/46 W	389,000	287,860
Ser. 14-C17, Class E, 3.50%, 8/15/47	9,096,000	7,271,770
Ser. 14-C18, Class D, 3.389%, 10/15/47	427,000	351,895
Ser. 14-C19, Class D, 3.25%, 12/15/47	3,933,000	3,248,300

Diversified Income Trust 31

MORTGAGE-BACKED SECURITIES (36.0%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	$1,336,155	$1,114,086
FRB Ser. 18-H3, Class C, 5.013%, 7/15/51 W	2,271,437	1,822,458
Morgan Stanley Capital I Trust 144A
FRB Ser. 12-C4, Class D, 5.336%, 3/15/45 W	1,255,323	1,156,320
FRB Ser. 12-C4, Class E, 5.336%, 3/15/45 W	7,066,000	5,102,359
Multifamily Connecticut Avenue Securities Trust 144A
FRB Ser. 20-01, Class M10, 9.179%, 3/25/50	566,757	551,375
FRB Ser. 19-01, Class M10, 8.679%, 10/25/49	450,890	439,192
PFP, Ltd. 144A FRB Ser. 21-8, Class A, 6.446%, 8/9/37 (Cayman Islands)	134,128	132,176
Ready Capital Mortgage Financing, LLC 144A FRB Ser. 22-FL9, Class A, 7.787%, 6/25/37	3,038,053	3,035,732
RIAL Issuer, Ltd. 144A FRB Ser. 22-FL8, Class B, 8.581%, 1/19/37 (Bermuda)	2,575,000	2,459,125
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	4,414,162	44
UBS-Barclays Commercial Mortgage Trust 144A Ser. 13-C6, Class E, 3.50%, 4/10/46	7,734,000	3,332,650
Wells Fargo Commercial Mortgage Trust FRB Ser. 15-C29, Class D, 4.359%, 6/15/48 W	3,205,000	2,748,462
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 15-C30, Class D, 4.648%, 9/15/58 W	140,000	104,474
FRB Ser. 13-LC12, Class D, 4.087%, 7/15/46 W	11,277,111	2,847,788
Ser. 14-LC16, Class D, 3.938%, 8/15/50	11,010,000	838,938
Ser. 16-C33, Class D, 3.123%, 3/15/59	699,000	497,801
Ser. 19-C53, Class D, 2.50%, 10/15/52	395,000	215,844
WF-RBS Commercial Mortgage Trust Ser. 14-C21, Class C, 4.234%, 8/15/47 W	180,000	150,999
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 13-UBS1, Class D, 5.206%, 3/15/46 W	1,796,000	1,736,375
FRB Ser. 13-UBS1, Class E, 5.206%, 3/15/46 W	2,518,000	2,436,979
FRB Ser. 12-C9, Class E, 4.876%, 11/15/45 W	265,000	228,808
FRB Ser. 12-C10, Class D, 4.549%, 12/15/45 W	12,891,000	7,028,904
FRB Ser. 13-C15, Class D, 4.352%, 8/15/46 W	24,207,996	5,991,480
		144,156,447
Residential mortgage-backed securities (non-agency) (10.1%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (CME Term SOFR 1 Month + 0.30%), 5.624%, 5/25/47	2,768,608	1,615,774
BCAP, LLC Trust 144A FRB Ser. 11-RR3, Class 3A6, 5.501%, 11/27/36 W	4,746,951	3,275,396
Bear Stearns Alt-A Trust FRB Ser. 05-8, Class 21A1, 4.749%, 10/25/35 W	44,741	36,786
Bear Stearns Asset Backed Securities I Trust FRB Ser. 05-HE8, Class M3, (CME Term SOFR 1 Month + 2.06%), 7.384%, 8/25/35	280,702	272,990
Bear Stearns Mortgage Funding Trust FRB Ser. 06-AR2, Class 2A1, (CME Term SOFR 1 Month + 0.57%), 5.894%, 9/25/46	3,525,900	2,998,605
Chevy Chase Funding, LLC Mortgage-Backed Certificates 144A FRB Ser. 06-4A, Class A2, (CME Term SOFR 1 Month + 0.29%), 5.614%, 11/25/47	1,849,223	1,362,437

32 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (36.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AMC3, Class A2D, (CME Term SOFR 1 Month + 0.46%), 5.784%, 3/25/37	$5,249,562	$4,267,118
FRB Ser. 07-AMC3, Class A2B, (CME Term SOFR 1 Month + 0.29%), 5.614%, 3/25/37	902,305	733,457
Citigroup Mortgage Loan Trust, Inc. 144A Ser. 22-A, Class A1, 6.17%, 9/25/62	190,209	183,187
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A3, 3.698%, 3/25/65 W	410,000	376,761
Countrywide Alternative Loan Trust
FRB Ser. 05-38, Class A3, (CME Term SOFR 1 Month + 0.81%), 6.134%, 9/25/35	457,428	401,299
FRB Ser. 05-59, Class 1A1, (CME Term SOFR 1 Month + 0.77%), 6.099%, 11/20/35	445,009	391,277
FRB Ser. 06-OA10, Class 3A1, (CME Term SOFR 1 Month + 0.49%), 5.814%, 8/25/46	3,553,725	3,091,649
FRB Ser. 06-OA10, Class 4A1, (CME Term SOFR 1 Month + 0.49%), 5.814%, 8/25/46	7,465,493	6,086,379
FRB Ser. 06-OA10, Class 1A1, (Federal Reserve US 12 Month Cumulative Avg 1 yr CMT + 0.96%), 5.586%, 8/25/46	2,202,492	1,960,398
FRB Ser. 06-OA7, Class 1A2, (Federal Reserve US 12 Month Cumulative Avg 1 yr CMT + 0.94%), 5.566%, 6/25/46	223,295	185,769
FRB Ser. 05-65CB, Class 2A1, (CME Term SOFR 1 Month + 0.54%), 5.50%, 12/25/35	325,228	218,909
FRB Ser. 06-OA7, Class 1A1, 3.46%, 6/25/46 W	1,989,703	1,745,367
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B, (US 30 Day Average SOFR + 10.61%), 15.929%, 5/25/28	6,314,753	6,824,577
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B, (US 30 Day Average SOFR + 10.11%), 15.429%, 7/25/28	2,083,655	2,318,308
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B, (US 30 Day Average SOFR + 9.46%), 14.779%, 4/25/28	4,555,421	4,969,935
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B, (US 30 Day Average SOFR + 7.66%), 12.979%, 12/25/27	7,219,464	7,615,608
Seasoned Credit Risk Transfer Trust Ser. 19-3, Class M, 4.75%, 10/25/58 W	1,710,000	1,555,542
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class B2, (US 30 Day Average SOFR + 12.36%), 17.679%, 2/25/49	841,000	1,039,926
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5, Class B2, (US 30 Day Average SOFR + 11.50%), 16.815%, 10/25/50	256,000	329,170
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2, (US 30 Day Average SOFR + 11.11%), 16.429%, 10/25/48	2,017,000	2,477,875
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-HQA1, Class B2, (US 30 Day Average SOFR + 11.00%), 16.315%, 3/25/42	4,969,000	5,503,168
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B2, (US 30 Day Average SOFR + 10.86%), 16.179%, 1/25/49	111,000	135,699
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2, (US 30 Day Average SOFR + 10.61%), 15.929%, 3/25/49	242,000	284,123
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA4, Class B2, (US 30 Day Average SOFR + 10.11%), 15.429%, 8/25/50	448,000	573,160

Diversified Income Trust 33

MORTGAGE-BACKED SECURITIES (36.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B2, (US 30 Day Average SOFR + 10.11%), 15.429%, 7/25/50	$3,318,000	$4,143,352
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA3, Class B2, (US 30 Day Average SOFR + 9.46%), 14.779%, 6/25/50	239,000	297,256
Structured Agency Credit Risk Trust FRB Ser. 19-FTR1, Class B2, (US 30 Day Average SOFR + 8.46%), 13.779%, 1/25/48	700,000	780,938
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B2, (US 30 Day Average SOFR + 7.86%), 13.179%, 9/25/48	408,000	452,154
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2, Class B2, (US 30 Day Average SOFR + 7.71%), 13.029%, 3/25/50	500,000	549,652
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B1, (US 30 Day Average SOFR + 5.86%), 11.179%, 7/25/50	306,726	334,103
Structured Agency Credit Risk Trust FRB Ser. 19-FTR3, Class FTR3, (US 30 Day Average SOFR + 4.91%), 10.202%, 9/25/47	468,000	461,565
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5, Class B1, (US 30 Day Average SOFR + 4.80%), 10.115%, 10/25/50	870,000	946,261
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2, Class M2, (US 30 Day Average SOFR + 3.21%), 8.529%, 3/25/50	371,945	383,539
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M, 4.75%, 8/25/58 W	5,008,000	4,445,530
Seasoned Credit Risk Transfer Trust Ser. 17-3, Class M2, 4.75%, 7/25/56 W	538,000	502,458
Seasoned Credit Risk Transfer Trust FRB Ser. 17-2, Class 2, 4.00%, 8/25/56 W	132,830	129,990
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, (US 30 Day Average SOFR + 12.36%), 17.679%, 9/25/28	12,323,190	14,476,883
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, (US 30 Day Average SOFR + 11.86%), 17.179%, 10/25/28	7,683,624	8,950,597
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B, (US 30 Day Average SOFR + 11.86%), 17.179%, 8/25/28	4,973,398	5,732,154
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B, (US 30 Day Average SOFR + 10.86%), 16.179%, 1/25/29	443,875	504,415
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1B, (US 30 Day Average SOFR + 10.36%), 15.679%, 1/25/29	148,259	167,748
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1B, (US 30 Day Average SOFR + 9.36%), 14.679%, 4/25/29	415,916	463,799
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1, (US 30 Day Average SOFR + 5.61%), 10.929%, 9/25/29	395,000	436,903
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2, (US 30 Day Average SOFR + 5.41%), 10.729%, 10/25/28	73,800	78,171
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2B1, (US 30 Day Average SOFR + 4.61%), 9.929%, 12/25/30	368,000	403,391
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2B1, (US 30 Day Average SOFR + 4.56%), 9.879%, 5/25/30	28,000	30,306
Connecticut Avenue Securities FRB Ser. 18-C06, Class 1B1, (US 30 Day Average SOFR + 3.86%), 9.179%, 3/25/31	313,000	335,081

34 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (36.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1, Class 1B1, (US 30 Day Average SOFR + 6.86%), 12.179%, 2/25/40	$1,645,000	$1,683,979
Connecticut Avenue Securities Trust FRB Ser. 21-R01, Class 1B2, (US 30 Day Average SOFR + 6.00%), 11.315%, 10/25/41	185,000	186,388
Connecticut Avenue Securities Trust FRB Ser. 19-R04, Class 2B1, (US 30 Day Average SOFR + 5.36%), 10.679%, 6/25/39	486,029	513,065
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2B1, (US 30 Day Average SOFR + 4.50%), 9.815%, 1/25/42	1,471,000	1,504,098
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2B1, (US 30 Day Average SOFR + 4.46%), 9.779%, 7/25/31	163,000	172,882
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1B1, (US 30 Day Average SOFR + 4.21%), 9.529%, 9/25/31	314,000	329,839
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1, Class 1M2, (US 30 Day Average SOFR + 3.76%), 9.079%, 2/25/40	239,000	248,693
Connecticut Avenue Securities Trust FRB Ser. 20-R02, Class 2B1, (US 30 Day Average SOFR + 3.11%), 8.429%, 1/25/40	126,000	126,124
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M2, (US 30 Day Average SOFR + 3.00%), 8.315%, 1/25/42	3,600,000	3,625,877
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (US 30 Day Average SOFR + 2.56%), 7.879%, 7/25/31	38,665	38,821
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, (CME Term SOFR 1 Month + 0.47%), 5.794%, 5/25/36	9,106,789	2,178,178
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (CME Term SOFR 1 Month + 0.42%), 5.744%, 5/25/37	3,885,359	2,223,295
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (CME Term SOFR 1 Month + 0.63%), 5.962%, 5/19/35	10,386,208	3,172,261
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B, (CME Term SOFR 1 Month + 0.34%), 2.696%, 2/26/37	126,483	102,505
Oaktown Re III, Ltd. 144A
FRB Ser. 19-1A, Class B1B, (US 30 Day Average SOFR + 4.46%), 9.779%, 7/25/29 (Bermuda)	383,000	379,845
FRB Ser. 19-1A, Class B1A, (US 30 Day Average SOFR + 3.61%), 8.929%, 7/25/29 (Bermuda)	317,000	313,661
Towd Point Mortgage Trust 144A
Ser. 19-2, Class A2, 3.75%, 12/25/58 W	256,000	218,881
Ser. 18-5, Class M1, 3.25%, 7/25/58 W	240,000	179,878
WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR13, Class A1C3, (CME Term SOFR 1 Month + 1.09%), 6.414%, 10/25/45	85,110	77,654
		125,112,819
Total mortgage-backed securities (cost $548,663,822)		$445,322,102

CORPORATE BONDS AND NOTES (16.9%)*	Principal amount	Value
Basic materials (2.0%)
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	$1,035,000	$1,035,326
ATI, Inc. sr. unsec. notes 7.25%, 8/15/30	455,000	451,588
ATI, Inc. sr. unsec. notes 4.875%, 10/1/29	1,035,000	910,523
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29	3,306,000	2,752,548

Diversified Income Trust 35

CORPORATE BONDS AND NOTES (16.9%)* cont.		Principal amount	Value
Basic materials cont.
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30		$1,470,000	$1,282,785
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 6.375%, 6/15/32		1,375,000	1,294,299
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32		615,000	504,340
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)		985,000	965,508
Commercial Metals Co. sr. unsec. notes 4.375%, 3/15/32		1,536,000	1,288,312
Constellium SE sr. unsec. notes Ser. REGS, 3.125%, 7/15/29 (France)	EUR	980,000	876,079
HTA Group, Ltd./Mauritius company guaranty sr. unsec. notes Ser. REGS, 7.00%, 12/18/25 (Tanzania)		$1,970,000	1,891,200
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/1/29 (Canada)		1,435,000	1,327,739
IHS Holding, Ltd. company guaranty sr. unsec. notes Ser. REGS, 6.25%, 11/29/28 (Nigeria)		3,250,000	2,457,814
Intelligent Packaging Holdco Issuer LP 144A sr. unsec. notes 9.00%, 1/15/26 (Canada) ‡‡		223,000	184,533
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)		750,000	655,528
Olympus Water US Holding Corp. 144A sr. notes 9.75%, 11/15/28		1,875,000	1,870,947
Resideo Funding, Inc. 144A company guaranty sr. unsec. unsub. notes 4.00%, 9/1/29		1,625,000	1,335,067
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29		1,000,000	856,907
Stillwater Mining Co. company guaranty sr. unsec. notes Ser. REGS, 4.50%, 11/16/29 (South Africa)		270,000	207,641
WR Grace Holdings, LLC 144A sr. notes 7.375%, 3/1/31		1,410,000	1,385,326
WR Grace Holdings, LLC 144A sr. unsec. notes 5.625%, 8/15/29		1,000,000	808,750
			24,342,760
Capital goods (1.5%)
Benteler International AG 144A company guaranty sr. notes 10.50%, 5/15/28 (Austria)		2,980,000	3,002,350
Clarios Global LP/Clarios US Finance Co. company guaranty sr. notes Ser. REGS, 4.375%, 5/15/26	EUR	1,265,000	1,282,908
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26		$138,000	140,070
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)		1,542,000	1,370,697
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29		3,120,000	2,559,016
Howmet Aerospace, Inc. sr. unsec. unsub. bonds 5.95%, 2/1/37		920,000	863,821
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29		1,500,000	1,207,863
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29		1,269,000	1,044,353
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer, LLC 144A company guaranty sr. notes 4.00%, 10/15/27		1,530,000	1,357,875
Ritchie Bros Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7.75%, 3/15/31		1,309,000	1,326,999
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29		1,545,000	1,328,950
Spirit AeroSystems, Inc. company guaranty sr. unsec. unsub. notes 4.60%, 6/15/28		1,000,000	779,211

36 Diversified Income Trust

CORPORATE BONDS AND NOTES (16.9%)* cont.		Principal amount	Value
Capital goods cont.
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29		$1,491,000	$1,335,228
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29		110,000	96,645
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29		940,000	820,968
TransDigm, Inc. 144A sr. notes 6.875%, 12/15/30		625,000	612,840
			19,129,794
Communication services (0.8%)
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. unsub. notes 4.75%, 2/1/32		3,840,000	3,072,000
CSC Holdings, LLC 144A company guaranty sr. unsec. notes 5.50%, 4/15/27		1,565,000	1,341,323
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36		1,500,000	845,625
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28		1,250,000	778,792
SBA Communications Corp. sr. unsec. notes 3.125%, 2/1/29 R		1,635,000	1,363,709
Viasat, Inc. 144A sr. unsec. notes 7.50%, 5/30/31		1,000,000	660,000
Vmed O2 UK Financing I PLC sr. notes Ser. REGS, 3.25%, 1/31/31 (United Kingdom)	EUR	1,490,000	1,287,353
			9,348,802
Consumer cyclicals (5.0%)
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30		$3,189,000	2,989,719
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26		1,500,000	962,509
Block, Inc. sr. unsec. notes 3.50%, 6/1/31		1,665,000	1,307,959
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31		1,545,000	1,314,758
Caesars Entertainment, Inc. 144A sr. notes 7.00%, 2/15/30		1,659,000	1,614,309
Carnival Corp. 144A notes 9.875%, 8/1/27		1,330,000	1,388,420
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27		750,000	678,918
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28		1,570,000	1,393,626
Crocs, Inc. 144A company guaranty sr. unsec. notes 4.125%, 8/15/31		1,695,000	1,311,413
Dufry One BV company guaranty sr. unsec. notes Ser. REGS, 3.375%, 4/15/28 (Netherlands)	EUR	1,345,000	1,272,620
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 9.00%, perpetual maturity		$1,320,000	1,252,350
iHeartCommunications, Inc. company guaranty sr. notes 6.375%, 5/1/26		1,630,000	1,404,546
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27		1,500,000	1,076,046
IHO Verwaltungs GmbH sr. unsub. notes Ser. REGS, 8.75%, 5/15/28 (Germany) ‡‡	EUR	2,720,000	2,973,524
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27		$1,535,000	1,354,453
Kontoor Brands, Inc. 144A company guaranty sr. unsec. notes 4.125%, 11/15/29		1,610,000	1,336,300
Las Vegas Sands Corp. sr. unsec. unsub. notes 3.90%, 8/8/29		1,535,000	1,310,020
Levi Strauss & Co. sr. unsec. notes 3.375%, 3/15/27	EUR	1,004,000	993,980

Diversified Income Trust 37

CORPORATE BONDS AND NOTES (16.9%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Light & Wonder International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29		$3,115,000	$3,052,700
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. bonds 6.125%, 3/15/32		734,000	605,763
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30		1,625,000	1,320,355
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)		3,525,000	3,000,055
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29		1,550,000	1,349,173
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28		2,155,000	1,859,227
McGraw-Hill Education, Inc. 144A sr. unsec. notes 8.00%, 8/1/29		1,000,000	867,500
Neptune Bidco US, Inc. 144A sr. notes 9.29%, 4/15/29		1,534,000	1,388,748
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29		1,565,000	1,345,900
Nexstar Media, Inc. 144A company guaranty sr. unsec. notes 4.75%, 11/1/28		1,565,000	1,295,365
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A company guaranty sr. unsec. notes 5.00%, 8/15/27		1,485,000	1,308,406
Penn Entertainment, Inc. 144A sr. unsec. notes 4.125%, 7/1/29		1,670,000	1,364,699
PetSmart, Inc./PetSmart Finance Corp. 144A company guaranty sr. unsec. notes 7.75%, 2/15/29		970,000	903,932
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. unsub. notes 9.25%, 1/15/29		1,350,000	1,426,190
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.125%, 7/1/30		1,695,000	1,357,034
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26		690,000	461,553
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29		1,497,000	1,356,432
Standard Industries, Inc. sr. unsec. notes Ser. REGS, 2.25%, 11/21/26	EUR	1,474,000	1,372,315
Station Casinos, LLC 144A sr. unsec. bonds 4.625%, 12/1/31		$1,650,000	1,319,807
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30		3,416,000	2,984,730
Taylor Morrison Communities, Inc. 144A sr. unsec. notes 5.75%, 1/15/28		788,000	734,022
Univision Communications, Inc. 144A sr. notes 7.375%, 6/30/30		1,427,000	1,304,130
Verisure Midholding AB company guaranty sr. unsec. notes Ser. REGS, 5.25%, 2/15/29 (Sweden)	EUR	3,240,000	3,007,820
Via Celere Desarrollos Inmobiliarios SA company guaranty sr. notes Ser. REGS, 5.25%, 4/1/26 (Spain)	EUR	246,000	244,489
Warnermedia Holdings, Inc. company guaranty sr. unsec. bonds 5.141%, 3/15/52		$1,160,000	861,927
			62,027,742
Consumer staples (1.1%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)		1,625,000	1,350,332
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/15/29		1,583,000	1,349,643
Aramark Services, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28		1,481,000	1,369,678
Avis Budget Finance PLC 144A sr. unsec. notes 7.25%, 7/31/30	EUR	420,000	440,701

38 Diversified Income Trust

CORPORATE BONDS AND NOTES (16.9%)* cont.		Principal amount	Value
Consumer staples cont.
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/27		$1,450,000	$1,371,198
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.375%, 1/31/32		1,550,000	1,298,493
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30		1,050,000	897,906
Loxam SAS company guaranty sr. notes Ser. EMTN, 6.375%, 5/15/28 (France)	EUR	1,330,000	1,375,334
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30		$1,607,000	1,326,033
US Foods, Inc. 144A company guaranty sr. unsec. notes 4.75%, 2/15/29		1,485,000	1,327,246
VM Consolidated, Inc. 144A company guaranty sr. unsec. notes 5.50%, 4/15/29		1,491,000	1,341,906
			13,448,470
Energy (3.4%)
Antero Resources Corp. 144A sr. unsec. notes 5.375%, 3/1/30		1,425,000	1,311,952
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 7.50%, 6/15/30		1,422,000	1,378,739
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27		2,828,000	2,787,624
Civitas Resources, Inc. 144A company guaranty sr. unsec. notes 8.375%, 7/1/28		1,235,000	1,256,613
Civitas Resources, Inc. 144A company guaranty sr. unsec. unsub. notes 8.75%, 7/1/31		3,000,000	3,064,407
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37		801,000	813,738
Ecopetrol SA sr. unsec. unsub. bonds 8.875%, 1/13/33 (Colombia)		1,870,000	1,826,600
Ecopetrol SA sr. unsec. unsub. notes 6.875%, 4/29/30 (Colombia)		1,800,000	1,643,506
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28		1,000,000	960,170
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28		1,429,000	1,378,933
EnLink Midstream, LLC 144A company guaranty sr. unsec. unsub. notes 6.50%, 9/1/30		1,385,000	1,343,494
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30		1,560,000	1,315,452
KazMunayGas National Co. JSC sr. unsec. notes Ser. REGS, 5.375%, 4/24/30 (Kazakhstan)		450,000	410,175
KazMunayGas National Co. JSC sr. unsec. unsub. bonds Ser. REGS, 6.375%, 10/24/48 (Kazakhstan)		980,000	796,250
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30		1,450,000	1,359,376
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40		1,350,000	1,286,827
Patterson-UTI Energy, Inc. sr. unsec. sub. notes 5.15%, 11/15/29		2,485,000	2,265,271
Pertamina Persero PT sr. unsec. unsub. bonds Ser. REGS, 6.00%, 5/3/42 (Indonesia)		890,000	806,646
Petrobras Global Finance BV company guaranty sr. unsec. unsub. bonds 6.50%, 7/3/33 (Brazil)		1,011,000	964,497
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)		208,000	207,204

Diversified Income Trust 39

CORPORATE BONDS AND NOTES (16.9%)* cont.		Principal amount	Value
Energy cont.
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.299%, 1/27/25 (Brazil)		$138,000	$135,455
Petroleos del Peru SA sr. unsec. unsub. bonds Ser. REGS, 4.75%, 6/19/32 (Peru)		1,330,000	936,402
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 5.95%, 1/28/31 (Mexico)		1,918,000	1,372,809
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.84%, 1/23/30 (Mexico)		2,220,000	1,734,268
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)		836,000	620,454
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.49%, 1/23/27 (Mexico)		550,000	488,040
Petroleos Mexicanos 144A sr. unsec. bonds 10.00%, 2/7/33 (Mexico)		170,000	150,875
Petronas Capital, Ltd. company guaranty sr. unsec. bonds Ser. REGS, 4.55%, 4/21/50 (Malaysia)		876,000	710,344
Petronas Capital, Ltd. company guaranty sr. unsec. unsub. bonds Ser. REGS, 2.48%, 1/28/32 (Malaysia)		1,980,000	1,570,752
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29		1,499,000	1,349,049
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28		1,425,000	1,368,000
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29		1,475,000	1,358,457
Venture Global LNG, Inc. 144A sr. notes 8.375%, 6/1/31		3,080,000	3,027,831
			42,000,210
Financials (0.2%)
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. notes 4.25%, 10/15/27		1,489,000	1,333,161
Cobra AcquisitionCo, LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29		750,000	555,000
Deutsche Bank AG jr. unsec. sub. FRN 6.00%, perpetual maturity (Germany)		1,400,000	1,092,687
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31		100,000	106,000
			3,086,848
Health care (1.1%)
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31		1,563,000	1,318,781
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29		50,000	43,063
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29		1,000,000	531,020
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.65%, 8/28/28		1,385,000	1,346,913
Mozart Debt Merger Sub, Inc. 144A sr. notes 3.875%, 4/1/29		1,570,000	1,327,313
Organon Finance 1, LLC 144A sr. notes 4.125%, 4/30/28		1,510,000	1,312,052
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31		1,625,000	1,334,094
Tenet Healthcare Corp. 144A company guaranty sr. notes 6.75%, 5/15/31		3,140,000	3,028,437
Teva Pharmaceutical Finance Netherlands II BV company guaranty sr. unsec. unsub. notes 4.375%, 5/9/30 (Israel)	EUR	930,000	838,952
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 8.125%, 9/15/31 (Israel)		$2,035,000	2,096,050
			13,176,675

40 Diversified Income Trust

CORPORATE BONDS AND NOTES (16.9%)* cont.		Principal amount	Value
Technology (1.0%)
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28		$1,600,000	$1,364,148
Cloud Software Group, Inc. 144A notes 9.00%, 9/30/29		500,000	435,000
Cloud Software Group, Inc. 144A sr. notes. 6.50%, 3/31/29		500,000	442,165
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25		750,000	713,965
CommScope, Inc. 144A company guaranty sr. notes 4.75%, 9/1/29		500,000	367,772
CrowdStrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29		1,603,000	1,350,170
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29		1,576,000	1,381,208
NCR Corp. 144A company guaranty sr. unsec. sub. notes 5.125%, 4/15/29		1,545,000	1,361,235
RingCentral, Inc. 144A sr. unsec. notes 8.50%, 8/15/30		1,000,000	966,250
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29		1,000,000	825,000
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29		1,595,000	1,335,244
ZoomInfo Technologies, LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29		1,728,000	1,440,193
			11,982,350
Transportation (0.1%)
Air France-KLM sr. unsec. notes 8.125%, 5/31/28 (France)	EUR	1,200,000	1,320,932
			1,320,932
Utilities and power (0.7%)
Aegea Finance SARL 144A company guaranty sr. unsec. notes 9.00%, 1/20/31 (Luxembourg)		$1,450,000	1,457,250
Diamond II, Ltd. 144A company guaranty sr. notes 7.95%, 7/28/26 (India)		2,440,000	2,397,300
Electricite De France SA 144A jr. unsec. sub. FRB 9.125%, perpetual maturity (France)		1,280,000	1,326,400
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32		1,771,000	1,329,472
PG&E Corp. sr. sub. notes 5.25%, 7/1/30		1,560,000	1,355,737
Vistra Operations Co., LLC 144A company guaranty sr. unsec. unsub. notes 4.375%, 5/1/29		1,560,000	1,341,026
			9,207,185
Total corporate bonds and notes (cost $221,151,549)			$209,071,768

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (9.3%)*		Principal amount	Value
Angola (Republic of) sr. unsec. notes Ser. REGS, 8.00%, 11/26/29 (Angola)		$500,000	$410,000
Angola (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.75%, 4/14/32 (Angola)		1,090,000	873,363
Argentine (Republic of) sr. unsec. unsub. bonds 3.625%, 7/9/35 (Argentina)		1,850,000	456,313
Argentine (Republic of) sr. unsec. unsub. notes 0.75%, 7/9/30 (Argentina)		1,740,000	494,738
Bahrain (Kingdom of) sr. unsec. notes Ser. REGS, 7.375%, 5/14/30 (Bahrain)		1,462,000	1,465,655
Benin (Republic of) sr. unsec. bonds Ser. REGS, 4.95%, 1/22/35 (Benin)	EUR	300,000	216,761
Benin (Republic of) sr. unsec. notes Ser. REGS, 4.875%, 1/19/32 (Benin)	EUR	1,290,000	1,008,037

Diversified Income Trust 41

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (9.3%)* cont.		Principal amount	Value
Brazil (Federal Republic of) sr. unsec. unsub. bonds 8.25%, 1/20/34 (Brazil)		$1,030,000	$1,126,563
Brazil (Federal Republic of) sr. unsec. unsub. bonds 5.00%, 1/27/45 (Brazil)		1,320,000	976,800
Cameroon (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 7/7/32 (Cameroon)	EUR	1,100,000	770,029
Chile (Republic of) sr. unsec. unsub. bonds 4.34%, 3/7/42 (Chile)		$2,150,000	1,741,500
Chile (Republic of) sr. unsec. unsub. notes 3.24%, 2/6/28 (Chile)		880,000	806,430
Colombia (Republic of) sr. unsec. unsub. bonds 7.375%, 9/18/37 (Colombia)		990,000	911,730
Colombia (Republic of) sr. unsec. unsub. notes 7.50%, 2/2/34 (Colombia)		810,000	764,818
Colombia (Republic of) sr. unsec. unsub. notes 4.50%, 3/15/29 (Colombia)		950,000	824,943
Costa Rica (Government of) sr. unsec. unsub. notes Ser. REGS, 6.125%, 2/19/31 (Costa Rica)		635,000	612,350
Cote d’lvoire (Republic of) sr. unsec. notes Ser. REGS, 5.875%, 10/17/31 (Cote d’lvoire)	EUR	530,000	461,526
Cote d’lvoire (Republic of) sr. unsec. notes Ser. REGS, 4.875%, 1/30/32 (Cote d’lvoire)	EUR	6,850,000	5,490,211
Cote d’lvoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Cote d’lvoire)		$6,372,000	5,272,830
Cote d’lvoire (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Cote d’lvoire)		250,000	244,063
Development Bank of Mongolia, LLC unsec. notes Ser. REGS, 7.25%, 10/23/23 (Mongolia)		1,290,000	1,283,550
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)		3,559,000	2,891,688
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)		6,113,000	6,092,993
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%, 7/19/28 (Dominican Republic)		1,050,000	995,829
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.50%, 1/27/25 (Dominican Republic)		300,000	297,000
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.50%, 1/30/30 (Dominican Republic)		950,000	803,884
Ecuador (Republic of) sr. unsec. notes Ser. REGS, 6.00%, 7/31/30 (Ecuador)		230,000	117,098
Ecuador (Republic of) sr. unsec. unsub. bonds Ser. REGS, 3.50%, 7/31/35 (Ecuador)		1,030,000	386,250
Egypt (Arab Republic of) sr. unsec. bonds Ser. REGS, 7.30%, 9/30/33 (Egypt)		350,000	193,813
Egypt (Arab Republic of) sr. unsec. bonds Ser. REGS, 7.053%, 1/15/32 (Egypt)		2,448,000	1,404,540
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 7.60%, 3/1/29 (Egypt)		4,020,000	2,572,800
El Salvador (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%, 2/28/29 (El Salvador)		720,000	590,400
Gabon (Republic of) sr. unsec. notes Ser. REGS, 6.625%, 2/6/31 (Gabon)		1,590,000	1,180,575
Ghana (Republic of) sr. unsec. bonds Ser. REGS, 8.125%, 3/26/32 (Ghana) (In default) †		1,820,000	800,800

42 Diversified Income Trust

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (9.3%)* cont.	Principal amount	Value
Ghana (Republic of) sr. unsec. notes Ser. REGS, 7.625%, 5/16/29 (Ghana) (In default) †	$2,500,000	$1,103,125
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.125%, 1/18/26 (Ghana) (In default) †	4,810,000	2,248,675
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 7.75%, 4/7/29 (Ghana) (In default) †	1,500,000	663,750
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%, 2/11/27 (Ghana) (In default) †	2,440,000	1,082,751
Guatemala (Republic of) 144A sr. unsec. notes 7.05%, 10/4/32 (Guatemala)	840,000	842,100
Indonesia (Republic of) sr. unsec. unsub. bonds 2.85%, 2/14/30 (Indonesia)	337,000	285,832
Indonesia (Republic of) sr. unsec. unsub. bonds Ser. REGS, 7.75%, 1/17/38 (Indonesia)	1,320,000	1,539,674
Indonesia (Republic of) sr. unsec. unsub. notes 4.65%, 9/20/32 (Indonesia)	5,545,000	5,168,683
Indonesia (Republic of) sr. unsec. unsub. notes 3.85%, 10/15/30 (Indonesia)	550,000	491,632
Indonesia (Republic of) sr. unsec. unsub. notes 3.55%, 3/31/32 (Indonesia)	1,745,000	1,505,172
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.125%, 1/15/25 (Indonesia)	2,280,000	2,238,483
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)	1,200,000	1,156,608
Jamaica (Government of) sr. unsec. unsub. bonds 8.00%, 3/15/39 (Jamaica)	730,000	832,028
Jordan (Kingdom of) sr. unsec. notes Ser. REGS, 5.85%, 7/7/30 (Jordan)	1,436,000	1,272,655
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%, 7/21/45 (Kazakhstan)	770,000	780,349
Kenya (Republic of) sr. unsec. unsub. notes Ser. REGS, 7.00%, 5/22/27 (Kenya)	720,000	608,400
Kenya (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 6/24/24 (Kenya)	2,770,000	2,562,250
Mongolia (Government of) sr. unsec. notes Ser. REGS, 5.125%, 4/7/26 (Mongolia)	560,000	522,901
Mongolia (Government of) sr. unsec. notes Ser. REGS, 4.45%, 7/7/31 (Mongolia)	1,097,000	842,496
Mongolia (Government of) sr. unsec. unsub. notes Ser. REGS, 8.75%, 3/9/24 (Mongolia)	379,000	380,422
Mongolia (Government of) 144A sr. unsec. notes 8.65%, 1/19/28 (Mongolia)	400,000	397,500
Morocco (Kingdom of) sr. unsec. bonds Ser. REGS, 3.00%, 12/15/32 (Morocco)	3,084,000	2,343,840
Morocco (Kingdom of) sr. unsec. unsub. bonds Ser. REGS, 5.50%, 12/11/42 (Morocco)	539,000	435,916
Mozambique (Republic of) unsec. notes Ser. REGS, 9.00%, 9/15/31 (Mozambique)	1,630,000	1,279,550
Nigeria (Government of) sr. unsec. unsub. notes Ser. REGS, 6.50%, 11/28/27 (Nigeria)	1,490,000	1,240,425
Oman (Sultanate of) sr. unsec. notes Ser. REGS, 6.00%, 8/1/29 (Oman)	2,447,000	2,395,001

Diversified Income Trust 43

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (9.3%)* cont.	Principal amount	Value
Panama (Republic of) sr. unsec. unsub. bonds 3.87%, 7/23/60 (Panama)	$1,400,000	$812,000
Panama Government International Bond sr. unsec. unsub. bonds 3.75%, 3/16/25 (Panama)	1,560,000	1,509,300
Paraguay (Republic of) 144A sr. unsec. bonds 3.849%, 6/28/33 (Paraguay)	800,000	657,000
Philippines (Republic of) sr. unsec. unsub. bonds 4.20%, 3/29/47 (Philippines)	924,000	713,132
Philippines (Republic of) sr. unsec. unsub. notes 3.75%, 1/14/29 (Philippines)	2,790,000	2,578,850
Philippines (Republic of) sr. unsec. unsub. notes 3.229%, 3/29/27 (Philippines)	830,000	770,042
Romania (Government of) sr. unsec. notes Ser. REGS, 3.00%, 2/14/31 (Romania)	1,550,000	1,243,705
Romania (Government of) sr. unsec. unsub. notes 7.125%, 1/17/33 (Romania)	1,370,000	1,399,166
Romania (Government of) sr. unsec. unsub. notes 6.125%, 1/22/44 (Romania)	430,000	383,637
Romania (Government of) unsec. bonds Ser. REGS, 6.00%, 5/25/34 (Romania)	860,000	806,499
Serbia (Republic of) sr. unsec. notes 6.25%, 5/26/28 (Serbia)	1,430,000	1,401,400
Serbia (Republic of) sr. unsec. unsub. notes Ser. REGS, 2.125%, 12/1/30 (Serbia)	2,850,000	2,091,188
Serbia (Republic of) 144A sr. unsec. notes 6.50%, 9/26/33 (Serbia)	700,000	665,000
Serbia (Republic of) 144A sr. unsec. notes 6.25%, 5/26/28 (Serbia)	1,150,000	1,125,563
South Africa (Republic of) sr. unsec. unsub. bonds 6.25%, 3/8/41 (South Africa)	510,000	391,425
South Africa (Republic of) sr. unsec. unsub. notes 5.875%, 6/22/30 (South Africa)	1,330,000	1,173,725
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)	850,000	783,063
Tunisia (Central Bank of) sr. unsec. unsub. notes Ser. REGS, 5.75%, 1/30/25 (Tunisia)	5,350,000	3,676,152
Turkey (Republic of) sr. unsec. unsub. notes 9.125%, 7/13/30 (Turkey)	3,230,000	3,238,075
Ukraine (Government of) sr. unsec. notes Ser. REGS, 6.876%, 5/21/31 (Ukraine) (In default) †	2,350,000	623,768
United Mexican States sr. unsec. unsub. bonds 4.28%, 8/14/41 (Mexico)	2,600,000	1,916,775
United Mexican States sr. unsec. unsub. notes 6.338%, 5/4/53 (Mexico)	2,880,000	2,620,994
United Mexican States sr. unsec. unsub. notes 3.75%, 1/11/28 (Mexico)	2,580,000	2,387,092
Uruguay (Oriental Republic of) sr. unsec. bonds 5.10%, 6/18/50 (Uruguay)	1,200,000	1,061,386
Vietnam (Socialist Republic of) sr. unsec. notes Ser. REGS, 4.80%, 11/19/24 (Vietnam)	2,350,000	2,304,127
Total foreign government and agency bonds and notes (cost $132,991,485)		$115,093,162

44 Diversified Income Trust

CONVERTIBLE BONDS AND NOTES (6.3%)*		Principal amount	Value
Basic materials (—%)
MP Materials Corp. 144A cv. sr. unsec. notes 0.25%, 4/1/26		$469,000	$402,777
			402,777
Capital goods (0.3%)
Axon Enterprise, Inc. 144A cv. sr. unsec. notes 0.50%, 12/15/27		919,000	978,735
Granite Construction, Inc. 144A cv. sr. unsec. notes 3.75%, 5/15/28		213,000	223,345
John Bean Technologies Corp. cv. sr. unsec. notes 0.25%, 5/15/26		274,000	245,778
Middleby Corp. (The) cv. sr. unsec. notes 1.00%, 9/1/25		664,000	743,349
Prysmian SpA cv. sr. unsec. unsub. notes zero %, 2/2/26 (Italy)	EUR	500,000	562,483
Schneider Electric SE cv. sr. unsec. unsub. notes zero %, 6/15/26 (Units) (France)	EUR	2,571	486,837
Tetra Tech, Inc. 144A cv. sr. unsec. notes 2.25%, 8/15/28		$636,000	626,460
			3,866,987
Communication services (0.2%)
America Movil BV company guaranty cv. sr. unsec. notes zero %, 3/2/24 (Netherlands)	EUR	700,000	755,800
Cellnex Telecom SA cv. sr. unsec. unsub. notes 0.50%, 7/5/28 (Spain)	EUR	800,000	840,468
DISH Network Corp. cv. sr. unsec. notes zero %, 12/15/25		$379,000	252,983
Liberty Broadband Corp. 144A cv. sr. unsec. notes 3.125%, 3/31/53		421,000	438,472
			2,287,723
Consumer cyclicals (1.1%)
Accor SA cv. sr. unsec. notes 0.70%, 12/7/27 (Units) (France)	EUR	10,051	484,321
Alarm.com Holdings, Inc. cv. sr. unsec. notes zero %, 1/15/26		$508,000	438,912
Amadeus IT Group SA cv. sr. unsec. notes 1.50%, 4/9/25 (Spain)	EUR	300,000	363,992
Block, Inc. cv. sr. unsec. sub. notes 0.25%, 11/1/27		$722,000	541,948
Block, Inc. cv. sr. unsec. sub. notes zero %, 5/1/26		633,000	528,555
Booking Holdings, Inc. cv. sr. unsec. notes 0.75%, 5/1/25		619,000	1,033,730
Carnival Corp. 144A company guaranty cv. sr. unsec. unsub. notes 5.75%, 12/1/27		761,000	1,015,935
DraftKings, Inc. cv. sr. unsec. unsub. notes zero %, 3/15/28		849,000	642,270
Dufry One BV company guaranty cv. sr. unsec. unsub. notes 0.75%, 3/30/26 (Netherlands)	CHF	200,000	197,858
Expedia Group, Inc. company guaranty cv. sr. unsec. unsub. notes zero %, 2/15/26		$537,000	466,545
Ford Motor Co. cv. sr. unsec. notes zero %, 3/15/26		1,229,000	1,207,493
Liberty Media Corp.-Liberty Formula One cv. sr. unsec. notes 2.25%, 8/15/27		666,000	648,018
Liberty TripAdvisor Holdings, Inc. 144A cv. sr. unsec. bonds 0.50%, 6/30/51		774,000	629,649
Live Nation Entertainment, Inc. 144A cv. sr. unsec. notes 3.125%, 1/15/29		1,449,000	1,502,613
NCL Corp., Ltd. company guaranty cv. sr. unsec. notes 5.375%, 8/1/25		246,000	285,976
NCL Corp., Ltd. company guaranty cv. sr. unsec. unsub. notes 2.50%, 2/15/27		418,000	360,316
Nexi SpA cv. sr. unsec. notes Ser. REGS, zero %, 2/24/28 (Italy)	EUR	600,000	482,095
Nexity SA cv. sr. unsec. notes 0.25%, 3/2/25 (Units) (France)	EUR	2,850	177,355
Patrick Industries, Inc. company guaranty cv. sr. unsec. notes 1.75%, 12/1/28		$245,000	231,158

Diversified Income Trust 45

CONVERTIBLE BONDS AND NOTES (6.3%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Royal Caribbean Cruises, Ltd. cv. sr. unsec. unsub. notes 6.00%, 8/15/25		$337,000	$664,396
Shift4 Payments, Inc. cv. sr. unsec. sub. notes 0.50%, 8/1/27		918,000	784,339
Vail Resorts, Inc. cv. sr. unsec. sub. notes zero %, 1/1/26		856,000	753,280
			13,440,754
Consumer staples (0.9%)
Airbnb, Inc. cv. sr. unsec. sub. notes zero %, 3/15/26		946,000	832,480
Beauty Health Co. (The) 144A cv. sr. unsec. sub. notes 1.25%, 10/1/26		422,000	328,106
Chefs’ Warehouse, Inc. (The) 144A cv. sr. unsec. unsub. notes 2.375%, 12/15/28		701,000	566,899
Delivery Hero AG cv. sr. unsec. notes 1.50%, 1/15/28 (Germany)	EUR	800,000	612,992
Etsy, Inc. cv. sr. unsec. notes 0.25%, 6/15/28		$1,121,000	846,916
Etsy, Inc. cv. sr. unsec. notes 0.125%, 9/1/27		212,000	169,600
Fiverr International, Ltd. cv. sr. unsec. notes zero %, 11/1/25 (Israel)		224,000	194,186
Fomento Econmico Mexicano, S.A.B. de C.V. cv. sr. unsec. notes Ser. REGS, 2.625%, 2/24/26 (Mexico)	EUR	300,000	312,728
Lyft, Inc. cv. sr. unsec. notes 1.50%, 5/15/25		$215,000	197,585
Match Group Financeco 3, Inc. 144A company guaranty cv. sr. unsec. notes 2.00%, 1/15/30		494,000	430,062
MGP Ingredients, Inc. company guaranty cv. sr. unsec. bonds 1.875%, 11/15/41		181,000	222,087
Post Holdings, Inc. company guaranty cv. sr. unsec. unsub. notes 2.50%, 8/15/27		326,000	323,230
Sea, Ltd. cv. sr. unsec. notes 2.375%, 12/1/25 (Singapore)		469,000	447,192
Sea, Ltd. cv. sr. unsec. unsub. notes 0.25%, 9/15/26 (Singapore)		322,000	256,795
Shake Shack, Inc. cv. sr. unsec. notes zero %, 3/1/28		507,000	375,814
Uber Technologies, Inc. cv. sr. unsec. notes zero %, 12/15/25		534,000	498,177
Upwork, Inc. cv. sr. unsec. notes 0.25%, 8/15/26		774,000	635,085
Wayfair, Inc. cv. sr. unsec. notes 0.625%, 10/1/25		1,019,000	877,664
Wayfair, Inc. cv. sr. unsec. unsub. notes 3.25%, 9/15/27		456,000	549,024
Zalando SE cv. sr. unsec. notes 0.05%, 8/6/25 (Germany)	EUR	500,000	476,353
Zillow Group, Inc. cv. sr. unsec. sub. notes 1.375%, 9/1/26		$1,074,000	1,279,672
			10,432,647
Energy (0.1%)
Enphase Energy, Inc. cv. sr. unsec. sub. notes zero %, 3/1/28		594,000	491,536
Nabors Industries, Inc. 144A company guaranty cv. sr. unsec. unsub. notes 1.75%, 6/15/29		285,000	250,658
Northern Oil and Gas, Inc. 144A cv. sr. unsec. notes 3.625%, 4/15/29		827,000	1,021,585
			1,763,779
Financials (0.1%)
SoFi Technologies, Inc. 144A cv. sr. unsec. notes zero %, 10/15/26		726,304	559,980
Welltower OP, LLC 144A company guaranty cv. sr. unsec. notes 2.75%, 5/15/28 R		886,000	904,194
			1,464,174
Health care (1.1%)
Alnylam Pharmaceuticals, Inc. cv. sr. unsec. unsub. notes 1.00%, 9/15/27		961,000	886,523
Ascendis Pharma A/S cv. sr. unsec. notes 2.25%, 4/1/28 (Denmark)		209,000	190,713

46 Diversified Income Trust

CONVERTIBLE BONDS AND NOTES (6.3%)* cont.		Principal amount	Value
Health care cont.
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes 1.25%, 5/15/27		$732,000	$725,119
BridgeBio Pharma, Inc. cv. sr. unsec. notes 2.50%, 3/15/27		342,000	326,610
CONMED Corp. cv. sr. unsec. notes 2.25%, 6/15/27		642,000	611,184
Cytokinetics, Inc. cv. sr. unsec. unsub. notes 3.50%, 7/1/27		421,000	357,050
Dexcom, Inc. 144A cv. sr. unsec. unsub. notes 0.375%, 5/15/28		1,992,000	1,766,904
Exact Sciences Corp. cv. sr. unsec. sub. notes 0.375%, 3/1/28		1,759,000	1,518,194
Halozyme Therapeutics, Inc. cv. sr. unsec. notes 1.00%, 8/15/28		155,000	144,731
Halozyme Therapeutics, Inc. cv. sr. unsec. notes 0.25%, 3/1/27		844,000	712,168
Insulet Corp. cv. sr. unsec. notes 0.375%, 9/1/26		639,000	624,942
Integer Holdings Corp. 144A cv. sr. unsec. unsub. notes 2.125%, 2/15/28		541,000	587,797
Integra LifeSciences Holdings Corp. cv. sr. unsec. notes 0.50%, 8/15/25		253,000	230,736
Jazz Investments I, Ltd. company guaranty cv. sr. unsec. sub. notes 1.50%, 8/15/24 (Ireland)		1,255,000	1,209,194
Lantheus Holdings, Inc. 144A company guaranty cv. sr. unsec. unsub. notes 2.625%, 12/15/27		651,000	754,770
Neurocrine Biosciences, Inc. cv. sr. unsec. notes 2.25%, 5/15/24		185,000	274,448
QIAGEN NV cv. sr. unsec. notes zero %, 12/17/27 (Netherlands)		200,000	176,097
QIAGEN NV cv. sr. unsec. unsub. notes Ser. REGS, 1.00%, 11/13/24 (Netherlands)		400,000	405,645
Sarepta Therapeutics, Inc. cv. sr. unsec. unsub. notes 1.25%, 9/15/27		806,000	900,222
Shockwave Medical, Inc. 144A cv. sr. unsec. notes 1.00%, 8/15/28		497,000	475,629
Teladoc Health, Inc. cv. sr. unsec. sub. notes 1.25%, 6/1/27		511,000	407,216
			13,285,892
Technology (2.1%)
3D Systems Corp. cv. sr. unsec. notes zero %, 11/15/26		138,000	99,636
Akamai Technologies, Inc. cv. sr. unsec. notes 0.375%, 9/1/27		1,029,000	1,071,704
Akamai Technologies, Inc. cv. sr. unsec. notes 0.125%, 5/1/25		943,000	1,112,174
Altair Engineering, Inc. cv. sr. unsec. sub. notes 1.75%, 6/15/27		254,000	268,732
Bentley Systems, Inc. cv. sr. unsec. sub. notes 0.375%, 7/1/27		807,000	697,248
Bill.com Holdings, Inc. cv. sr. unsec. unsub. notes zero %, 4/1/27		1,062,000	859,556
Box, Inc. cv. sr. unsec. notes zero %, 1/15/26		246,000	265,312
Ceridian HCM Holding, Inc. cv. sr. unsec. notes 0.25%, 3/15/26		852,000	749,248
Cloudflare, Inc. cv. sr. unsec. notes zero %, 8/15/26		483,000	410,550
Confluent, Inc. cv. sr. unsec. unsub. notes zero %, 1/15/27		684,000	557,870
Datadog, Inc. cv. sr. unsec. notes 0.125%, 6/15/25		652,000	765,123
DigitalOcean Holdings, Inc. cv. sr. unsec. notes zero %, 12/1/26		765,000	584,766
Dropbox, Inc. cv. sr. unsec. sub. notes zero %, 3/1/28		629,000	595,663
Envestnet, Inc. 144A company guaranty cv. sr. unsec. notes 2.625%, 12/1/27		675,000	615,263
Everbridge, Inc. cv. sr. unsec. notes zero %, 3/15/26		196,000	164,640
Five9, Inc. cv. sr. unsec. notes 0.50%, 6/1/25		514,000	479,562
HubSpot, Inc. cv. sr. unsec. notes 0.375%, 6/1/25		470,000	837,540
Impinj, Inc. cv. sr. unsec. notes 1.125%, 5/15/27		310,000	268,739
Kingsoft Corp., Ltd. cv. sr. unsec. notes 0.625%, 4/29/25 (China)	HKD	2,000,000	266,507
Lenovo Group, Ltd. cv. sr. unsec. bonds 2.50%, 8/26/29 (China)		$679,000	771,316
Lumentum Holdings, Inc. cv. sr. unsec. notes 0.50%, 12/15/26		852,000	713,976

Diversified Income Trust 47

CONVERTIBLE BONDS AND NOTES (6.3%)* cont.		Principal amount	Value
Technology cont.
Lumentum Holdings, Inc. 144A cv. sr. unsec. notes 1.50%, 12/15/29		$277,000	$251,793
Meituan cv. sr. unsec. unsub. notes zero %, 4/27/28 (China)		600,000	495,599
MongoDB, Inc. cv. sr. unsec. notes 0.25%, 1/15/26		374,000	639,166
Okta, Inc. cv. sr. unsec. notes 0.375%, 6/15/26		819,000	712,940
ON Semiconductor Corp. cv. sr. unsec. notes zero %, 5/1/27		166,000	298,800
ON Semiconductor Corp. 144A company guaranty cv. sr. unsec. notes 0.50%, 3/1/29		922,000	1,012,356
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.375%, 6/1/25		192,000	452,257
Pegasystems, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/25		61,000	55,754
Progress Software Corp. cv. sr. unsec. notes 1.00%, 4/15/26		488,000	502,152
Seagate HDD Cayman 144A company guaranty cv. sr. unsec. notes 3.50%, 6/1/28 (Cayman Islands)		523,000	536,378
SK Hynix, Inc. cv. sr. unsec. unsub. notes 1.75%, 4/11/30 (South Korea)		600,000	723,900
Snap, Inc. cv. sr. unsec. notes zero %, 5/1/27		1,042,000	772,122
Splunk, Inc. cv. sr. unsec. notes 1.125%, 6/15/27		1,426,000	1,345,431
Spotify USA, Inc. company guaranty cv. sr. unsec. notes zero %, 3/15/26		1,086,000	923,643
STMicroelectronics NV cv. sr. unsec. notes zero %, 8/4/27 (France)		600,000	663,527
Tyler Technologies, Inc. cv. sr. unsec. sub. notes 0.25%, 3/15/26		751,000	725,091
Unity Software, Inc. cv. sr. unsec. notes zero %, 11/15/26		702,000	555,634
Wix.com, Ltd. cv. sr. unsec. sub. notes zero %, 8/15/25 (Israel)		439,000	388,740
Wolfspeed, Inc. 144A cv. sr. unsec. notes 1.875%, 12/1/29		1,021,000	664,161
Workiva, Inc. 144A cv. sr. unsec. sub. notes 1.25%, 8/15/28		384,000	378,816
Xero Investments, Ltd. company guaranty cv. sr. unsec. unsub. notes zero %, 12/2/25 (New Zealand)		333,000	291,375
Ziff Davis, Inc. cv. sr. unsec. notes 1.75%, 11/1/26		732,000	673,075
Zscaler, Inc. cv. sr. unsec. notes 0.125%, 7/1/25		734,000	881,534
			26,099,369
Transportation (0.2%)
Deutsche Post AG cv. sr. unsec. notes 0.05%, 6/30/25 (Germany)	EUR	400,000	397,850
International Consolidated Airlines Group SA cv. sr. unsec. unsub. notes Ser. REGS, 1.125%, 5/18/28 (Spain)	EUR	600,000	520,685
Jet2 PLC company guaranty cv. sr. unsec. unsub. notes Ser. REGS, 1.625%, 6/10/26 (United Kingdom)	GBP	400,000	442,247
Southwest Airlines Co. cv. sr. unsec. notes 1.25%, 5/1/25		$1,033,000	1,025,253
			2,386,035
Utilities and power (0.2%)
CMS Energy Corp. 144A cv. sr. unsec. notes 3.375%, 5/1/28		818,000	766,876
NextEra Energy Partners LP 144A company guaranty cv. sr. unsec. unsub. notes 2.50%, 6/15/26		907,000	769,136
NRG Energy, Inc. company guaranty cv. sr. unsec. bonds 2.75%, 6/1/48		740,000	782,920
Southern Co. (The) 144A cv. sr. unsec. notes 3.875%, 12/15/25		475,000	461,700
			2,780,632
Total convertible bonds and notes (cost $86,124,823)			$78,210,769

48 Diversified Income Trust

SENIOR LOANS (1.7%)*c		Principal amount	Value
Ahead DB Holdings, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.75%), 9.019%, 10/16/27		$1,406,403	$1,392,339
Chart Industries, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.174%, 12/8/29		2,148,207	2,148,207
Cloud Software Group, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.50%), 9.99%, 3/30/29		1,426,857	1,370,083
CQP Holdco LP bank term loan FRN (CME Term SOFR 1 Month + 3.50%), 9.048%, 5/27/28		2,442,708	2,442,147
DIRECTV Financing, LLC bank term loan FRN (CME Term SOFR 3 Month + 5.00%), 10.431%, 7/22/27		1,351,576	1,319,287
Gray Television, Inc. bank term loan FRN Ser. D, (CME Term SOFR 1 Month + 3.00%), 8.429%, 10/27/28		1,396,447	1,359,790
IRB Holding Corp. bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 3.00%), 8.416%, 12/15/27		1,388,578	1,382,163
Neptune Bidco US, Inc. bank term loan FRN Class C, (CME Term SOFR 1 Month + 5.00%), 10.399%, 4/11/29		1,000,000	897,920
Nouryon Finance BV bank term loan FRN (EURIBOR 3 Month ACT/360 + 4.25%), 7.949%, 4/3/28 (Netherlands)	EUR	1,160,000	1,217,850
PECF USS Intermediate Holding III Corp. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.427%, 12/17/28		$997,462	796,633
PetSmart, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.166%, 1/29/28		2,449,179	2,439,113
Phoenix Newco, Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.25%), 8.681%, 8/11/28		1,391,468	1,380,406
Polaris Newco, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.00%), 9.298%, 6/3/28		1,446,311	1,382,774
Proofpoint, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.25%), 8.519%, 6/9/28		1,401,434	1,388,387
Robertshaw US Holding Corp. bank term loan FRN (CME Term SOFR 1 Month + 8.00%), 13.49%, 2/28/27		1,002,000	220,440
Vibrantz Technologies, Inc. bank term loan FRN (CME Term SOFR 3 Month + 4.25%), 9.699%, 4/21/29		498,741	469,609
Total senior loans (cost $22,390,917)			$21,607,148

ASSET-BACKED SECURITIES (0.8%)*	Principal amount	Value
Mello Warehouse Securitization Trust 144A
FRB Ser. 21-3, Class E, (CME Term SOFR 1 Month + 3.36%), 8.684%, 10/22/24	$4,649,000	$4,590,888
FRB Ser. 21-3, Class D, (CME Term SOFR 1 Month + 2.11%), 7.434%, 10/22/24	3,851,000	3,800,456
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class F, (CME Term SOFR 1 Month + 5.36%), 10.684%, 5/7/24	1,395,334	1,395,334
Total asset-backed securities (cost $9,372,695)		$9,786,678

SHORT-TERM INVESTMENTS (28.0%)*	Principal amount	Value
Alimentation Couche-Tard, Inc. commercial paper 5.623%, 10/23/23 (Canada)	$2,500,000	$2,490,682
Alimentation Couche-Tard, Inc. commercial paper 5.557%, 10/5/23 (Canada)	3,275,000	3,271,993
American Honda Finance Corp. commercial paper 5.741%, 11/7/23	2,500,000	2,484,925

Diversified Income Trust 49

SHORT-TERM INVESTMENTS (28.0%)* cont.		Principal amount/ shares	Value
American Honda Finance Corp. commercial paper 5.590%, 10/24/23		$2,500,000	$2,490,438
Aviation Capital Group, LLC commercial paper 5.873%, 10/2/23		12,000,000	11,994,466
Chariot Funding, LLC asset-backed commercial paper 5.683%, 12/11/23		5,000,000	4,944,449
Conagra Brands, Inc. commercial paper 5.763%, 10/5/23		7,500,000	7,492,899
Constellation Brands, Inc. commercial paper 5.718%, 10/10/23		3,500,000	3,493,831
Crown Castle, Inc. commercial paper 6.038%, 10/12/23		3,500,000	3,492,704
Energy Transfer LP commercial paper 5.753%, 10/2/23		13,000,000	12,993,808
Fidelity National Information Services, Inc. commercial paper 5.575%, 10/13/23		3,000,000	2,993,627
Fidelity National Information Services, Inc. commercial paper 5.571%, 10/3/23		3,826,000	3,823,693
FMC Corp. commercial paper 5.953%, 10/2/23		10,000,000	9,994,959
Glencore Funding, LLC commercial paper 5.784%, 10/20/23		5,000,000	4,983,556
Haleon UK Capital PLC commercial paper 5.584%, 10/24/23 (United Kingdom)		2,500,000	2,490,215
Hewlett Packard Enterprise Co. commercial paper 5.595%, 10/27/23		5,000,000	4,978,494
Humana, Inc. commercial paper 5.575%, 10/26/23		6,175,000	6,148,852
Intercontinental Exchange, Inc. commercial paper 5.596%, 11/2/23		5,000,000	4,973,135
Microchip Technology, Inc. commercial paper 5.576%, 10/17/23		2,500,000	2,492,890
Nutrien Financial US, LLC commercial paper 5.720%, 11/21/23		2,500,000	2,479,488
Nutrien Financial US, LLC commercial paper 5.674%, 10/25/23		5,000,000	4,980,009
O’Reilly Automotive, Inc. commercial paper 5.579%, 10/18/23		2,500,000	2,496,600
O’Reilly Automotive, Inc. commercial paper 5.559%, 10/16/23		2,500,000	2,493,533
Ovintiv, Inc. commercial paper 6.286%, 10/17/23		2,000,000	1,994,202
Ovintiv, Inc. commercial paper 6.170%, 10/18/23		2,000,000	1,993,876
Ovintiv, Inc. commercial paper 6.130%, 10/10/23		1,480,000	1,477,392
Putnam Short Term Investment Fund Class P 5.57% L	Shares	130,826,948	130,826,948
Sempra commercial paper 5.555%, 10/19/23		$4,500,000	4,486,230
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.29% P	Shares	51,614,000	51,614,000
Suncor Energy, Inc. commercial paper 5.695%, 10/3/23 (Canada)		$2,500,000	2,498,493
Suncor Energy, Inc. commercial paper 5.692%, 11/6/23 (Canada)		2,500,000	2,485,333
Suncor Energy, Inc. commercial paper 5.670%, 10/26/23 (Canada)		2,500,000	2,489,624
Targa Resources Corp. commercial paper 6.003%, 10/2/23		10,000,000	9,995,737
U.S. Treasury Bills 5.453%, 10/26/23 # ∆ Φ		17,100,000	17,039,770
UDR, Inc. commercial paper 5.575%, 10/12/23		4,262,000	4,253,595
WRKCo., Inc. commercial paper 5.578%, 10/11/23		5,000,000	4,990,909
Total short-term investments (cost $346,661,943)			$346,625,355

TOTAL INVESTMENTS
Total investments (cost $2,235,866,745)	$2,082,372,463

50 Diversified Income Trust

Key to holding’s currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan (Onshore)
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
ILS	Israeli Shekel
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
USD /$	United States Dollar
ZAR	South African Rand

Key to holding’s abbreviations
bp	Basis Points
CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
ICE	Intercontinental Exchange
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
OTC	Over-the-counter
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REMICs	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Diversified Income Trust 51

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2022 through September 30, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $1,238,289,477.
†	This security is non-income-producing.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $499,992 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $5,605,488 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $2,834,616 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

52 Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/23 (aggregate face value $145,609,374)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Canadian Dollar	Sell	10/18/23	$17,305	$17,728	$423
	Euro	Sell	12/20/23	711,273	722,031	10,758
	Japanese Yen	Buy	11/15/23	2,439,855	2,514,644	(74,789)
	New Zealand Dollar	Sell	10/18/23	99,193	100,877	1,684
	Swedish Krona	Sell	12/20/23	1,511,423	1,480,786	(30,637)
Barclays Bank PLC
	Canadian Dollar	Sell	10/18/23	436,388	446,959	10,571
	Euro	Sell	12/20/23	1,075,982	1,094,569	18,587
	New Taiwan Dollar	Buy	11/15/23	451,380	460,918	(9,538)
	Norwegian Krone	Sell	12/20/23	79,693	79,660	(33)
Citibank, N.A.
	Australian Dollar	Sell	10/18/23	1,856,190	1,920,725	64,535
	Canadian Dollar	Sell	10/18/23	294,117	301,323	7,206
	Euro	Sell	12/20/23	5,305,949	5,396,574	90,625
	Norwegian Krone	Sell	12/20/23	730,391	729,884	(507)
Goldman Sachs International
	Australian Dollar	Buy	10/18/23	127,494	131,910	(4,416)
	Canadian Dollar	Sell	10/18/23	48,455	49,643	1,188
	Euro	Sell	12/20/23	3,891,362	3,958,094	66,732
	Swiss Franc	Buy	12/20/23	6,741,248	6,951,136	(209,888)
HSBC Bank USA, National Association
	Australian Dollar	Sell	10/18/23	3,016,695	3,048,697	32,002
	British Pound	Sell	12/20/23	4,944,092	5,045,583	101,491
	Canadian Dollar	Sell	10/18/23	148,237	150,207	1,970
	Euro	Buy	12/20/23	854,100	860,911	(6,811)
	Japanese Yen	Buy	11/15/23	3,169,401	3,341,045	(171,644)
	New Zealand Dollar	Sell	10/18/23	94,518	96,122	1,604
	Norwegian Krone	Buy	12/20/23	419,020	419,205	(185)
	Singapore Dollar	Buy	11/15/23	239,227	244,439	(5,212)
	Swedish Krona	Sell	12/20/23	315,471	312,040	(3,431)
	Swiss Franc	Sell	12/20/23	10,798	11,689	891
JPMorgan Chase Bank N.A.
	British Pound	Sell	12/20/23	2,407,468	2,456,929	49,461
	Canadian Dollar	Sell	10/18/23	1,014,533	1,039,385	24,852
	Norwegian Krone	Sell	12/20/23	75,739	75,679	(60)
	Swiss Franc	Buy	12/20/23	93,896	96,808	(2,912)
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	10/18/23	88,255	90,992	(2,737)
	British Pound	Buy	12/20/23	12,086	12,346	(260)
	Canadian Dollar	Buy	10/18/23	196,912	197,360	(448)
	Euro	Sell	12/20/23	10,710,584	10,878,101	167,517
	Japanese Yen	Buy	11/15/23	4,414,727	4,657,094	(242,367)
	New Zealand Dollar	Sell	10/18/23	7,660,242	7,748,307	88,065

Diversified Income Trust 53

FORWARD CURRENCY CONTRACTS at 9/30/23 (aggregate face value $145,609,374) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
	Norwegian Krone	Sell	12/20/23	$2,997,617	$2,996,483	$(1,134)
	Swedish Krona	Sell	12/20/23	1,923,154	1,895,145	(28,009)
NatWest Markets PLC
	British Pound	Sell	12/20/23	3,052	3,122	70
	Euro	Buy	12/20/23	708,938	726,406	(17,468)
	Japanese Yen	Buy	11/15/23	2,444,931	2,578,970	(134,039)
	New Zealand Dollar	Sell	10/18/23	342,888	339,540	(3,348)
	Norwegian Krone	Sell	12/20/23	78,278	78,153	(125)
State Street Bank and Trust Co.
	Australian Dollar	Sell	10/18/23	7,328,015	7,580,715	252,700
	Canadian Dollar	Sell	10/18/23	12,618,146	12,928,182	310,036
	Euro	Sell	12/20/23	15,134,949	15,393,052	258,103
	New Zealand Dollar	Sell	10/18/23	156,790	159,431	2,641
	Norwegian Krone	Sell	12/20/23	1,997,793	1,996,470	(1,323)
	Swedish Krona	Sell	12/20/23	2,275,221	2,241,215	(34,006)
	Swiss Franc	Buy	12/20/23	630,813	650,213	(19,400)
Toronto-Dominion Bank
	Australian Dollar	Buy	10/18/23	60,788	60,639	149
	British Pound	Sell	12/20/23	99,981	102,036	2,055
	Canadian Dollar	Sell	10/18/23	46,246	47,381	1,135
	Euro	Sell	12/20/23	7,322,726	7,447,658	124,932
	Japanese Yen	Buy	11/15/23	58,232	61,395	(3,163)
	Norwegian Krone	Sell	12/20/23	982,941	982,507	(434)
	Swedish Krona	Sell	12/20/23	2,212,197	2,179,718	(32,479)
UBS AG
	Australian Dollar	Sell	10/18/23	44,128	43,985	(143)
	Canadian Dollar	Sell	10/18/23	104,053	106,606	2,553
	Euro	Sell	12/20/23	2,095,088	2,125,593	30,505
	Hong Kong Dollar	Buy	11/15/23	515,641	517,693	(2,052)
	Japanese Yen	Buy	11/15/23	8,536,478	8,998,878	(462,400)
	New Zealand Dollar	Sell	10/18/23	346,964	352,895	5,931
	Swedish Krona	Sell	12/20/23	50,123	49,383	(740)
WestPac Banking Corp.
	Australian Dollar	Sell	10/18/23	1,386,353	1,434,322	47,969
	British Pound	Sell	12/20/23	2,670,664	2,725,524	54,860
	Euro	Sell	12/20/23	1,101,980	1,118,914	16,934
	New Zealand Dollar	Sell	10/18/23	537,617	546,750	9,133
Unrealized appreciation						1,859,868
Unrealized (depreciation)						(1,506,138)
Total						$353,730
* The exchange currency for all contracts listed is the United States Dollar.

54 Diversified Income Trust

FUTURES CONTRACTS OUTSTANDING at 9/30/23
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note Ultra 10 yr (Short)	167	$18,630,938	$18,630,938	Dec-23	$547,749
Unrealized appreciation					547,749
Unrealized (depreciation)					—
Total					$547,749

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/23
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
(0.7988)/US SOFR/Apr-34 (Written)	Apr-24/0.7988	$373,987,700	$461,796	$441,305
1.8838/US SOFR/Apr-34 (Purchased)	Apr-24/1.8838	186,994,200	(1,367,701)	(1,271,561)
(3.63)/US SOFR/Mar-26 (Written)	Mar-24/3.63	185,441,200	2,308,743	1,943,424
3.63/US SOFR/Mar-26 (Written)	Mar-24/3.63	185,441,200	2,308,743	(1,413,062)
(2.063)/US SOFR/Apr-56 (Purchased)	Apr-26/2.063	99,263,300	(20,788,610)	10,083,166
2.063/US SOFR/Apr-56 (Purchased)	Apr-26/2.063	99,263,300	(4,701,062)	(2,813,122)
(1.0035)/US SOFR/Mar-34 (Written)	Mar-24/1.0035	93,496,900	141,638	136,505
(3.1625)/US SOFR/Mar-37 (Written)	Mar-27/3.1625	89,145,700	6,151,053	3,012,233
3.1625/US SOFR/Mar-37 (Written)	Mar-27/3.1625	89,145,700	6,151,053	(3,129,014)
(3.095)/US SOFR/Mar-36 (Written)	Mar-26/3.095	74,297,500	4,918,495	2,876,799
3.095/US SOFR/Mar-36 (Written)	Mar-26/3.095	74,297,500	4,918,495	(2,595,955)
2.0035/US SOFR/Mar-34 (Purchased)	Mar-24/2.0035	65,447,700	(508,283)	(483,004)
(0.6385)/US SOFR/Mar-40 (Purchased)	Mar-30/0.6385	54,490,500	(12,627,229)	2,630,256
0.6385/US SOFR/Mar-40 (Purchased)	Mar-30/0.6385	54,490,500	(532,752)	(202,160)
(3.03)/US SOFR/Mar-36 (Purchased)	Mar-26/3.03	36,457,600	(3,881,925)	1,472,158
3.03/US SOFR/Mar-36 (Purchased)	Mar-26/3.03	36,457,600	(3,881,925)	(1,386,118)
(0.5644)/US SOFR/Mar-40 (Purchased)	Mar-30/0.5644	27,749,600	(6,588,814)	1,339,196
0.5644/US SOFR/Mar-40 (Purchased)	Mar-30/0.5644	27,749,600	(253,883)	(96,291)
(3.343)/US SOFR/Dec-35 (Purchased)	Dec-25/3.343	24,372,300	(1,580,544)	538,384
3.343/US SOFR/Dec-35 (Purchased)	Dec-25/3.343	24,372,300	(1,580,544)	(815,010)
(0.9876)/US SOFR/Mar-50 (Purchased)	Mar-30/0.9876	24,024,100	(7,758,799)	1,663,188
0.9876/US SOFR/Mar-50 (Purchased)	Mar-30/0.9876	24,024,100	(521,844)	(219,340)
(3.17)/US SOFR/Dec-35 (Purchased)	Dec-25/3.17	23,106,300	(1,201,528)	972,082
2.67/US SOFR/Dec-35 (Purchased)	Dec-25/2.67	23,106,300	(1,178,421)	(786,538)
(3.03)/US SOFR/Feb-33 (Written)	Feb-28/3.03	19,001,000	722,038	277,605
3.03/US SOFR/Feb-33 (Written)	Feb-28/3.03	19,001,000	722,038	(484,906)
(3.857)/US SOFR/Sep-38 (Written)	Sep-28/3.857	18,988,200	1,307,338	162,919
(3.887)/US SOFR/Sep-40 (Written)	Sep-30/3.887	18,988,200	1,427,913	143,741
3.887/US SOFR/Sep-40 (Written)	Sep-30/3.887	18,988,200	1,427,913	(233,555)
3.857/US SOFR/Sep-38 (Written)	Sep-28/3.857	18,988,200	1,307,338	(261,088)
(3.49)/US SOFR/May-40 (Purchased)	May-30/3.49	15,275,300	(1,138,010)	390,437
3.49/US SOFR/May-40 (Purchased)	May-30/3.49	15,275,300	(1,138,010)	(288,245)
(2.558)/US SOFR/Dec-57 (Purchased)	Dec-27/2.558	12,300,800	(1,818,058)	1,141,883
2.558/US SOFR/Dec-57 (Purchased)	Dec-27/2.558	12,300,800	(1,818,058)	(1,048,889)

Diversified Income Trust 55

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/23 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
(3.073)/US SOFR/Jun-37 (Written)	Jun-27/3.073		$7,501,700	$545,749	$283,114
3.073/US SOFR/Jun-37 (Written)	Jun-27/3.073		7,501,700	545,749	(280,639)
(3.101)/US SOFR/Jun-39 (Written)	Jun-29/3.101		2,970,700	232,012	99,786
3.101/US SOFR/Jun-39 (Written)	Jun-29/3.101		2,970,700	232,012	(109,738)
(2.406)/6 month EUR-EURIBOR/Aug-34 (Written)	Aug-24/2.406	EUR	16,733,700	907,913	802,850
2.406/6 month EUR-EURIBOR/Aug-34 (Written)	Aug-24/2.406	EUR	16,733,700	907,913	(529,159)
(2.396)/6 month EUR-EURIBOR/Aug-34 (Written)	Aug-24/2.396	EUR	8,295,200	447,997	397,022
2.396/6 month EUR-EURIBOR/Aug-34 (Written)	Aug-24/2.396	EUR	8,295,200	447,997	(270,558)
Citibank, N.A.
(1.826)/US SOFR/Jan-42 (Purchased)	Jan-32/1.826		$55,459,800	(4,095,706)	5,289,201
1.826/US SOFR/Jan-42 (Purchased)	Jan-32/1.826		55,459,800	(4,095,706)	(2,273,297)
(3.49)/US SOFR/Oct-33 (Purchased)	Oct-23/3.49		27,040,100	(478,610)	1,205,988
4.05/US SOFR/Oct-33 (Written)	Oct-23/4.05		27,040,100	108,160	(419,662)
3.77/US SOFR/Oct-33 (Written)	Oct-23/3.77		27,040,100	232,545	(849,870)
(1.34)/US SOFR/Jan-61 (Purchased)	Jan-41/1.34		25,233,100	(5,898,489)	940,942
1.34/US SOFR/Jan-61 (Purchased)	Jan-41/1.34		25,233,100	(2,106,964)	(424,168)
(2.14)/US SOFR/Jun-41 (Purchased)	Jun-31/2.14		9,949,800	(1,283,922)	422,668
2.14/US SOFR/Jun-41 (Purchased)	Jun-31/2.14		9,949,800	(386,052)	(139,297)
(3.28)/US SOFR/Jul-36 (Written)	Jul-26/3.28		3,156,900	176,786	72,830
3.28/US SOFR/Jul-36 (Written)	Jul-26/3.28		3,156,900	176,786	(117,500)
(0.055)/3 month EUR-EURIBOR/Mar-25 (Written)	Mar-24/0.055	EUR	716,475,000	2,298,753	2,196,730
0.555/3 month EUR-EURIBOR/Mar-25 (Purchased)	Mar-24/0.555	EUR	358,237,500	(2,259,791)	(2,158,856)
(3.18)/6 month EUR-EURIBOR/Mar-29 (Purchased)	Mar-24/3.18	EUR	78,969,100	(1,727,673)	(466,710)
3.18/6 month EUR-EURIBOR/Mar-29 (Purchased)	Mar-24/3.18	EUR	78,969,100	(1,727,673)	(955,961)
Deutsche Bank AG
(3.19)/US SOFR/Mar-38 (Written)	Mar-28/3.19		$28,228,900	1,966,143	824,566
3.19/US SOFR/Mar-38 (Written)	Mar-28/3.19		28,228,900	1,966,143	(1,059,713)
(2.98)/US SOFR/Mar-35 (Written)	Mar-30/2.98		681,000	31,530	12,612
2.98/US SOFR/Mar-35 (Written)	Mar-30/2.98		681,000	31,530	(15,663)
(2.818)/3 month EUR-EURIBOR/Mar-29 (Written)	Mar-28/2.818	EUR	112,741,300	1,088,608	251,503
2.818/3 month EUR-EURIBOR/Mar-29 (Written)	Mar-28/2.818	EUR	112,741,300	1,088,608	(101,316)
Goldman Sachs International
(2.525)/US SOFR/Mar-47 (Purchased)	Mar-27/2.525		$8,348,800	(1,177,181)	636,679
2.525/US SOFR/Mar-47 (Purchased)	Mar-27/2.525		8,348,800	(491,327)	(246,791)

56 Diversified Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/23 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
(2.85)/3 month EUR-EURIBOR/Mar-29 (Purchased)	Mar-28/2.85	EUR	112,454,200	$(1,057,790)	$86,791
2.85/3 month EUR-EURIBOR/Mar-29 (Purchased)	Mar-28/2.85	EUR	112,454,200	(1,057,790)	(240,162)
JPMorgan Chase Bank N.A.
(1.70)/US SOFR/Jan-29 (Written)	Jan-24/1.70		$81,387,600	1,736,608	1,707,512
1.70/US SOFR/Jan-29 (Written)	Jan-24/1.70		81,387,600	1,736,608	(7,512,889)
(3.115)/US SOFR/Mar-43 (Written)	Mar-33/3.115		54,340,500	4,586,338	1,509,036
3.115/US SOFR/Mar-43 (Written)	Mar-33/3.115		54,340,500	4,586,338	(1,624,238)
(3.3225)/US SOFR/Jul-38 (Written)	Jul-28/3.3225		47,053,400	3,180,810	1,100,108
3.3225/US SOFR/Jul-38 (Written)	Jul-28/3.3225		47,053,400	3,180,810	(1,613,461)
(3.0925)/US SOFR/Mar-43 (Written)	Mar-33/3.0925		26,845,700	2,255,039	750,069
3.0925/US SOFR/Mar-43 (Written)	Mar-33/3.0925		26,845,700	2,255,039	(830,874)
(3.0175)/US SOFR/Dec-42 (Purchased)	Dec-32/3.0175		24,601,500	(2,072,676)	836,205
3.0175/US SOFR/Dec-42 (Purchased)	Dec-32/3.0175		24,601,500	(2,072,676)	(742,965)
(3.1525)/US SOFR/Mar-40 (Written)	Mar-30/3.1525		23,338,100	1,849,544	719,747
3.1525/US SOFR/Mar-40 (Written)	Mar-30/3.1525		23,338,100	1,849,544	(809,599)
(2.317)/US SOFR/Apr-42 (Written)	Apr-32/2.317		23,236,600	1,968,140	998,941
2.317/US SOFR/Apr-42 (Written)	Apr-32/2.317		23,236,600	1,968,140	(1,484,586)
(1.81)/US SOFR/Jan-37 (Written)	Jan-27/1.81		13,645,200	806,431	607,211
1.81/US SOFR/Jan-37 (Written)	Jan-27/1.81		13,645,200	806,431	(1,632,512)
(4.178)/6 month AUD-BBR-BBSW/Apr-40 (Purchased)	Apr-33/4.178	AUD	38,380,600	(1,375,580)	542,396
4.178/6 month AUD-BBR-BBSW/Apr-40 (Purchased)	Apr-33/4.178	AUD	38,380,600	(1,375,580)	(382,491)
(4.344)/6 month AUD-BBR-BBSW/Mar-33 (Purchased)	Mar-28/4.344	AUD	26,824,100	(669,462)	216,099
4.344/6 month AUD-BBR-BBSW/Mar-33 (Purchased)	Mar-28/4.344	AUD	26,824,100	(669,462)	(225,757)
(1.445)/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	25,226,900	(945,635)	2,793,994
1.445/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	25,226,900	(945,635)	(719,016)
(1.692)/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	19,590,000	(611,186)	2,475,246
1.692/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	19,590,000	(611,186)	(546,262)
(4.565)/6 month AUD-BBR-BBSW/Mar-38 (Purchased)	Mar-28/4.565	AUD	17,126,000	(704,633)	207,560
4.565/6 month AUD-BBR-BBSW/Mar-38 (Purchased)	Mar-28/4.565	AUD	17,126,000	(704,633)	(203,486)
(2.495)/6 month AUD-BBR-BBSW/Nov-46 (Purchased)	Nov-26/2.495	AUD	13,662,300	(849,629)	1,759,558
2.495/6 month AUD-BBR-BBSW/Nov-46 (Purchased)	Nov-26/2.495	AUD	13,662,300	(849,629)	(616,649)

Diversified Income Trust 57

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/23 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
(1.441)/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	12,083,500	$(714,644)	$2,538,471
1.441/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	12,083,500	(714,644)	(617,798)
Mizuho Capital Markets LLC
(4.0475)/US SOFR/Aug-36 (Purchased)	Aug-26/4.0475		$20,124,200	(1,046,458)	200,035
3.5475/US SOFR/Aug-36 (Purchased)	Aug-26/3.5475		20,124,200	(1,007,216)	(209,090)
Morgan Stanley & Co. International PLC
(2.509)/US SOFR/Jun-55 (Purchased)	Jun-25/2.509		33,000,000	(3,667,125)	4,281,750
(2.3825)/US SOFR/Jul-56 (Purchased)	Jul-26/2.3825		17,896,800	(2,268,419)	2,368,641
2.3825/US SOFR/Jul-56 (Purchased)	Jul-26/2.3825		17,896,800	(2,268,419)	(1,587,625)
2.509/US SOFR/Jun-55 (Purchased)	Jun-25/2.509		33,000,000	(3,667,125)	(2,844,270)
Toronto-Dominion Bank
(2.118)/US SOFR/Mar-41 (Purchased)	Mar-31/2.118		9,114,500	(1,208,473)	376,520
2.118/US SOFR/Mar-41 (Purchased)	Mar-31/2.118		9,114,500	(303,513)	(95,976)
UBS AG
(2.00)/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	21,121,500	(1,124,193)	1,133,664
2.00/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	21,121,500	(1,124,193)	(432,525)
(2.70)/6 month AUD-BBR-BBSW/Apr-47 (Purchased)	Apr-37/2.70	AUD	10,843,500	(658,399)	347,685
2.70/6 month AUD-BBR-BBSW/Apr-47 (Purchased)	Apr-37/2.70	AUD	10,843,500	(658,399)	(211,037)
(2.60)/6 month EUR-EURIBOR/Jun-30 (Written)	Jun-25/2.60	EUR	26,314,900	923,300	526,381
(2.65)/6 month EUR-EURIBOR/Jun-30 (Written)	Jun-25/2.65	EUR	26,314,900	926,655	506,072
(2.675)/6 month EUR-EURIBOR/Jun-30 (Written)	Jun-25/2.675	EUR	26,314,900	923,300	495,778
2.675/6 month EUR-EURIBOR/Jun-30 (Written)	Jun-25/2.675	EUR	26,314,900	923,300	(106,000)
2.65/6 month EUR-EURIBOR/Jun-30 (Written)	Jun-25/2.65	EUR	26,314,900	926,655	(125,753)
2.60/6 month EUR-EURIBOR/Jun-30 (Written)	Jun-25/2.60	EUR	26,314,900	923,300	(165,816)
(0.44)/6 month EUR-EURIBOR/Feb-41 (Purchased)	Feb-31/0.44	EUR	22,869,000	(1,794,123)	3,823,790
0.44/6 month EUR-EURIBOR/Feb-41 (Purchased)	Feb-31/0.44	EUR	22,869,000	(1,794,123)	(1,076,657)
(1.325)/6 month EUR-EURIBOR/Apr-49 (Purchased)	Apr-29/1.325	EUR	15,491,000	(2,147,726)	2,240,819
1.325/6 month EUR-EURIBOR/Apr-49 (Purchased)	Apr-29/1.325	EUR	15,491,000	(2,147,726)	(1,392,118)

58 Diversified Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/23 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
UBS AG cont.
(0.296)/6 month EUR-EURIBOR/Jan-51 (Purchased)	Jan-31/0.296	EUR	7,622,900	$(1,153,465)	$1,885,959
0.296/6 month EUR-EURIBOR/Jan-51 (Purchased)	Jan-31/0.296	EUR	7,622,900	(1,153,465)	(709,616)
Unrealized appreciation					79,697,810
Unrealized (depreciation)					(56,705,984)
Total					$22,991,826

TBA SALE COMMITMENTS OUTSTANDING at 9/30/23 (proceeds receivable $169,870,469)
Agency	Principal amount	Settlement date	Value
Government National Mortgage Association, 3.50%, 10/1/53	$3,000,000	10/23/23	$2,628,161
Uniform Mortgage-Backed Securities, 5.50%, 10/1/53	101,000,000	10/12/23	97,622,863
Uniform Mortgage-Backed Securities, 5.00%, 10/1/53	42,000,000	10/12/23	39,632,603
Uniform Mortgage-Backed Securities, 4.50%, 10/1/53	11,000,000	10/12/23	10,101,519
Uniform Mortgage-Backed Securities, 4.00%, 10/1/53	20,000,000	10/12/23	17,812,492
Total			$167,797,638

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/23
Swap counterparty/ Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
MYR	57,060,000	$59,184 E	$6,100	12/20/28	Bank Negara Malaysia Klibor Interbank Offered Rate Fixing 3 month — Quarterly	3.79% — Quarterly	$(53,084)
Morgan Stanley & Co. International PLC
	$1,650,000,000	32,026,500	7,751,295	9/21/24	3.40% — Annually	US SOFR — Annually	40,655,424
Upfront premium received		7,757,395			Unrealized appreciation		40,655,424
Upfront premium (paid)		—			Unrealized (depreciation)		(53,084)
Total		$7,757,395			Total		$40,602,340
E Extended effective date.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/23
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$1,640,000	$410,525	$(31)	12/31/34	1.4425% — Annually	US SOFR — Annually	$453,674
8,150,000	276,285	(66)	1/6/28	3.5615% — Annually	US SOFR — Annually	361,264

Diversified Income Trust 59

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/23 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$5,018,000	$402,745	$(66)	3/15/33	3.234% — Annually	US SOFR — Annually	$454,739
3,213,000	242,710	(42)	3/24/33	US SOFR — Annually	3.2975% — Annually	(273,842)
6,030,000	574,538	(80)	4/6/33	3.45% — Annually	US SOFR — Annually	637,211
5,778,000	445,657	(76)	4/20/33	US SOFR — Annually	3.283% — Annually	(495,321)
4,811,000	383,340	(64)	5/3/33	3.253% — Annually	US SOFR — Annually	422,519
5,247,000	249,705	(42)	5/17/28	US SOFR — Annually	3.261% — Annually	(288,745)
6,150,000	317,832	(70)	5/23/30	US SOFR — Annually	3.4095% — Annually	(358,355)
581,196,000	4,713,500	(178,450)	6/23/25	US SOFR — Annually	4.625% — Annually	(5,887,183)
741,865,000	20,364,194	393,345	6/23/28	3.753% — Annually	US SOFR — Annually	23,824,863
385,644,000	24,326,424	(650,448)	6/23/33	US SOFR — Annually	3.475% — Annually	(26,869,163)
5,317,000	764,319	(23,919)	6/23/53	US SOFR — Annually	3.17% — Annually	(818,832)
7,525,000	444,201	(99)	6/26/33	3.527% — Annually	US SOFR — Annually	478,939
6,899,000	267,957	(91)	8/4/33	US SOFR — Annually	3.7865% — Annually	(285,149)
5,054,000	103,455	(67)	8/21/33	US SOFR — Annually	4.018% — Annually	(111,008)
10,343,000	156,490	(97)	9/5/28	4.041% — Annually	US SOFR — Annually	165,902
24,580,000	22,859 E	(97,560)	12/20/25	US SOFR — Annually	4.86% — Annually	(74,701)
4,587,000	109,400 E	17,962	12/20/33	3.94% — Annually	US SOFR — Annually	127,362
4,460,000	45,269 E	6,240	12/20/28	4.08% — Annually	US SOFR — Annually	51,509
794,260,000	1,358,185 E	(6,764,332)	12/20/28	US SOFR — Annually	4.35% — Annually	(5,406,147)
70,090,000	218,681 E	(638,063)	12/20/30	US SOFR — Annually	4.20% — Annually	(856,744)
145,120,000	2,186,958 E	(869,090)	12/20/33	US SOFR — Annually	4.05% — Annually	(3,056,048)
136,737,000	25,980 E	(102,413)	12/20/25	4.80% — Annually	US SOFR — Annually	(76,433)
556,805,000	105,793 E	419,652	12/20/25	US SOFR — Annually	4.80% — Annually	313,859
823,178,000	3,218,626 E	3,450,848	12/20/28	4.40% — Annually	US SOFR — Annually	232,221

60 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/23 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
	$105,420,000	$2,009,305 E	$(1,700,970)	12/20/33	4.00% — Annually	US SOFR — Annually	$308,336
	46,859,000	3,054,738 E	(2,773,298)	12/20/53	3.60% — Annually	US SOFR — Annually	281,441
	6,258,000	407,959 E	370,098	12/20/53	US SOFR — Annually	3.60% — Annually	(37,861)
	3,918,000	29,816	(133)	9/27/53	US SOFR — Annually	3.965% — Annually	(30,531)
	44,714,000	18,780	(360)	9/28/28	4.3715% — Annually	US SOFR — Annually	21,919
	9,470,000	84,188	(322)	9/28/53	US SOFR — Annually	3.9575% — Annually	(85,578)
	2,052,000	11,450	(27)	9/29/33	4.2035% — Annually	US SOFR — Annually	11,549
	189,990,000	146,292	(712)	9/29/25	5.0185% — Annually	US SOFR — Annually	(143,928)
	89,940,000	59,360	(724)	9/29/28	US SOFR — Annually	4.3955% — Annually	54,067
	43,300,000	152,416	2,947	9/29/28	4.46% — Annually	US SOFR — Annually	(147,424)
	17,800,000	54,824	3,655	9/29/33	4.311% — Annually	US SOFR — Annually	(50,181)
	11,900,000	29,274	4,094	9/29/53	4.024% — Annually	US SOFR — Annually	(24,329)
	2,505,000	19,238	(33)	10/2/33	4.367% — Annually	US SOFR — Annually	(19,271)
	8,188,000	21,534	(108)	10/3/33	4.2385% — Annually	US SOFR — Annually	21,426
AUD	1,119,500	172,604 E	(11)	1/30/35	1.692% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	172,593
AUD	3,719,600	612,611 E	(37)	3/5/35	1.47% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	612,574
AUD	1,399,700	234,974 E	(12)	3/25/35	1.4025% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	234,961
AUD	2,018,200	290,780 E	(24)	3/28/40	1.445% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	290,756
AUD	7,680,600	1,187,697 E	(92)	4/1/40	1.1685% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	1,187,604
AUD	483,400	129,163 E	(11)	7/2/45	1.441% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	129,152
AUD	24,600,000	2,781,818	(271)	4/6/31	6 month AUD-BBR-BBSW — Semiannually	1.87% — Semiannually	(2,931,191)

Diversified Income Trust 61

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/23 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
AUD	20,000,000	$370,082	$(170)	10/7/32	6 month AUD-BBR-BBSW — Semiannually	4.319% — Semiannually	$(337,111)
AUD	8,470,500	1,651,369	1,473,828	11/24/42	6 month AUD-BBR-BBSW — Semiannually	2.50% — Semiannually	(197,340)
AUD	14,036,000	26,261 E	(7,724)	12/20/25	3 month AUD-BBR-BBSW — Quarterly	4.17% — Quarterly	(33,985)
AUD	22,063,000	355,203 E	(30,390)	12/20/33	6 month AUD-BBR-BBSW — Semiannually	4.46% — Semiannually	(385,592)
AUD	11,815,607	30,767 E	(256)	5/12/52	4.59% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	30,511
BRL	9,100,000	71,003	121,663	1/2/29	0.0000% — At maturity	Brazil Cetip DI Interbank Deposit Rate — At maturity	74,047
CAD	36,906,000	31,519 E	(266)	12/20/25	Canadian Overnight Repo Rate Average — Semiannually	4.83% — Semiannually	(31,785)
CAD	18,593,000	331,820 E	(57,895)	12/20/33	3.83% — Semiannually	Canadian Overnight Repo Rate Average — Semiannually	273,926
CHF	7,277,000	19,716 E	(13,442)	12/20/33	Swiss Average Rate Overnight — Annually	1.78% — Annually	(33,158)
CLP	3,300,970,000	75,332 E	1,949	12/20/28	5.12% — Semiannually	CLICP (Chilean Pesos Indice Camara Promedio) — Semiannually	77,281
CNY	78,360,000	23,602 E	13,101	12/20/28	China Fixing Repo Rates 7 Day — Quarterly	2.39% — Quarterly	(10,502)
COP	15,994,040,000	85,810 E	84,695	12/20/28	8.18% — Quarterly	Colombia IBR Overnight Rate — Quarterly	170,505
CZK	21,070,000	13,935 E	(4,509)	12/20/28	6 month CZK-PRIBOR — Semiannually	4.135% — Annually	(18,444)
EUR	7,235,600	1,750,206 E	(277)	11/29/58	1.484% — Annually	6 month EUR-EURIBOR — Semiannually	1,749,929
EUR	9,840,300	3,315,333	(381)	2/19/50	6 month EUR-EURIBOR — Semiannually	1.354% — Annually	(3,274,660)

62 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/23 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	10,864,000	$3,835,508	$(415)	3/11/50	1.267% — Annually	6 month EUR-EURIBOR — Semiannually	$3,778,037
EUR	11,002,000	3,998,453	(420)	3/12/50	1.2115% — Annually	6 month EUR-EURIBOR — Semiannually	3,942,674
EUR	13,678,600	5,232,243	(528)	3/26/50	1.113% — Annually	6 month EUR-EURIBOR — Semiannually	5,155,193
EUR	13,443,000	3,578,878 E	(509)	11/29/58	6 month EUR-EURIBOR — Semiannually	1.343% — Annually	(3,579,387)
EUR	14,233,000	5,593,131	(541)	2/19/50	1.051% — Annually	6 month EUR-EURIBOR — Semiannually	5,561,921
EUR	10,466,600	4,099,552 E	(401)	6/7/54	1.054% — Annually	6 month EUR-EURIBOR — Semiannually	4,099,151
EUR	9,550,400	4,013,722	(367)	2/19/50	0.9035% — Annually	6 month EUR-EURIBOR — Semiannually	4,002,154
EUR	8,829,000	3,879,495	(337)	2/21/50	0.80% — Annually	6 month EUR-EURIBOR — Semiannually	3,875,098
EUR	22,091,800	11,001,171 E	(840)	8/8/54	0.49% — Annually	6 month EUR-EURIBOR — Semiannually	11,000,331
EUR	12,792,500	7,147,624 E	(483)	6/6/54	6 month EUR-EURIBOR — Semiannually	0.207% — Annually	(7,148,106)
EUR	20,383,200	11,095,089	(766)	2/19/50	0.233% — Annually	6 month EUR-EURIBOR — Semiannually	11,161,407
EUR	70,039,500	33,433,242	(2,643)	2/19/50	6 month EUR-EURIBOR — Semiannually	0.595% — Annually	(33,497,594)
EUR	8,796,100	5,114,357 E	(329)	3/4/54	0.134% — Annually	6 month EUR-EURIBOR — Semiannually	5,114,029
EUR	4,363,500	2,846,597 E	(168)	3/13/54	—	0.2275% plus 6 month EUR-EURIBOR — Semiannually	2,846,429
EUR	23,312,400	5,306,014 E	(494)	5/13/40	6 month EUR-EURIBOR — Semiannually	0.276% — Annually	(5,306,508)
EUR	10,527,400	2,355,907 E	(230)	6/24/40	0.315% — Annually	6 month EUR-EURIBOR — Semiannually	2,355,677

Diversified Income Trust 63

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/23 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	15,952,000	$3,628,559 E	$(369)	1/16/40	0.315% — Annually	6 month EUR-EURIBOR — Semiannually	$3,628,190
EUR	5,045,400	1,138,702 E	(117)	3/28/40	0.3175% — Annually	6 month EUR-EURIBOR — Semiannually	1,138,585
EUR	17,295,900	8,674,007	(705)	5/21/51	6 month EUR-EURIBOR — Semiannually	0.516% — Annually	(8,892,865)
EUR	16,158,000	3,661,067	(277)	6/14/31	0.171% — Annually	6 month EUR-EURIBOR — Semiannually	3,852,258
EUR	15,809,000	3,736,596	(271)	7/15/31	0.0675% — Annually	6 month EUR-EURIBOR — Semiannually	3,877,294
EUR	3,168,200	1,707,582	(127)	9/14/52	6 month EUR-EURIBOR — Semiannually	0.374% — Annually	(1,713,431)
EUR	43,853,000	9,325,571	(706)	3/7/32	6 month EUR-EURIBOR — Semiannually	0.60% — Annually	(9,287,522)
EUR	83,000,000	5,320,389	(836)	7/7/27	6 month EUR-EURIBOR — Semiannually	1.725% — Annually	(5,796,719)
EUR	21,514,400	830,005 E	(341)	2/2/36	2.875% — Annually	6 month EUR-EURIBOR — Semiannually	829,664
EUR	23,850,000	1,455,181	(355)	9/8/32	2.615% — Annually	6 month EUR-EURIBOR — Semiannually	1,476,305
EUR	189,696,100	7,113,728	(717)	6/28/25	1.718% — Annually	6 month EUR-EURIBOR — Semiannually	8,339,883
EUR	18,770,000	5,450,513	(647)	8/29/52	6 month EUR-EURIBOR — Semiannually	1.636% — Annually	(5,494,359)
EUR	56,885,000	4,002,428 E	(647)	9/12/29	1.71% — Annually	6 month EUR-EURIBOR — Semiannually	4,001,781
EUR	99,896,000	7,960,206	(958)	9/2/27	6 month EUR-EURIBOR — Semiannually	1.372% — Annually	(8,167,709)
EUR	6,656,000	1,359,841 E	(228)	6/6/54	2.005% — Annually	6 month EUR-EURIBOR — Semiannually	1,359,613
EUR	9,833,000	1,892,061 E	(333)	6/7/54	2.065% — Annually	6 month EUR-EURIBOR — Semiannually	1,891,728
EUR	93,894,000	1,294,473	(347)	10/10/24	2.7975% — Annually	6 month EUR-EURIBOR — Semiannually	204,607

64 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/23 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	26,019,200	$124,890 E	$(384)	2/18/36	6 month EUR-EURIBOR — Semiannually	3.285% — Annually	$(125,274)
EUR	6,656,100	154,606 E	(128)	8/22/39	6 month EUR-EURIBOR — Semiannually	3.14% — Annually	(154,734)
EUR	168,519,400	452,545 E	(1,145)	6/26/28	6 month EUR-EURIBOR — Semiannually	3.26% — Annually	451,399
EUR	11,248,400	294,574 E	(216)	3/28/40	6 month EUR-EURIBOR — Semiannually	3.09% — Annually	(294,790)
EUR	92,840,000	1,304,481	(348)	11/1/24	2.8085% — Annually	6 month EUR-EURIBOR — Semiannually	289,019
EUR	20,639,000	191,803	(177)	2/24/28	3.206% — Annually	6 month EUR-EURIBOR — Semiannually	(149,069)
EUR	14,063,000	337,506	(197)	2/24/33	6 month EUR-EURIBOR — Semiannually	3.095% — Annually	(115,768)
EUR	9,551,000	228,412	(134)	2/24/33	3.096% — Annually	6 month EUR-EURIBOR — Semiannually	77,487
EUR	27,055,000	3,146	(231)	3/2/28	3.4215% — Annually	6 month EUR-EURIBOR — Semiannually	(494,999)
EUR	16,483,000	144,293	(231)	3/2/33	6 month EUR-EURIBOR — Semiannually	3.2755% — Annually	143,656
EUR	1,732,000	123,365	(62)	3/2/53	2.7465% — Annually	6 month EUR-EURIBOR — Semiannually	98,797
EUR	16,601,000	18,604	(142)	3/2/28	3.398% — Annually	6 month EUR-EURIBOR — Semiannually	(284,599)
EUR	2,945,000	50,004	(41)	3/10/33	3.176% — Annually	6 month EUR-EURIBOR — Semiannually	52
EUR	63,181,100	88,174	(628)	4/13/28	6 month EUR-EURIBOR — Semiannually	3.395% — Annually	(89,976)
EUR	10,391,600	161,941	(155)	4/13/33	3.203% — Annually	6 month EUR-EURIBOR — Semiannually	172,114
EUR	4,074,800	74,358	(114,830)	9/13/33	6 month EUR-EURIBOR — Semiannually	3.18% — Annually	(190,861)
EUR	26,811,000	236,689	(228)	3/14/28	6 month EUR-EURIBOR — Semiannually	3.214% — Annually	222,349

Diversified Income Trust 65

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/23 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	10,300,000	$284,438	$(144)	3/14/33	3.0525% — Annually	6 month EUR-EURIBOR — Semiannually	$117,756
EUR	823,000	89,048	(30)	3/14/53	2.5595% — Annually	6 month EUR-EURIBOR — Semiannually	78,125
EUR	18,044,000	302,752	(156)	3/17/28	6 month EUR-EURIBOR — Semiannually	3.075% — Annually	(9,353)
EUR	14,772,000	332,188	(127)	3/22/28	6 month EUR-EURIBOR — Semiannually	2.909% — Annually	(102,759)
EUR	12,863,000	226,974	(111)	3/23/28	3.021% — Annually	6 month EUR-EURIBOR — Semiannually	15,255
EUR	10,958,000	137,055	(95)	3/24/28	3.14% — Annually	6 month EUR-EURIBOR — Semiannually	(49,682)
EUR	3,103,000	95,729	(44)	3/24/33	6 month EUR-EURIBOR — Semiannually	3.0215% — Annually	(45,000)
EUR	5,162,500	87,220	(45)	3/27/28	6 month EUR-EURIBOR — Semiannually	3.045% — Annually	(2,288)
EUR	33,807,000	889,630	(296)	3/28/28	6 month EUR-EURIBOR — Semiannually	2.8235% — Annually	(374,025)
EUR	3,668,000	575,960	(136)	3/28/53	2.3165% — Annually	6 month EUR-EURIBOR — Semiannually	530,139
EUR	18,988,100	874,876	(292)	6/13/33	2.85% — Annually	6 month EUR-EURIBOR — Semiannually	935,178
EUR	69,622,700	1,687,845	(704)	6/13/28	2.87% — Annually	6 month EUR-EURIBOR — Semiannually	1,904,770
EUR	8,758,000	169,262	(76)	3/29/28	2.989% — Annually	6 month EUR-EURIBOR — Semiannually	27,232
EUR	5,149,000	200,494	(73)	3/29/33	6 month EUR-EURIBOR — Semiannually	2.9295% — Annually	(118,796)
EUR	1,747,000	224,911	(64)	3/29/53	6 month EUR-EURIBOR — Semiannually	2.459% — Annually	(201,754)
EUR	25,597,000	883,318	(366)	3/31/33	6 month EUR-EURIBOR — Semiannually	2.9825% — Annually	(474,298)
EUR	4,781,000	146,536	(68)	4/3/33	6 month EUR-EURIBOR — Semiannually	3.0285% — Annually	(154,761)

66 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/23 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	1,528,000	$171,645	$(56)	4/3/53	6 month EUR-EURIBOR — Semiannually	2.542% — Annually	$(178,309)
EUR	1,993,000	262,650	(74)	4/5/53	2.444% — Annually	6 month EUR-EURIBOR — Semiannually	272,695
EUR	3,765,000	165,312	(55)	4/11/33	2.872% — Annually	6 month EUR-EURIBOR — Semiannually	175,436
EUR	2,782,000	87,650	(40)	4/14/33	6 month EUR-EURIBOR — Semiannually	3.0165% — Annually	(93,306)
EUR	1,269,000	129,992	(47)	4/14/53	6 month EUR-EURIBOR — Semiannually	2.59% — Annually	(135,334)
EUR	3,177,000	292,021	(117)	4/20/53	6 month EUR-EURIBOR — Semiannually	2.6425% — Annually	(307,638)
EUR	4,747,008	122,458 E	(73)	3/13/34	6 month EUR-EURIBOR — Semiannually	3.062% — Annually	(122,531)
EUR	16,581,000	28,399 E	(40,591)	12/20/25	6 month EUR-EURIBOR — Semiannually	3.77% — Annually	(12,192)
EUR	2,961,000	48,523 E	12,121	12/20/33	6 month EUR-EURIBOR — Semiannually	3.19% — Annually	(36,402)
EUR	11,370,000	97,971 E	(1,862)	12/20/28	3.18% — Annually	6 month EUR-EURIBOR — Semiannually	96,108
GBP	8,867,000	50,848 E	38,777	12/20/33	4.27% — Annually	Sterling Overnight Index Average — Annually	89,625
HUF	1,925,550,000	113,814 E	(4,148)	12/20/28	6.62% — Annually	6 month HUF-BUBOR-NATIONAL BANK OF HUNGARY — Semiannually	109,666
ILS	33,430,000	166,173 E	6,948	12/20/28	Israeili Shekel 3 month TELIBOR — Quarterly	3.85% — Annually	(159,225)
INR	496,830,000	10,291 E	4,279	12/20/28	INR-FBIL-MIBOR-OIS-COMPOUND — Semiannually	6.76% — Semiannually	(6,012)
KRW	8,866,300,000	15,178 E	(8,764)	12/20/28	3 month KRW-CD-KSDA-BLOOMBERG — Quarterly	3.75% — Quarterly	(23,942)

Diversified Income Trust 67

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/23 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
MXN	36,850,000	$21,335 E	$(18)	12/20/28	9.1953% — 28 Days	Mexico Interbank TIIE 28 Day — 28 Days	$21,317
NOK	114,012,000	67,150 E	30,681	12/20/33	4.12% — Annually	6 month NOK-NIBOR-NIBR — Semiannually	97,831
NZD	16,224,000	261,280 E	(16,880)	12/20/33	3 month NZD-BBR-FRA — Quarterly	4.82% — Semiannually	(278,160)
PLN	19,440,000	36,178 E	(12,041)	12/20/28	6 month WIBOR — Semiannually	4.25% — Annually	(48,219)
SEK	258,586,000	212,539 E	35,453	12/20/33	3.32% — Annually	3 month SEK-STIBOR-SIDE — Quarterly	247,992
SGD	6,660,000	33,178 E	12,458	12/20/28	3.32% — Semiannually	Compounded Singapore Overnight Rate Average — Semiannually	45,637
THB	103,520,000	13,220 E	5,181	12/20/28	Thailand Overnight Repo Rate ON — Quarterly	2.78% — Quarterly	(8,039)
ZAR	45,870,000	43,075 E	(2,356)	12/20/28	3 month ZAR-JIBAR-SAFEX — Quarterly	8.52% — Quarterly	(45,431)
Total			$(7,634,324)	$(13,483,985)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/23
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$13,562,248	$11,822,879	$—	9/29/25	(0.165%) — Annually	Ephesus Funding DAC, 3.80%, Series 2020−01, 9/22/25 — Annually	$(1,724,018)
13,597,326	12,695,727	—	7/17/24	3.825% (3 month USD-LIBOR-ICE minus 0.12%) — Quarterly	Pera Funding DAC, 3.825%, Series 2019−01, 7/10/24 — Quarterly	(904,579)
Upfront premium received		—		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(2,628,597)
Total		$—		Total	$(2,628,597)

68 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	BB+/P	$39,713	$283,964	$41,004	5/11/63	300 bp — Monthly	$(1,149)
CMBX NA BBB−.6 Index	BB+/P	79,608	645,639	93,230	5/11/63	300 bp — Monthly	(13,300)
CMBX NA BBB−.6 Index	BB+/P	163,473	1,294,211	186,884	5/11/63	300 bp — Monthly	(22,764)
CMBX NA BBB−.6 Index	BB+/P	155,838	1,336,244	192,954	5/11/63	300 bp — Monthly	(36,448)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	A+/P	1,843	3,267	524	5/11/63	200 bp — Monthly	1,320
CMBX NA A.6 Index	A+/P	2,723	5,345	857	5/11/63	200 bp — Monthly	1,867
CMBX NA A.6 Index	A+/P	6,851	16,036	2,572	5/11/63	200 bp — Monthly	4,284
CMBX NA A.6 Index	A+/P	9,975	17,818	2,858	5/11/63	200 bp — Monthly	7,123
CMBX NA A.6 Index	A+/P	13,865	35,041	5,621	5/11/63	200 bp — Monthly	8,256
CMBX NA A.6 Index	A+/P	21,048	35,338	5,668	5/11/63	200 bp — Monthly	15,392
CMBX NA A.6 Index	A+/P	33,180	70,379	11,289	5/11/63	200 bp — Monthly	21,915
CMBX NA BB.11 Index	BB−/P	877,445	1,553,000	591,227	11/18/54	500 bp — Monthly	287,512
CMBX NA BB.13 Index	BB−/P	12,597	126,000	51,030	12/16/72	500 bp — Monthly	(38,328)
CMBX NA BB.13 Index	BB−/P	12,757	140,000	56,700	12/16/72	500 bp — Monthly	(43,827)
CMBX NA BB.13 Index	BB−/P	20,857	221,000	89,505	12/16/72	500 bp — Monthly	(68,464)
CMBX NA BB.13 Index	BB−/P	50,236	551,000	223,155	12/16/72	500 bp — Monthly	(172,459)
CMBX NA BB.13 Index	BB−/P	382,951	1,480,000	599,400	12/16/27	500 bp — Monthly	(215,217)
CMBX NA BB.14 Index	BB/P	21,489	196,000	77,479	12/16/72	500 bp — Monthly	(55,826)
CMBX NA BB.6 Index	B/P	84,138	125,446	39,829	5/11/63	500 bp — Monthly	44,413
CMBX NA BB.6 Index	B/P	1,291,491	5,378,043	1,707,529	5/11/63	500 bp — Monthly	(411,556)
CMBX NA BB.7 Index	B-/P	578,211	11,074,484	4,063,228	1/17/47	500 bp — Monthly	(3,475,789)
CMBX NA BB.9 Index	B/P	60,061	295,000	116,791	9/17/58	500 bp — Monthly	(56,483)
CMBX NA BB.9 Index	B/P	381,487	1,868,000	739,541	9/17/58	500 bp — Monthly	(356,497)

Diversified Income Trust 69

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.10 Index	BB+/P	$48,888	$394,000	$108,823	11/17/59	300 bp — Monthly	$(59,737)
CMBX NA BBB−.10 Index	BB+/P	94,147	863,000	238,361	11/17/59	300 bp — Monthly	(143,782)
CMBX NA BBB−.11 Index	BBB−/P	197,118	3,147,000	630,974	11/18/54	300 bp — Monthly	(432,282)
CMBX NA BBB−.12 Index	BBB−/P	36,007	611,000	169,919	8/17/61	300 bp — Monthly	(133,607)
CMBX NA BBB−.12 Index	BBB−/P	28,903	693,000	192,723	8/17/61	300 bp — Monthly	(163,474)
CMBX NA BBB−.13 Index	BBB−/P	52,918	1,130,000	314,253	12/16/72	300 bp — Monthly	(260,771)
CMBX NA BBB−.16 Index	BBB−/P	265,276	1,167,000	277,513	4/17/65	300 bp — Monthly	(11,653)
Credit Suisse International
CMBX NA BB.7 Index	B-/P	369,046	2,696,779	989,448	1/17/47	500 bp — Monthly	(618,155)
CMBX NA BBB−.7 Index	BB/P	1,788,740	20,938,766	3,978,366	1/17/47	300 bp — Monthly	(2,179,156)
Goldman Sachs International
CMBX NA BB.6 Index	B/P	47,424	83,033	26,363	5/11/63	500 bp — Monthly	21,130
CMBX NA BB.6 Index	B/P	664,734	964,738	306,304	5/11/63	500 bp — Monthly	359,233
CMBX NA BB.9 Index	B/P	1,088,578	2,692,000	1,065,763	9/17/58	500 bp — Monthly	25,058
CMBX NA BBB−.13 Index	BBB−/P	3,957	86,000	23,917	12/16/72	300 bp — Monthly	(19,917)
CMBX NA BBB−.16 Index	BBB−/P	193,440	744,000	176,923	4/17/65	300 bp — Monthly	16,889
CMBX NA BBB−.16 Index	BBB−/P	188,681	784,000	186,435	4/17/65	300 bp — Monthly	2,638
CMBX NA BBB−.7 Index	BB/P	77,611	908,500	172,615	1/17/47	300 bp — Monthly	(94,550)
CMBX NA BBB−.7 Index	BB/P	398,239	2,978,150	565,849	1/17/47	300 bp — Monthly	(166,120)
JPMorgan Securities LLC
CMBX NA BB.10 Index	B/P	47,420	591,000	264,650	5/11/63	500 bp — Monthly	(216,737)
CMBX NA BBB−.12 Index	BBB−/P	4,085	34,000	9,455	8/17/61	300 bp — Monthly	(5,353)
CMBX NA BBB−.13 Index	BBB−/P	87,238	660,000	183,546	12/16/72	300 bp — Monthly	(95,978)
CMBX NA BBB−.8 Index	BB−/P	133,327	855,000	162,707	10/17/57	300 bp — Monthly	(28,953)

70 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Merrill Lynch International
CMBX NA A.13 Index	A-/P	$133,465	$1,024,000	$105,779	12/16/72	200 bp — Monthly	$28,027
CMBX NA A.13 Index	A-/P	136,310	1,024,000	105,779	12/16/72	200 bp — Monthly	30,872
CMBX NA BB.6 Index	B/P	1,226	3,584	1,138	5/11/63	500 bp — Monthly	91
CMBX NA BB.6 Index	B/P	75,365	402,621	127,832	5/11/63	500 bp — Monthly	(52,132)
Morgan Stanley & Co. International PLC
CMBX NA BB.13 Index	BB−/P	18,044	194,000	78,570	12/16/72	500 bp — Monthly	(60,364)
CMBX NA BB.13 Index	BB−/P	21,553	235,000	95,175	12/16/72	500 bp — Monthly	(73,426)
CMBX NA BB.13 Index	BB−/P	37,958	396,000	160,380	12/16/72	500 bp — Monthly	(122,091)
CMBX NA BB.13 Index	BB−/P	52,313	544,000	220,320	12/16/72	500 bp — Monthly	(167,554)
CMBX NA BB.13 Index	BB−/P	86,457	936,000	379,080	12/16/72	500 bp — Monthly	(291,843)
CMBX NA BB.13 Index	BB−/P	278,363	2,973,000	1,204,065	12/16/72	500 bp — Monthly	(923,225)
CMBX NA BB.6 Index	B/P	5,423	17,921	5,690	5/11/63	500 bp — Monthly	(252)
CMBX NA BB.6 Index	B/P	16,168	79,449	25,225	5/11/63	500 bp — Monthly	(8,991)
CMBX NA BB.6 Index	B/P	75,114	105,733	33,570	5/11/63	500 bp — Monthly	41,632
CMBX NA BB.6 Index	B/P	103,320	146,951	46,657	5/11/63	500 bp — Monthly	56,786
CMBX NA BB.6 Index	B/P	611,836	1,079,432	342,720	5/11/63	500 bp — Monthly	270,017
CMBX NA BB.8 Index	CCC+/P	12,950	35,756	15,686	10/17/57	500 bp — Monthly	(2,707)
CMBX NA BBB−.12 Index	BBB−/P	40,531	944,000	262,526	8/17/61	300 bp — Monthly	(220,180)
CMBX NA BBB−.13 Index	BBB−/P	643	7,000	1,947	12/16/72	300 bp — Monthly	(1,300)
CMBX NA BBB−.13 Index	BBB−/P	2,834	51,000	14,183	12/16/72	300 bp — Monthly	(11,324)
CMBX NA BBB−.13 Index	BBB−/P	10,328	113,000	31,425	12/16/72	300 bp — Monthly	(21,041)
CMBX NA BBB−.15 Index	BBB−/P	18,604	118,000	28,167	11/18/64	300 bp — Monthly	(9,503)
CMBX NA BBB−.15 Index	BBB−/P	9,835	166,000	39,624	11/18/64	300 bp — Monthly	(29,706)
CMBX NA BBB−.15 Index	BBB−/P	269,320	1,066,000	254,454	11/18/64	300 bp — Monthly	15,399

Diversified Income Trust 71

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.16 Index	BBB−/P	$32,506	$143,000	$34,005	4/17/65	300 bp — Monthly	$(1,428)
CMBX NA BBB−.9 Index	BB/P	22,232	229,000	49,510	9/17/58	300 bp — Monthly	(27,162)
Upfront premium received		12,190,312		Unrealized appreciation		1,259,854
Upfront premium (paid)		—		Unrealized (depreciation)		(11,622,561)
Total		$12,190,312		Total		$(10,362,707)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2023. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.10 Index	$(1,135,828)	$4,711,000	$2,109,586	11/17/59	(500 bp) — Monthly	$969,832
CMBX NA BB.10 Index	(166,877)	1,599,000	716,032	11/17/59	(500 bp) — Monthly	547,823
CMBX NA BB.10 Index	(138,486)	1,263,000	565,571	11/17/59	(500 bp) — Monthly	426,033
CMBX NA BB.10 Index	(304,980)	1,196,000	535,569	11/17/59	(500 bp) — Monthly	229,592
CMBX NA BB.11 Index	(148,735)	1,148,000	437,044	11/18/54	(500 bp) — Monthly	287,352
CMBX NA BB.11 Index	(14,231)	279,000	106,215	11/18/54	(500 bp) — Monthly	91,752
CMBX NA BB.11 Index	(4,098)	79,000	30,075	11/18/54	(500 bp) — Monthly	25,911
CMBX NA BB.11 Index	(2,612)	38,000	14,467	11/18/54	(500 bp) — Monthly	11,823
CMBX NA BB.11 Index	(650)	9,000	3,426	11/18/54	(500 bp) — Monthly	2,769
CMBX NA BB.8 Index	(12,436)	34,789	15,262	10/17/57	(500 bp) — Monthly	2,797
CMBX NA BB.8 Index	(176)	966	424	10/17/57	(500 bp) — Monthly	248
CMBX NA BBB−.10 Index	(172,625)	1,004,000	277,305	11/17/59	(300 bp) — Monthly	104,178
CMBX NA BBB−.10 Index	(35,821)	281,000	77,612	11/17/59	(300 bp) — Monthly	41,651

72 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.10 Index	$(18,118)	$83,000	$22,925	11/17/59	(300 bp) — Monthly	$4,765
CMBX NA BBB−.10 Index	(16,758)	77,000	21,267	11/17/59	(300 bp) — Monthly	4,471
CMBX NA BBB−.10 Index	(3,915)	32,000	8,838	11/17/59	(300 bp) — Monthly	4,908
CMBX NA BBB−.11 Index	(182,977)	560,000	112,280	11/18/54	(300 bp) — Monthly	(70,977)
CMBX NA BBB−.11 Index	(9,714)	66,000	13,233	11/18/54	(300 bp) — Monthly	3,486
CMBX NA BBB−.11 Index	(3,201)	10,000	2,005	11/18/54	(300 bp) — Monthly	(1,201)
CMBX NA BBB−.12 Index	(546,451)	1,636,000	454,972	8/17/61	(300 bp) — Monthly	(92,298)
CMBX NA BBB−.12 Index	(108,797)	313,000	87,045	8/17/61	(300 bp) — Monthly	(21,908)
CMBX NA BBB−.12 Index	(88,549)	265,000	73,697	8/17/61	(300 bp) — Monthly	(14,985)
CMBX NA BBB−.12 Index	(50,318)	223,000	62,016	8/17/61	(300 bp) — Monthly	11,587
CMBX NA BBB−.12 Index	(23,376)	133,000	36,987	8/17/61	(300 bp) — Monthly	13,545
CMBX NA BBB−.12 Index	(20,216)	119,000	33,094	8/17/61	(300 bp) — Monthly	12,819
CMBX NA BBB−.12 Index	(6,402)	93,000	25,863	8/17/61	(300 bp) — Monthly	19,414
CMBX NA BBB−.12 Index	(31,987)	91,000	25,307	8/17/61	(300 bp) — Monthly	(6,726)
CMBX NA BBB−.12 Index	(2,760)	46,000	12,793	8/17/61	(300 bp) — Monthly	10,009
CMBX NA BBB−.12 Index	(11,274)	33,000	9,177	8/17/61	(300 bp) — Monthly	(2,113)
CMBX NA BBB−.13 Index	(30,154)	598,000	166,304	12/16/72	(300 bp) — Monthly	135,850
CMBX NA BBB−.13 Index	(13,627)	233,000	64,797	12/16/72	(300 bp) — Monthly	51,054
CMBX NA BBB−.13 Index	(9,929)	195,000	54,230	12/16/72	(300 bp) — Monthly	44,203
CMBX NA BBB−.13 Index	(7,775)	142,000	39,490	12/16/72	(300 bp) — Monthly	31,644
CMBX NA BBB−.6 Index	(1,220,251)	2,606,995	376,450	5/11/63	(300 bp) — Monthly	(845,105)
CMBX NA BBB−.6 Index	(479,944)	953,064	137,622	5/11/63	(300 bp) — Monthly	(342,798)
CMBX NA BBB−.7 Index	(39,813)	157,473	29,920	1/17/47	(300 bp) — Monthly	(9,971)

Diversified Income Trust 73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.8 Index	$(490,950)	$3,137,000	$596,971	10/17/57	(300 bp) — Monthly	$104,453
CMBX NA BBB−.8 Index	(273,906)	1,753,000	333,596	10/17/57	(300 bp) — Monthly	58,813
CMBX NA BBB−.8 Index	(256,603)	1,617,000	307,715	10/17/57	(300 bp) — Monthly	50,304
CMBX NA BBB−.8 Index	(195,079)	1,363,000	259,379	10/17/57	(300 bp) — Monthly	63,618
CMBX NA BBB−.8 Index	(82,001)	591,000	112,467	10/17/57	(300 bp) — Monthly	30,171
CMBX NA BBB−.8 Index	(40,931)	295,000	56,139	10/17/57	(300 bp) — Monthly	15,060
CMBX NA BBB−.8 Index	(14,777)	111,000	21,123	10/17/57	(300 bp) — Monthly	6,291
CMBX NA BBB−.8 Index	(12,900)	86,000	16,366	10/17/57	(300 bp) — Monthly	3,423
CMBX NA BBB−.9 Index	(119,951)	507,000	109,613	9/17/58	(300 bp) — Monthly	(10,591)
Credit Suisse International
CMBX NA BB.10 Index	(467,516)	3,504,000	1,569,091	11/17/59	(500 bp) — Monthly	1,098,654
CMBX NA BB.10 Index	(415,378)	3,493,000	1,564,165	11/17/59	(500 bp) — Monthly	1,145,876
CMBX NA BB.10 Index	(227,964)	1,834,000	821,265	11/17/59	(500 bp) — Monthly	591,773
CMBX NA BBB−.7 Index	(83,041)	916,287	174,095	1/17/47	(300 bp) — Monthly	90,595
Goldman Sachs International
CMBX NA A.6 Index	(10,136)	45,435	7,288	5/11/63	(200 bp) — Monthly	(2,864)
CMBX NA A.6 Index	(5,070)	15,442	2,477	5/11/63	(200 bp) — Monthly	(2,598)
CMBX NA A.6 Index	(4,773)	13,957	2,239	5/11/63	(200 bp) — Monthly	(2,539)
CMBX NA A.6 Index	(3,488)	10,691	1,715	5/11/63	(200 bp) — Monthly	(1,776)
CMBX NA A.6 Index	(2,713)	8,315	1,334	5/11/63	(200 bp) — Monthly	(1,382)
CMBX NA A.6 Index	(2,713)	8,315	1,334	5/11/63	(200 bp) — Monthly	(1,382)
CMBX NA A.6 Index	(944)	3,564	572	5/11/63	(200 bp) — Monthly	(373)
CMBX NA A.6 Index	(872)	2,970	476	5/11/63	(200 bp) — Monthly	(397)
CMBX NA A.6 Index	(417)	1,485	238	5/11/63	(200 bp) — Monthly	(179)

74 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA A.6 Index	$(413)	$1,485	$238	5/11/63	(200 bp) — Monthly	$(175)
CMBX NA A.6 Index	(413)	1,485	238	5/11/63	(200 bp) — Monthly	(175)
CMBX NA A.6 Index	(407)	1,485	238	5/11/63	(200 bp) — Monthly	(169)
CMBX NA A.6 Index	(245)	891	143	5/11/63	(200 bp) — Monthly	(102)
CMBX NA A.6 Index	(96)	297	48	5/11/63	(200 bp) — Monthly	(49)
CMBX NA BB.10 Index	(29,639)	131,000	58,662	11/17/59	(500 bp) — Monthly	28,914
CMBX NA BB.9 Index	(78,324)	492,000	194,783	9/17/58	(500 bp) — Monthly	116,048
CMBX NA BB.9 Index	(10,382)	65,000	25,734	9/17/58	(500 bp) — Monthly	15,297
CMBX NA BB.9 Index	(2,380)	20,000	7,918	9/17/58	(500 bp) — Monthly	5,521
CMBX NA BB.9 Index	(505)	13,000	5,147	9/17/58	(500 bp) — Monthly	4,631
CMBX NA BBB−.12 Index	(10,715)	60,000	16,686	8/17/61	(300 bp) — Monthly	5,941
CMBX NA BBB−.12 Index	(7,408)	38,000	10,568	8/17/61	(300 bp) — Monthly	3,141
CMBX NA BBB−.12 Index	(9,118)	27,000	7,509	8/17/61	(300 bp) — Monthly	(1,623)
CMBX NA BBB−.13 Index	(1,212)	16,000	4,450	12/16/72	(300 bp) — Monthly	3,229
CMBX NA BBB−.7 Index	(363,442)	3,834,736	728,600	1/17/47	(300 bp) — Monthly	363,241
JPMorgan Securities LLC
CMBX NA A.6 Index	(163)	594	95	5/11/63	(200 bp) — Monthly	(68)
CMBX NA A.6 Index	(162)	594	95	5/11/63	(200 bp) — Monthly	(67)
CMBX NA BB.7 Index	(6,148,112)	12,272,835	4,502,903	1/17/47	(500 bp) — Monthly	(1,655,436)
CMBX NA BB.9 Index	(1,074,893)	2,175,000	861,083	9/17/58	(500 bp) — Monthly	(215,623)
CMBX NA BBB−.11 Index	(22,028)	200,000	40,100	11/18/54	(300 bp) — Monthly	17,972
CMBX NA BBB−.12 Index	(1,802)	15,000	4,172	8/17/61	(300 bp) — Monthly	2,362
CMBX NA BBB−.7 Index	(4,366,588)	16,093,432	3,057,752	1/17/47	(300 bp) — Monthly	(1,316,884)

Diversified Income Trust 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Merrill Lynch International
CMBX NA BB.10 Index	$(181,851)	$3,196,000	$1,431,169	11/17/59	(500 bp) — Monthly	$1,246,655
CMBX NA BB.7 Index	(9,888)	55,715	20,442	1/17/47	(500 bp) — Monthly	10,507
CMBX NA BBB−.7 Index	(89,077)	940,514	178,698	1/17/47	(300 bp) — Monthly	89,150
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	(10,140)	30,884	4,954	5/11/63	(200 bp) — Monthly	(5,197)
CMBX NA A.6 Index	(3,488)	10,691	1,715	5/11/63	(200 bp) — Monthly	(1,776)
CMBX NA A.6 Index	(1,931)	5,939	953	5/11/63	(200 bp) — Monthly	(981)
CMBX NA A.6 Index	(1,817)	5,642	905	5/11/63	(200 bp) — Monthly	(914)
CMBX NA A.6 Index	(1,370)	4,751	762	5/11/63	(200 bp) — Monthly	(609)
CMBX NA A.6 Index	(1,178)	3,860	619	5/11/63	(200 bp) — Monthly	(560)
CMBX NA A.6 Index	(735)	2,673	429	5/11/63	(200 bp) — Monthly	(307)
CMBX NA A.6 Index	(503)	1,782	286	5/11/63	(200 bp) — Monthly	(217)
CMBX NA BB.10 Index	(422,820)	1,392,000	623,338	11/17/59	(500 bp) — Monthly	199,358
CMBX NA BB.10 Index	(108,547)	1,035,000	463,473	11/17/59	(500 bp) — Monthly	354,063
CMBX NA BB.10 Index	(37,576)	160,000	71,648	11/17/59	(500 bp) — Monthly	33,938
CMBX NA BB.7 Index	(192,058)	973,538	357,191	1/17/47	(500 bp) — Monthly	164,322
CMBX NA BB.7 Index	(158,631)	768,274	281,880	1/17/47	(500 bp) — Monthly	122,609
CMBX NA BB.7 Index	(131,172)	685,191	251,397	1/17/47	(500 bp) — Monthly	119,654
CMBX NA BB.7 Index	(134,942)	655,867	240,638	1/17/47	(500 bp) — Monthly	105,150
CMBX NA BB.9 Index	(141,628)	1,064,000	421,238	9/17/58	(500 bp) — Monthly	278,723
CMBX NA BB.9 Index	(128,586)	855,000	338,495	9/17/58	(500 bp) — Monthly	209,196
CMBX NA BB.9 Index	(2,505)	71,000	28,109	9/17/58	(500 bp) — Monthly	25,545
CMBX NA BB.9 Index	(2,339)	38,000	15,044	9/17/58	(500 bp) — Monthly	12,674
CMBX NA BB.9 Index	(2,461)	18,000	7,126	9/17/58	(500 bp) — Monthly	4,650

76 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(547)	$14,000	$5,543	9/17/58	(500 bp) — Monthly	$4,984
CMBX NA BB.9 Index	(1,514)	10,000	3,959	9/17/58	(500 bp) — Monthly	2,437
CMBX NA BB.9 Index	(431)	7,000	2,771	9/17/58	(500 bp) — Monthly	2,335
CMBX NA BB.9 Index	(347)	7,000	2,771	9/17/58	(500 bp) — Monthly	2,419
CMBX NA BB.9 Index	(757)	5,000	1,980	9/17/58	(500 bp) — Monthly	1,219
CMBX NA BB.9 Index	(54)	1,000	396	9/17/58	(500 bp) — Monthly	341
CMBX NA BBB−.10 Index	(83,477)	385,000	106,337	11/17/59	(300 bp) — Monthly	22,667
CMBX NA BBB−.10 Index	(49,056)	291,000	80,374	11/17/59	(300 bp) — Monthly	31,173
CMBX NA BBB−.10 Index	(26,774)	217,000	59,935	11/17/59	(300 bp) — Monthly	33,052
CMBX NA BBB−.10 Index	(16,361)	129,000	35,630	11/17/59	(300 bp) — Monthly	19,205
CMBX NA BBB−.10 Index	(16,090)	66,000	18,229	11/17/59	(300 bp) — Monthly	2,106
CMBX NA BBB−.10 Index	(7,309)	61,000	16,848	11/17/59	(300 bp) — Monthly	9,509
CMBX NA BBB−.10 Index	(5,109)	59,000	16,296	11/17/59	(300 bp) — Monthly	11,157
CMBX NA BBB−.10 Index	(2,537)	20,000	5,524	11/17/59	(300 bp) — Monthly	2,977
CMBX NA BBB−.10 Index	(2,811)	13,000	3,591	11/17/59	(300 bp) — Monthly	773
CMBX NA BBB−.10 Index	(218)	1,000	276	11/17/59	(300 bp) — Monthly	57
CMBX NA BBB−.11 Index	(191,080)	1,214,000	243,407	11/18/54	(300 bp) — Monthly	51,720
CMBX NA BBB−.11 Index	(6,355)	112,000	22,456	11/18/54	(300 bp) — Monthly	16,045
CMBX NA BBB−.12 Index	(1,154)	28,000	7,787	8/17/61	(300 bp) — Monthly	6,618
CMBX NA BBB−.12 Index	(4,999)	22,000	6,118	8/17/61	(300 bp) — Monthly	1,108
CMBX NA BBB−.7 Index	(187,298)	2,552,453	484,966	1/17/47	(300 bp) — Monthly	296,392
CMBX NA BBB−.7 Index	(7,132)	60,567	11,508	1/17/47	(300 bp) — Monthly	4,345

Diversified Income Trust 77

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.8 Index	$(25,906)	$181,000	$34,444	10/17/57	(300 bp) — Monthly	$8,448
CMBX NA BBB−.8 Index	(17,812)	114,000	21,694	10/17/57	(300 bp) — Monthly	3,823
Upfront premium received	—		Unrealized appreciation		10,425,948
Upfront premium (paid)	(22,324,802)		Unrealized (depreciation)		(4,633,095)
Total	$(22,324,802)		Total		$5,792,853
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
CDX NA HY Series 40 Index	B+/P	$(282,530)	$9,397,000	$143,022	6/20/28	500 bp — Quarterly	$(125,151)
Total	$(282,530)		$(125,151)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2023. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

78 Diversified Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$9,786,678	$—
Convertible bonds and notes	971,158	77,239,611	—
Corporate bonds and notes	—	209,071,768	—
Foreign government and agency bonds and notes	—	115,093,162	—
Mortgage-backed securities	—	445,322,102	—
Senior loans	—	21,607,148	—
U.S. government and agency mortgage obligations	—	842,660,694	—
U.S. treasury obligations	—	13,994,787	—
Short-term investments	51,614,000	295,011,355	—
Totals by level	$52,585,158	$2,029,787,305	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$353,730	$—
Futures contracts	547,749	—	—
Forward premium swap option contracts	—	22,991,826	—
TBA sale commitments	—	(167,797,638)	—
Interest rate swap contracts	—	26,995,284	—
Total return swap contracts	—	(2,628,597)	—
Credit default contracts	—	5,722,015	—
Totals by level	$547,749	$(114,363,380)	$—

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 79

Statement of assets and liabilities 9/30/23

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $2,105,039,797)	$1,951,545,515
Affiliated issuers (identified cost $130,826,948) (Note 5)	130,826,948
Cash	200,443
Foreign currency (cost $1,220,025) (Note 1)	1,217,176
Interest and other receivables	12,197,767
Receivable for shares of the fund sold	639,458
Receivable for investments sold	3,744,433
Receivable for sales of TBA securities (Note 1)	170,150,358
Receivable for variation margin on centrally cleared swap contracts (Note 1)	8,428,534
Unrealized appreciation on forward currency contracts (Note 1)	1,859,868
Unrealized appreciation on forward premium swap option contracts (Note 1)	79,697,810
Unrealized appreciation on OTC swap contracts (Note 1)	52,341,226
Premium paid on OTC swap contracts (Note 1)	22,324,802
Deposits with broker (Note 1)	11,663,229
Receivable from broker (Note 1)	255,750
Prepaid assets	45,233
Total assets	2,447,138,550

LIABILITIES
Payable for investments purchased	8,089,062
Payable for purchases of TBA securities (Note 1)	855,954,290
Payable for shares of the fund repurchased	912,405
Payable for compensation of Manager (Note 2)	561,810
Payable for custodian fees (Note 2)	50,705
Payable for investor servicing fees (Note 2)	546,054
Payable for Trustee compensation and expenses (Note 2)	689,727
Payable for administrative services (Note 2)	4,719
Payable for distribution fees (Note 2)	443,887
Payable for variation margin on futures contracts (Note 1)	39,118
Payable for variation margin on centrally cleared swap contracts (Note 1)	10,685,938
Unrealized depreciation on forward currency contracts (Note 1)	1,506,138
Unrealized depreciation on forward premium swap option contracts (Note 1)	56,705,984
TBA sale commitments, at value (proceeds receivable $169,870,469) (Note 1)	167,797,638
Unrealized depreciation on OTC swap contracts (Note 1)	18,937,337
Premium received on OTC swap contracts (Note 1)	19,947,707
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	65,608,787
Other accrued expenses	367,767
Total liabilities	1,208,849,073

Net assets	$1,238,289,477

(Continued on next page)

80 Diversified Income Trust

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,966,262,104
Total distributable earnings (Note 1)	(1,727,972,627)
Total — Representing net assets applicable to capital shares outstanding	$1,238,289,477

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($545,289,030 divided by 103,297,249 shares)	$5.28
Offering price per class A share (100/96.00 of $5.28)*	$5.50
Net asset value and offering price per class B share ($1,411,253 divided by 270,833 shares)**	$5.21
Net asset value and offering price per class C share ($70,547,321 divided by 13,698,900 shares)**	$5.15
Net asset value and redemption price per class M share
($52,472,999 divided by 10,225,910 shares)	$5.13
Offering price per class M share (100/96.75 of $5.13)†	$5.30
Net asset value, offering price and redemption price per class R share
($1,642,130 divided by 317,165 shares)	$5.18
Net asset value, offering price and redemption price per class R6 share
($37,044,621 divided by 7,124,861 shares)	$5.20
Net asset value, offering price and redemption price per class Y share
($529,882,123 divided by 101,564,314 shares)	$5.22

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

†On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 81

Statement of operations Year ended 9/30/23

INVESTMENT INCOME
Interest (net of foreign tax of $2,006) (including interest income of $7,657,215 from investments
in affiliated issuers) (Note 5)	$93,545,582
Total investment income	93,545,582

EXPENSES
Compensation of Manager (Note 2)	7,788,772
Investor servicing fees (Note 2)	2,383,032
Custodian fees (Note 2)	229,585
Trustee compensation and expenses (Note 2)	65,055
Distribution fees (Note 2)	2,735,955
Administrative services (Note 2)	47,614
Other	818,021
Total expenses	14,068,034
Expense reduction (Note 2)	(63,928)
Net expenses	14,004,106

Net investment income	79,541,476

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(95,764,082)
Net increase from payments by affiliates (Note 2)	14,420
Foreign currency transactions (Note 1)	9,070
Forward currency contracts (Note 1)	(1,362,804)
Futures contracts (Note 1)	2,234,557
Swap contracts (Note 1)	19,872,265
Written options (Note 1)	(91,241,998)
Total net realized loss	(166,238,572)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	63,061,610
Assets and liabilities in foreign currencies	10,446
Forward currency contracts	(2,636,023)
Futures contracts	(820,650)
Swap contracts	(30,365,992)
Written options	81,536,632
Total change in net unrealized appreciation	110,786,023

Net loss on investments	(55,452,549)

Net increase in net assets resulting from operations	$24,088,927

The accompanying notes are an integral part of these financial statements.

82 Diversified Income Trust

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/23	Year ended 9/30/22
Operations
Net investment income	$79,541,476	$93,444,563
Net realized loss on investments
and foreign currency transactions	(166,238,572)	(353,628,937)
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	110,786,023	72,442,057
Net increase (decrease) in net assets resulting
from operations	24,088,927	(187,742,317)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(41,399,807)	(27,509,438)
Class B	(145,359)	(170,607)
Class C	(5,786,126)	(5,029,913)
Class M	(3,907,623)	(2,652,897)
Class R	(122,768)	(75,111)
Class R6	(2,505,420)	(1,258,413)
Class Y	(46,818,212)	(39,848,571)
Decrease from capital share transactions (Note 4)	(276,048,603)	(618,360,225)
Total decrease in net assets	(352,644,991)	(882,647,492)

NET ASSETS
Beginning of year	1,590,934,468	2,473,581,960
End of year	$1,238,289,477	$1,590,934,468

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 83

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2023	$5.59	.30	(.23)	.07	(.38)	—	(.38)	$5.28	1.17	$545,289	1.04	5.42	1,325
September 30, 2022	6.41	.29	(.87)	(.58)	(.24)	—	(.24)	5.59	(9.29)	617,526	1.01	4.78	1,163
September 30, 2021	6.45	.25	(.06)	.19	(.20)	(.03)	(.23)	6.41	2.83	817,914.97		3.80	1,277
September 30, 2020	6.99	.25	(. 52)	(.27)	(.27)	—	(.27)	6.45	(3.91)	890,025.99		3.78	1,110
September 30, 2019	6.96	.28	.06	.34	(.31)	—	(.31)	6.99	5.00	1,109,333.98		4.05	701
Class B
September 30, 2023	$5.52	.23[e]	(.20)	.03	(.34)	—	(.34)	$5.21	.36	$1,411	1.79	4.24[e]	1,325
September 30, 2022	6.33	.23[e]	(.85)	(.62)	(.19)	—	(.19)	5.52	(9.96)	3,614	1.76	3.77[e]	1,163
September 30, 2021	6.37	.20	(.06)	.14	(.16)	(.02)	(.18)	6.33	2.09	7,974	1.72	2.96	1,277
September 30, 2020	6.91	.20	(. 52)	(.32)	(.22)	—	(.22)	6.37	(4.67)	12,991	1.74	2.99	1,110
September 30, 2019	6.88	.23	.05	.28	(.25)	—	(.25)	6.91	4.26	19,923	1.73	3.31	701
Class C
September 30, 2023	$5.46	.25	(.22)	.03	(.34)	—	(.34)	$5.15	.45	$70,547	1.79	4.66	1,325
September 30, 2022	6.27	.23	(.85)	(.62)	(.19)	—	(.19)	5.46	(10.04)	114,682	1.76	3.97	1,163
September 30, 2021	6.31	.20	(.06)	.14	(.16)	(.02)	(.18)	6.27	2.13	218,082	1.72	3.05	1,277
September 30, 2020	6.85	.20	(. 52)	(.32)	(.22)	—	(.22)	6.31	(4.70)	325,092	1.74	3.04	1,110
September 30, 2019	6.82	.22	.07	.29	(.26)	—	(.26)	6.85	4.31	484,676	1.73	3.33	701
Class M
September 30, 2023	$5.45	.28	(.23)	.05	(.37)	—	(.37)	$5.13	.79	$52,473	1.29	5.11	1,325
September 30, 2022	6.25	.26	(.83)	(.57)	(.23)	—	(.23)	5.45	(9.39)	59,808	1.26	4.48	1,163
September 30, 2021	6.30	.23	(.06)	.17	(.19)	(.03)	(.22)	6.25	2.53	78,270	1.22	3.51	1,277
September 30, 2020	6.84	.23	(. 51)	(.28)	(.26)	—	(.26)	6.30	(4.19)	86,104	1.24	3.49	1,110
September 30, 2019	6.82	.25	.06	.31	(.29)	—	(.29)	6.84	4.75	111,949	1.23	3.76	701
Class R
September 30, 2023	$5.49	.28	(.22)	.06	(.37)	—	(.37)	$5.18	.97	$1,642	1.29	5.16	1,325
September 30, 2022	6.31	.27	(.86)	(.59)	(.23)	—	(.23)	5.49	(9.62)	1,860	1.26	4.56	1,163
September 30, 2021	6.35	.23	(.05)	.18	(.19)	(.03)	(.22)	6.31	2.67	2,120	1.22	3.56	1,277
September 30, 2020	6.89	.23	(. 52)	(.29)	(.25)	—	(.25)	6.35	(4.18)	2,120	1.24	3.52	1,110
September 30, 2019	6.87	.25	.06	.31	(.29)	—	(.29)	6.89	4.70	2,423	1.23	3.74	701
Class R6
September 30, 2023	$5.52	.32	(.23)	.09	(.41)	—	(.41)	$5.20	1.44	$37,045.67		5.88	1,325
September 30, 2022	6.33	.31	(.86)	(.55)	(.26)	—	(.26)	5.52	(8.88)	25,839.66		5.23	1,163
September 30, 2021	6.38	.27	(.07)	.20	(.22)	(.03)	(.25)	6.33	3.07	24,944.63		4.16	1,277
September 30, 2020	6.92	.27	(. 52)	(.25)	(.29)	—	(.29)	6.38	(3.60)	36,162.64		4.14	1,110
September 30, 2019	6.89	.30	.06	.36	(.33)	—	(.33)	6.92	5.42	17,243.64		4.38	701

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

84 Diversified Income Trust	Diversified Income Trust 85

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class Y
September 30, 2023	$5.53	.32	(.24)	.08	(.39)	—	(.39)	$5.22	1.41	$529,882.79		5.77	1,325
September 30, 2022	6.34	.30	(.86)	(.56)	(.25)	—	(.25)	5.53	(9.04)	767,605.76		5.06	1,163
September 30, 2021	6.38	.27	(.07)	.20	(.21)	(.03)	(.24)	6.34	3.08	1,324,278.72		4.10	1,277
September 30, 2020	6.91	.27	(. 52)	(.25)	(.28)	—	(.28)	6.38	(3.60)	1,674,889.74		4.07	1,110
September 30, 2019	6.88	.29	.06	.35	(.32)	—	(.32)	6.91	5.30	2,529,128.73		4.33	701

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class differences for the period due to the timing of subscriptions into the class or redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

86 Diversified Income Trust	Diversified Income Trust 87

Notes to financial statements 9/30/23

Unless otherwise noted, the “reporting period” represents the period from October 1, 2022 through September 30, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
the SEC	the Securities and Exchange Commission
OTC	over-the-counter
PIL	Putnam Investments Limited, an affiliate of Putnam Management

Putnam Diversified Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and related derivative instruments, and other obligations of companies and governments worldwide, including bank loans, that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). The fund currently has significant investment exposure to residential and commercial mortgage-backed securities. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, including credit default swaps, interest rate swaps, total return swaps, to-be-announced (TBA) commitments, futures, options and swaptions on mortgage-backed securities and indices, and certain foreign currency transactions and credit default, total return and interest rate swap contracts for both hedging and non-hedging purposes, including to obtain or adjust exposure to mortgage-backed investments.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 4.00%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class M†	Up to 3.25%	None	None
Class R†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and

88 Diversified Income Trust

these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the fund, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Diversified Income Trust 89

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from

90 Diversified Income Trust

changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

Diversified Income Trust 91

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At close of the reporting period, the fund has deposited cash valued at $10,855,688 in a segregated account to cover margin requirements on open centrally cleared interest rate swap contracts.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

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In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At close of the reporting period, the fund has deposited cash valued at $807,541 in a segregated account to cover margin requirements on open centrally cleared credit default contracts.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

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Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged to the fund which cannot be sold or repledged totaled $428,289 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $5,016,236 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $5,605,488 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

94 Diversified Income Trust

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2023, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$896,115,658	$488,006,921	$1,384,122,579

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $549,188 to increase undistributed net investment income, $81,490 to decrease paid-in capital and $467,698 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$295,105,492
Unrealized depreciation	(718,416,610)
Net unrealized depreciation	(423,311,118)
Undistributed ordinary income	80,716,112
Capital loss carryforward	(1,384,122,579)
Cost for federal income tax purposes	$2,391,867,950

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,
0.650%	of the next $5 billion,	0.480%	of the next $50 billion,
0.600%	of the next $10 billion,	0.470%	of the next $100 billion and
0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

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For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.541% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2025, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $14,420 for trading errors which occurred during the reporting period. The effect of the losses incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,013,573	Class R	3,050
Class B	3,956	Class R6	16,972
Class C	153,575	Class Y	1,095,902
Class M	96,004	Total	$2,383,032

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $63,928 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,149, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

96 Diversified Income Trust

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,504,743
Class B	1.00%	1.00%	23,571
Class C	1.00%	1.00%	913,444
Class M	1.00%	0.50%	285,143
Class R	1.00%	0.50%	9,054
Total			$2,735,955

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $22,758 and no monies from the sale of class A and class M shares, respectively, and received $294 and $40 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $39 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$24,726,725,544	$23 594,430,091
U.S. government securities (Long-term)	—	—
Total	$24,726,725,544	$23,594,430,091

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class A	Shares	Amount	Shares	Amount
Shares sold	15,054,798	$84,533,356	13,190,640	$79,686,427
Shares issued in connection with
reinvestment of distributions	6,785,041	37,627,687	4,140,396	24,877,407
	21,839,839	122,161,043	17,331,036	104,563,834
Shares repurchased	(29,003,751)	(161,313,448)	(34,443,062)	(209,188,297)
Net decrease	(7,163,912)	$(39,152,405)	(17,112,026)	$(104,624,463)

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	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class B	Shares	Amount	Shares	Amount
Shares sold	16,413	$91,079	9,117	$54,597
Shares issued in connection with
reinvestment of distributions	25,920	142,526	27,353	162,901
	42,333	233,605	36,470	217,498
Shares repurchased	(426,338)	(2,354,040)	(641,757)	(3,854,520)
Net decrease	(384,005)	$(2,120,435)	(605,287)	$(3,637,022)

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class C	Shares	Amount	Shares	Amount
Shares sold	621,058	$3,393,826	744,597	$4,431,252
Shares issued in connection with
reinvestment of distributions	959,993	5,208,579	771,774	4,545,649
	1,581,051	8,602,405	1,516,371	8,976,901
Shares repurchased	(8,871,458)	(48,311,228)	(15,314,559)	(91,107,398)
Net decrease	(7,290,407)	$(39,708,823)	(13,798,188)	$(82,130,497)

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class M	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	—	—	—	—
Shares repurchased	(755,790)	(4,080,685)	(1,531,890)	(8,966,080)
Net decrease	(755,790)	$(4,080,685)	(1,531,890)	$(8,966,080)

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class R	Shares	Amount	Shares	Amount
Shares sold	20,252	$110,334	20,606	$122,551
Shares issued in connection with
reinvestment of distributions	21,931	119,378	12,371	73,007
	42,183	229,712	32,977	195,558
Shares repurchased	(63,742)	(345,641)	(30,420)	(182,293)
Net increase (decrease)	(21,559)	$(115,929)	2,557	$13,265

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	4,343,908	$23,798,839	2,965,288	$18,039,717
Shares issued in connection with
reinvestment of distributions	275,188	1,501,259	163,900	971,483
	4,619,096	25,300,098	3,129,188	19,011,200
Shares repurchased	(2,178,230)	(11,892,816)	(2,383,571)	(14,255,753)
Net increase	2,440,866	$13,407,282	745,617	$4,755,447

98 Diversified Income Trust

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	26,211,279	$144,706,907	48,881,906	$292,320,580
Shares issued in connection with
reinvestment of distributions	7,247,270	39,749,231	5,519,823	32,842,999
	33,458,549	184,456,138	54,401,729	325,163,579
Shares repurchased	(70,754,563)	(388,733,746)	(124,448,434)	(748,934,454)
Net decrease	(37,296,014)	$(204,277,608)	(70,046,705)	$(423,770,875)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/22	cost	proceeds	income	of 9/30/23
Short-term investments
Putnam Short Term
Investment Fund**	$125,491,507	$758,160,477	$752,825,036	$7,657,215	$130,826,948
Total Short-term
investments	$125,491,507	$758,160,477	$752,825,036	$7,657,215	$130,826,948

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and ceased publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as

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hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$11,500,000
Purchased swap option contracts (contract amount)	$3,493,600,000
Written TBA commitment option contracts (contract amount)	$11,500,000
Written swap option contracts (contract amount)	$3,092,600,000
Futures contracts (number of contracts)	200
Forward currency contracts (contract amount)	$177,900,000
OTC interest rate swap contracts (notional)	$1,659,700,000
Centrally cleared interest rate swap contracts (notional)	$12,736,800,000
OTC total return swap contracts (notional)	$27,200,000
OTC credit default contracts (notional)	$206,600,000
Centrally cleared credit default contracts (notional)	$8,500,000
Warrants (number of warrants)	100

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
	Receivables, Net
	assets — Unrealized
Credit contracts	appreciation	$28,275,034*	Payables	$25,181,616
Foreign exchange
contracts	Receivables	1,859,868	Payables	1,506,138
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	250,835,650*	Unrealized depreciation	200,300,791*
Total		$280,970,552		$226,988,545

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

100 Diversified Income Trust

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(6,053,400)	$(6,053,400)
Foreign exchange
contracts	—	—	—	(1,362,804)	—	$(1,362,804)
Equity contracts	(18)	—	—	—	—	$(18)
Interest rate
contracts	—	(75,191,585)	2,234,557	—	25,925,665	$(47,031,363)
Total	$(18)	$(75,191,585)	$2,234,557	$(1,362,804)	$19,872,265	$(54,447,585)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$9,077,991	$9,077,991
Foreign exchange
contracts	—	—	—	(2,636,023)	—	$(2,636,023)
Equity contracts	7	—	—	—	—	$7
Interest rate
contracts	—	73,858,931	(820,650)	—	(39,443,983)	$33,594,298
Total	$7	$73,858,931	$(820,650)	$(2,636,023)	$(30,365,992)	$40,036,273

Diversified Income Trust 101

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Mizuho Capital Markets LLC	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto-Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
OTC Interest rate
swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$32,904,129	$—	$—	$—	$—	$—	$32,904,129
Centrally cleared
interest rate swap
contracts§	—	—	8,428,534	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	8,428,534
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts —
protection
purchased*#	—	—	—	—	—	8,553,935	4,120,797	—	1,076,005	—	—	8,446,004	1,627,128	—	4,293,786	—	—	—	—	—	28,117,655
Centrally cleared
credit default
contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward currency
contracts#	12,865	29,158	—	—	162,366	—	—	—	67,920	137,958	74,313	—	—	—	255,582	70	823,480	128,271	38,989	128,896	1,859,868
Forward premium
swap option
contracts#	30,808,053	—	—	—	10,128,359	—	—	1,088,681	723,470	—	18,762,153	—	—	200,035	6,650,391	—	—	376,520	10,960,148	—	79,697,810
Total Assets	$30,820,918	$29,158	$8,428,534	$—	$10,290,725	$8,553,935	$4,120,797	$1,088,681	$1,867,395	$137,958	$18,836,466	$8,446,004	$1,627,128	$200,035	$44,103,888	$70	$823,480	$504,791	$10,999,137	$128,896	$151,007,996
Liabilities:
OTC Interest rate
swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$59,184	$—	$—	$—	$—	$—	$—	$—	$—	$—	$59,184
Centrally cleared
interest rate swap
contracts§	—	—	10,656,395	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	10,656,395
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,628,597	—	—	—	—	—	2,628,597
OTC Credit default
contracts —
protection sold*#	512,293	—	—	—	—	10,294,132	4,955,097	—	2,518,303	—	—	619,091	339,508	—	3,314,595	—	—	—	—	—	22,553,019
OTC Credit default
contracts —
protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

102 Diversified Income Trust	Diversified Income Trust 103

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Mizuho Capital Markets LLC	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto-Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Centrally cleared
credit default
contracts§	$—	$—	$29,543	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$29,543
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	39,118	—	—	—	—	—	—	—	—	39,118
Forward currency
contracts#	105,426	9,571	—	—	507	—	—	—	214,304	187,283	2,972	—	—	—	274,955	154,980	54,729	36,076	465,335	—	1,506,138
Forward premium
swap option
contracts#	18,717,952	—	—	—	7,805,321	—	—	1,176,692	486,953	—	19,562,583	—	—	209,090	4,431,895	—	—	95,976	4,219,522	—	56,705,984
Total Liabilities	$19,335,671	$9,571	10,685,938	$—	$7,805,828	$10,294,132	$4,955,097	$1,176,692	$3,219,560	$187,283	$19,624,739	$658,209	$339,508	$209,090	$10,650,042	$154,980	$54,729	$132,052	$4,684,857	$—	$94,177,978
Total Financial
and Derivative
Net Assets	$11,485,247	$19,587	$(2,257,404)	$—	$2,484,897	$(1,740,197)	$(834,300)	$(88,011)	$(1,352,165)	$(49,325)	$(788,273)	$7,787,795	$1,287,620	$(9,055)	$33,453,846	$(154,910)	$768,751	$372,739	$6,314,280	$128,896	$56,830,018
Total collateral
received
(pledged)†##	$11,485,247	$—	$—	$—	$1,966,000	$(1,740,197)	$(834,300)	$(88,011)	$(1,268,904)	$—	$(788,273)	$7,787,795	$1,287,620	$—	$33,453,846	$(111,552)	$751,213	$372,739	$6,242,289	$—
Net amount	$—	$19,587	$(2,257,404)	$—	$518,897	$—	$—	$—	$(83,261)	$(49,325)	$—	$—	$—	$(9,055)	$—	$(43,358)	$17,538	$—	$71,991	$128,896
Controlled
collateral received
(including TBA
commitments)**	$11,950,745	$—	$—	$847,000	$1,966,000	$—	$—	$—	$—	$—	$—	$7,959,000	$1,292,829	$—	$34,638,000	$—	$751,213	$390,000	$5,814,000	$—	$65,608,787
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$428,289	$—	$428,289
Collateral
(pledged)
(including TBA
commitments)**	$—	$—	$—	$—	$—	$(4,683,192)	$(869,508)	$(161,352)	$(1,268,904)	$—	$(1,345,596)	$—	$—	$—	$—	$(111,552)	$—	$—	$—	$—	$(8,440,104)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $499,992 and $11,663,229, respectively.

104 Diversified Income Trust	Diversified Income Trust 105

Note 10: Of special note

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly-owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable), which will be presented to the shareholders of each Putnam Fund for their approval at shareholder meetings in October 2023 or at any adjourned sessions of such meetings. Proxy solicitation materials related to these meetings have been made available to shareholders that held shares of the fund at the close of business on July 24, 2023.

106 Diversified Income Trust

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $71,312,861 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2024 will show the tax status of all distributions paid to your account in calendar 2023.

Diversified Income Trust 107

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Mortgage Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; Director of Choice Bank, a private, community bank based in North Dakota; and previously a Board Member of Catholic Charities of St. Paul and Minneapolis; former Director of the Catholic Community Foundation of Minnesota; and former Investment Advisory Board Member of the University of Minnesota.

108 Diversified Income Trust

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2023, there were 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Diversified Income Trust 109

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Michael J. Higgins (Born 1976)	Assistant Vice President, Assistant Clerk,
Vice President, Treasurer, and Clerk	and Assistant Treasurer
Since 2010	Since 2004

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Head of Fund Administration Services,
Richard T. Kircher (Born 1962)	Putnam Investments and Putnam Management
Vice President and BSA Compliance Officer
Since 2019	Stephen J. Tate (Born 1974)
Assistant Director, Operational Compliance, Putnam	Vice President and Chief Legal Officer
Investments and Putnam Retail Management	Since 2021
General Counsel, Putnam Investments,
Martin Lemaire (Born 1984)	Putnam Management, and Putnam Retail Management
Vice President and Derivatives Risk Manager
Since 2022	Mark C. Trenchard (Born 1962)
Risk Manager and Risk Analyst, Putnam Investments	Vice President
Since 2002
Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

110 Diversified Income Trust

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President and	Assistant Clerk, and
and Trust Company	Chief Compliance Officer	Assistant Treasurer

Legal Counsel	Michael J. Higgins	Janet C. Smith
Ropes & Gray LLP	Vice President, Treasurer,	Vice President,
	and Clerk	Principal Financial Officer,
Independent Registered		Principal Accounting Officer,
Public Accounting Firm	Jonathan S. Horwitz	and Assistant Treasurer
PricewaterhouseCoopers LLP	Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended. The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2023	$225,386	$ —	$16,943	$ —
September 30, 2022	$220,803	$ —	$14,993	$ —

For the fiscal years ended September 30, 2023 and September 30, 2022, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $235,575 and $313,276 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2023	$ —	$220,632	$ —	$ —
September 30, 2022	$ —	$298,283	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 27, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 27, 2023